UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares returned 22.72% excluding sales charges for the 12-month period that ended October 31, 2015.

■	The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.01% for the same time period.

■	Positive total returns were generated primarily by our proprietary quantitative currency model.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	Life
Class A	06/15/06
Excluding sales charges		22.72	3.90	3.39
Including sales charges		19.01	3.26	3.05
Class B	06/15/06
Excluding sales charges		21.87	3.09	2.64
Including sales charges		16.87	2.73	2.64
Class C	06/15/06
Excluding sales charges		21.76	3.12	2.64
Including sales charges		20.76	3.12	2.64
Class I	06/15/06	23.18	4.37	3.84
Class R4*	03/19/13	23.10	4.04	3.46
Class R5*	06/25/14	23.18	3.99	3.43
Class W*	12/01/06	22.71	3.83	3.33
Class Y*	02/28/13	23.11	4.11	3.50
Class Z*	09/27/10	22.98	4.26	3.54
Citi One-Month U.S. Treasury Bill Index**		0.01	0.04	0.93

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

**	Since June 30, 2006

Effective July 1, 2015, the Fund compares its performance to that of the Citi One-Month U.S. Treasury Bill Index (the New Index). Prior to this date, the Fund compared its performance to that of the Citi Three-Month U.S. Treasury Bill Index (the Former Index). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included. The Citi One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.

The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (June 15, 2006 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Currency and Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. For comparison with the indices, the chart shows the indices with a hypothetical value of $10,000 as of 06/30/06, the first day data was available for the indices since the Fund’s inception on 06/15/06.

4	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At October 31, 2015, approximately 50.1% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2015, the Fund’s Class A shares returned 22.72% excluding sales charges. The Fund outperformed its benchmark, the Citi One-Month U.S. Treasury Bill Index, which returned 0.01% for the same time period. Positive total returns were generated primarily by our proprietary quantitative currency model.

Currency Positioning Led to Strong Gains for Fund

We use a two-part investment process to seek to achieve the Fund’s investment objective. The first component consists of investments in primarily high quality, short-term fixed-income securities with minimal interest rate risk. This component seeks to build a base of consistent income, at least in normal interest rate environments. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the period, we generated strong positive total returns from our proprietary quantitative currency model. The Fund’s positioning in the Swiss franc, British pound, Norwegian krone and Swedish krona contributed most positively to its performance for the 12 months ended October 31, 2015. On the other hand, positioning in the Australian dollar and Canadian dollar detracted from the Fund’s results. Positioning in the Japanese yen, euro and New Zealand dollar had little cumulative impact on the Fund’s performance during the period. We also generated small incremental returns from the Fund’s investment in short-term fixed-income securities, reflecting the unusually low interest rate environment that persisted throughout the period.

Quantitative Model Drove Currency Position Changes

We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully integrated, risk management system to help us monitor and mitigate market

Portfolio Management

Nicholas Pifer, CFA

Portfolio Breakdown (%) (at October 31, 2015)
Asset-Backed Securities — Non-Agency	1.3
Money Market Funds	98.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at October 31, 2015)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015	5

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s long and short exposures to currencies, including foreign currencies, subjects the Fund to substantial exposure to currency fluctuations, which can be highly volatile. Numerous factors can impact the value of a country’s currency, including interest rates, inflation, and political, market, economic, social and other conditions such as the perceived or actual ability or willingness of a sovereign or its instrumentalities to provide support for the sovereign’s currency. Volatility of currency fluctuations can result in large one-time fund gains or losses (e.g., the dramatic one-time appreciation of the Swiss Franc in early 2015), and any gains may not be sustainable.

As part of its principal investment strategies, the Fund utilizes leverage, created through investments in derivatives, in particular cash-settled forward foreign currency contracts, which allows the Fund to obtain currency exposures substantially in excess of the Fund’s net assets. Thus, the Fund’s use of leverage magnifies its exposure to currency risk, making the Fund’s net asset value (NAV) and corresponding NAV per share more volatile and thus resulting in increased volatility of returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential. Foreign-currency-related tax risk exists on gains from some of the Fund’s foreign-currency-denominated positions, which may not be treated by the IRS (including retroactively) as “qualifying income,” which could have negative tax consequences. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for information on these and other risks.

risk. We currently believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

Derivative Positions

The Fund’s proprietary quantitative currency model is implemented through the use of short-term currency forwards. The notional value of these forwards varies over time but typically exceeds the net asset value of the Fund. (Notional value is the principal value of an asset, excluding factors such as inflation, depreciation or other forms of impairment.) This increases the volatility of the Fund as we seek to increase the Fund’s potential for return over time. These currency forwards, which are held for investment purposes, generated substantial gains for the Fund during the period.

Looking Ahead

We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund’s positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund’s investments in short-term debt obligations, plus the gains or minus the losses resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund’s forward foreign currency contracts requires little cash outlay, the Fund’s assets will consist primarily of short-term investment grade U.S. dollar-denominated securities (if unrated, securities will be of comparable quality as determined by the investment manager). At the end of the period, a majority of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.

AUD	Australian Dollar
CAD	Canadian Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

6	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.40	1,016.65	8.52	8.49	1.68
Class B	1,000.00	1,000.00	1,019.10	1,012.89	12.30	12.26	2.43
Class C	1,000.00	1,000.00	1,019.10	1,012.89	12.30	12.26	2.43
Class I	1,000.00	1,000.00	1,024.30	1,018.55	6.60	6.58	1.30
Class R4	1,000.00	1,000.00	1,023.60	1,017.90	7.25	7.23	1.43
Class R5	1,000.00	1,000.00	1,025.20	1,018.30	6.85	6.83	1.35
Class W	1,000.00	1,000.00	1,022.60	1,016.65	8.52	8.49	1.68
Class Y	1,000.00	1,000.00	1,024.30	1,018.55	6.60	6.58	1.30
Class Z	1,000.00	1,000.00	1,023.60	1,017.90	7.25	7.23	1.43

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015	7

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Asset-Backed Securities — Non-Agency 1.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	1.073%	750,000	704,005

Total Asset-Backed Securities — Non-Agency
(Cost: $746,953)			704,005

Money Market Funds 99.0%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.159%(b)(c)	54,228,924	54,228,924

Total Money Market Funds
(Cost: $54,228,924)		54,228,924

Total Investments
(Cost: $54,975,877)		54,932,929

Other Assets & Liabilities, Net		(172,297)

Net Assets		54,760,632

Forward Foreign Currency Exchange Contracts Open at October 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	12/02/2015	119,999,000 SEK	14,121,616 USD	67,160	—

Barclays	12/02/2015	35,128,683 USD	51,906,000 NZD	—	(56,801)

Citi	12/02/2015	29,122,000 AUD	21,107,509 USD	371,858	—

State Street	12/02/2015	14,098,302 USD	1,702,088,000 JPY	10,591	—

State Street	12/02/2015	21,129,945 USD	176,640,000 NOK	—	(350,938)

Standard Chartered	12/02/2015	46,307,000 CAD	35,183,279 USD	—	(223,913)

Total				449,609	(631,652)

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	50,067,724	73,064,616	(68,903,416)	54,228,924	61,360	54,228,924

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Asset-Backed Securities — Non-Agency	—	704,005	—	704,005

Money Market Funds	—	54,228,924	—	54,228,924

Total Investments	—	54,932,929	—	54,932,929

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	449,609	—	449,609

Liabilities

Forward Foreign Currency Exchange Contracts	—	(631,652)	—	(631,652)

Total	—	54,750,886	—	54,750,886

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	50,067,724	50,067,724	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $746,953)	$704,005

Affiliated issuers (identified cost $54,228,924)	54,228,924

Total investments (identified cost $54,975,877)	54,932,929

Unrealized appreciation on forward foreign currency exchange contracts	449,609

Receivable for:

Capital shares sold	121,650

Dividends	6,746

Interest	67

Expense reimbursement due from Investment Manager	9

Prepaid expenses	2,521

Total assets	55,513,531

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	631,652

Payable for:

Capital shares purchased	58,804

Investment management fees	1,328

Distribution and/or service fees	178

Transfer agent fees	2,748

Administration fees	119

Compensation of board members	22,265

Other expenses	35,805

Total liabilities	752,899

Net assets applicable to outstanding capital stock	$54,760,632

Represented by

Paid-in capital	$47,087,446

Undistributed net investment income	2,614,608

Accumulated net realized gain	5,283,569

Unrealized appreciation (depreciation) on:

Investments	(42,948)

Forward foreign currency exchange contracts	(182,043)

Total — representing net assets applicable to outstanding capital stock	$54,760,632

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$15,621,771

Shares outstanding	1,320,745

Net asset value per share	$11.83

Maximum offering price per share(a)	$12.20

Class B

Net assets	$59,334

Shares outstanding	5,296

Net asset value per share	$11.20

Class C

Net assets	$2,556,439

Shares outstanding	228,455

Net asset value per share	$11.19

Class I

Net assets	$27,816,963

Shares outstanding	2,276,425

Net asset value per share	$12.22

Class R4

Net assets	$369,430

Shares outstanding	30,401

Net asset value per share	$12.15

Class R5

Net assets	$388,154

Shares outstanding	31,771

Net asset value per share	$12.22

Class W

Net assets	$82,812

Shares outstanding	7,028

Net asset value per share	$11.78

Class Y

Net assets	$12,565

Shares outstanding	1,030

Net asset value per share	$12.20

Class Z

Net assets	$7,853,164

Shares outstanding	646,296

Net asset value per share	$12.15

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$61,360

Interest	21,990

Total income	83,350

Expenses:

Investment management fees	449,640

Distribution and/or service fees

Class A	33,377

Class B	473

Class C	18,571

Class W	207

Transfer agent fees

Class A	21,225

Class B	75

Class C	2,945

Class R4	232

Class R5	58

Class W	132

Class Z	9,954

Administration fees	40,417

Compensation of board members	9,744

Custodian fees	5,419

Printing and postage fees	18,464

Registration fees	107,377

Audit fees	30,710

Legal fees	6,061

Other	11,316

Total expenses	766,397

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(31,864)

Total net expenses	734,533

Net investment loss	(651,183)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	293

Foreign currency translations	(762)

Forward foreign currency exchange contracts	10,572,467

Net realized gain	10,571,998

Net change in unrealized appreciation (depreciation) on:

Investments	(42,561)

Forward foreign currency exchange contracts	312,363

Net change in unrealized appreciation	269,802

Net realized and unrealized gain	10,841,800

Net increase in net assets resulting from operations	$10,190,617

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations

Net investment loss	$(651,183)	$(682,300)

Net realized gain (loss)	10,571,998	(171,489)

Net change in unrealized appreciation (depreciation)	269,802	(879,692)

Net increase (decrease) in net assets resulting from operations	10,190,617	(1,733,481)

Decrease in net assets from capital stock activity	(5,825,475)	(40,525,346)

Total increase (decrease) in net assets	4,365,142	(42,258,827)

Net assets at beginning of year	50,395,490	92,654,317

Net assets at end of year	$54,760,632	$50,395,490

Undistributed (excess of distributions over) net investment income	$2,614,608	$(538,751)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	604,105	6,665,893	133,905	1,270,682

Redemptions	(535,558)	(5,702,700)	(937,918)	(8,850,560)

Net increase (decrease)	68,547	963,193	(804,013)	(7,579,878)

Class B shares

Subscriptions	3,820	39,479	—	—

Redemptions(b)	(4,146)	(42,901)	(14,515)	(130,393)

Net decrease	(326)	(3,422)	(14,515)	(130,393)

Class C shares

Subscriptions	192,991	1,919,649	26,784	243,613

Redemptions	(101,285)	(1,050,592)	(143,534)	(1,285,590)

Net increase (decrease)	91,706	869,057	(116,750)	(1,041,977)

Class I shares

Subscriptions	22,378	245,309	240,969	2,353,549

Redemptions	(718,243)	(8,221,564)	(3,794,421)	(36,870,728)

Net decrease	(695,865)	(7,976,255)	(3,553,452)	(34,517,179)

Class R4 shares

Subscriptions	30,862	344,535	788	7,700

Redemptions	(1,492)	(17,533)	—	—

Net increase	29,370	327,002	788	7,700

Class R5 shares

Subscriptions	33,180	369,400	1,022	10,000

Redemptions	(2,431)	(26,228)	—	—

Net increase	30,749	343,172	1,022	10,000

Class W shares

Subscriptions	—	—	568	5,400

Redemptions	(1,897)	(20,366)	(4,302)	(40,366)

Net decrease	(1,897)	(20,366)	(3,734)	(34,966)

Class Y shares

Subscriptions	—	—	786	7,696

Net increase	—	—	786	7,696

Class Z shares

Subscriptions	1,088,930	12,582,570	563,707	5,511,319

Redemptions	(1,193,947)	(12,910,426)	(281,598)	(2,757,668)

Net increase (decrease)	(105,017)	(327,856)	282,109	2,753,651

Total net decrease	(582,733)	(5,825,475)	(4,207,759)	(40,525,346)

(a)	Class R5 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.64	$9.75	$10.21	$9.95	$10.00

Income from investment operations:

Net investment loss	(0.16)	(0.14)	(0.13)	(0.12)	(0.15)

Net realized and unrealized gain (loss)	2.35	0.03 (a)	(0.09)	0.38	0.10

Total from investment operations	2.19	(0.11)	(0.22)	0.26	(0.05)

Less distributions to shareholders:

Net realized gains	—	—	(0.24)	—	—

Total distributions to shareholders	—	—	(0.24)	—	—

Net asset value, end of period	$11.83	$9.64	$9.75	$10.21	$9.95

Total return	22.72%	(1.13%)	(2.28%)	2.61%	(0.50%)

Ratios to average net assets(b)

Total gross expenses	1.76%	1.77%	1.68%	1.65%	1.73%

Total net expenses(c)	1.67%	1.66%	1.48%	1.42%	1.73%

Net investment loss	(1.51%)	(1.50%)	(1.29%)	(1.18%)	(1.48%)

Supplemental data

Net assets, end of period (in thousands)	$15,622	$12,068	$20,050	$30,758	$40,755

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.19	$9.37	$9.90	$9.72	$9.85

Income from investment operations:

Net investment loss	(0.23)	(0.20)	(0.20)	(0.19)	(0.22)

Net realized and unrealized gain (loss)	2.24	0.02 (a)	(0.09)	0.37	0.09

Total from investment operations	2.01	(0.18)	(0.29)	0.18	(0.13)

Less distributions to shareholders:

Net realized gains	—	—	(0.24)	—	—

Total distributions to shareholders	—	—	(0.24)	—	—

Net asset value, end of period	$11.20	$9.19	$9.37	$9.90	$9.72

Total return	21.87%	(1.92%)	(3.08%)	1.85%	(1.32%)

Ratios to average net assets(b)

Total gross expenses	2.51%	2.51%	2.46%	2.39%	2.47%

Total net expenses(c)	2.42%	2.41%	2.23%	2.17%	2.47%

Net investment loss	(2.26%)	(2.25%)	(2.04%)	(1.93%)	(2.21%)

Supplemental data

Net assets, end of period (in thousands)	$59	$52	$189	$456	$698

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.19	$9.36	$9.89	$9.71	$9.83

Income from investment operations:

Net investment loss	(0.23)	(0.20)	(0.20)	(0.19)	(0.22)

Net realized and unrealized gain (loss)	2.23	0.03 (a)	(0.09)	0.37	0.10

Total from investment operations	2.00	(0.17)	(0.29)	0.18	(0.12)

Less distributions to shareholders:

Net realized gains	—	—	(0.24)	—	—

Total distributions to shareholders	—	—	(0.24)	—	—

Net asset value, end of period	$11.19	$9.19	$9.36	$9.89	$9.71

Total return	21.76%	(1.82%)	(3.08%)	1.85%	(1.22%)

Ratios to average net assets(b)

Total gross expenses	2.51%	2.52%	2.42%	2.39%	2.48%

Total net expenses(c)	2.42%	2.41%	2.23%	2.16%	2.48%

Net investment loss	(2.26%)	(2.25%)	(2.05%)	(1.92%)	(2.23%)

Supplemental data

Net assets, end of period (in thousands)	$2,556	$1,256	$2,374	$2,887	$3,333

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.92	$10.00	$10.42	$10.11	$10.09

Income from investment operations:

Net investment loss	(0.12)	(0.11)	(0.09)	(0.07)	(0.08)

Net realized and unrealized gain (loss)	2.42	0.03 (a)	(0.09)	0.38	0.10

Total from investment operations	2.30	(0.08)	(0.18)	0.31	0.02

Less distributions to shareholders:

Net realized gains	—	—	(0.24)	—	—

Total distributions to shareholders	—	—	(0.24)	—	—

Net asset value, end of period	$12.22	$9.92	$10.00	$10.42	$10.11

Total return	23.18%	(0.80%)	(1.84%)	3.07%	0.20%

Ratios to average net assets(b)

Total gross expenses	1.34%	1.32%	1.16%	1.14%	1.05%

Total net expenses(c)	1.29%	1.26%	1.08%	0.91%	1.05%

Net investment loss	(1.13%)	(1.10%)	(0.90%)	(0.68%)	(0.84%)

Supplemental data

Net assets, end of period (in thousands)	$27,817	$29,482	$65,238	$47,585	$67,660

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.87	$9.97	$10.28

Income from investment operations:

Net investment loss	(0.14)	(0.12)	(0.06)

Net realized and unrealized gain (loss)	2.42	0.02 (b)	(0.25)

Total from investment operations	2.28	(0.10)	(0.31)

Net asset value, end of period	$12.15	$9.87	$9.97

Total return	23.10%	(1.00%)	(3.02%)

Ratios to average net assets(c)

Total gross expenses	1.52%	1.54%	1.19	%(d)

Total net expenses(e)	1.43%	1.41%	1.19	%(d)

Net investment loss	(1.26%)	(1.25%)	(1.03	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$369	$10	$2

Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015		2014(a)
Per share data
Net asset value, beginning of period	$9.92		$9.78

Income from investment operations:

Net investment loss	(0.13)		(0.04)

Net realized and unrealized gain	2.43		0.18	(b)

Total from investment operations	2.30		0.14

Net asset value, end of period	$12.22		$9.92

Total return	23.18%		1.43%

Ratios to average net assets(c)

Total gross expenses	1.45%		1.46%	(d)

Total net expenses(e)	1.35%		1.33%	(d)

Net investment loss	(1.19%	)	(1.08%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$388		$10

Portfolio turnover	0%		0%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.60	$9.71	$10.19	$9.94	$9.99

Income from investment operations:

Net investment loss	(0.16)	(0.14)	(0.12)	(0.14)	(0.15)

Net realized and unrealized gain (loss)	2.34	0.03 (a)	(0.12)	0.39	0.10

Total from investment operations	2.18	(0.11)	(0.24)	0.25	(0.05)

Less distributions to shareholders:

Net realized gains	—	—	(0.24)	—	—

Total distributions to shareholders	—	—	(0.24)	—	—

Net asset value, end of period	$11.78	$9.60	$9.71	$10.19	$9.94

Total return	22.71%	(1.13%)	(2.49%)	2.52%	(0.50%)

Ratios to average net assets(b)

Total gross expenses	1.75%	1.77%	1.83%	1.83%	1.71%

Total net expenses(c)	1.67%	1.66%	1.33%	1.62%	1.71%

Net investment loss	(1.51%)	(1.50%)	(1.13%)	(1.38%)	(1.46%)

Supplemental data

Net assets, end of period (in thousands)	$83	$86	$123	$10,922	$24,171

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.91	$9.98	$10.25

Income from investment operations:

Net investment loss	(0.12)	(0.11)	(0.07)

Net realized and unrealized gain (loss)	2.41	0.04 (b)	(0.20)

Total from investment operations	2.29	(0.07)	(0.27)

Net asset value, end of period	$12.20	$9.91	$9.98

Total return	23.11%	(0.70%)	(2.63%)

Ratios to average net assets(c)

Total gross expenses	1.35%	1.36%	1.20	%(d)

Total net expenses(e)	1.29%	1.28%	1.20	%(d)

Net investment loss	(1.13%)	(1.11%)	(1.04	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$13	$10	$2

Portfolio turnover	0%	0%	0%

Notes to Financial Highlights

(a)	Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.88	$9.97	$10.41	$10.11	$10.09

Income from investment operations:

Net investment loss	(0.14)	(0.12)	(0.11)	(0.09)	(0.10)

Net realized and unrealized gain (loss)	2.41	0.03 (a)	(0.09)	0.39	0.12

Total from investment operations	2.27	(0.09)	(0.20)	0.30	0.02

Less distributions to shareholders:

Net realized gains	—	—	(0.24)	—	—

Total distributions to shareholders	—	—	(0.24)	—	—

Net asset value, end of period	$12.15	$9.88	$9.97	$10.41	$10.11

Total return	22.98%	(0.90%)	(2.04%)	2.97%	0.20%

Ratios to average net assets(b)

Total gross expenses	1.50%	1.54%	1.45%	1.34%	1.15%

Total net expenses(c)	1.42%	1.41%	1.24%	1.09%	1.15%

Net investment loss	(1.27%)	(1.25%)	(1.05%)	(0.85%)	(0.95%)

Supplemental data

Net assets, end of period (in thousands)	$7,853	$7,422	$4,677	$9,146	$6,079

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be

Annual Report 2015	25

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The

26	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation

Annual Report 2015	27

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	449,609

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	(631,652)

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	10,572,467
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	312,363

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2015:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,293,665	(784,205)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2015.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

28	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2015:

	Barclays ($)	Citi ($)	Standard Chartered ($)	State Street ($)	Total ($)
Assets
Forward foreign currency exchange contracts	67,160	371,858	—	10,591	449,609
Liabilities
Forward foreign currency exchange contracts	56,801	—	223,913	350,938	631,652
Total Financial and Derivative Net Assets	10,359	371,858	(223,913)	(340,347)	(182,043)
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	10,359	371,858	(223,913)	(340,347)	(182,043)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2015	29

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund

Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $1,238.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts

30	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

(other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.16%
Class B	0.16
Class C	0.16
Class R4	0.16
Class R5	0.05
Class W	0.16
Class Z	0.16

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares.

For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $32,000 and $20,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $21,393 for Class A and $266 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective March 1, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.68%	1.66%
Class B	2.43	2.41
Class C	2.43	2.41
Class I	1.30	1.28
Class R4	1.43	1.41
Class R5	1.35	1.33
Class W	1.68	1.66
Class Y	1.30	1.28
Class Z	1.43	1.41

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled

Annual Report 2015	31

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for Trustees’ deferred compensation, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,804,542
Accumulated net realized gain	(3,804,542)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended October 31, 2015 and 2014, there were no distributions.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	4,682,808
Undistributed long-term capital gains	3,054,949
Net unrealized depreciation	(42,948)

At October 31, 2015, the cost of investments for federal income tax purposes was $54,975,877and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$0
Unrealized depreciation	(42,948)
Net unrealized depreciation	(42,948)

For the year ended October 31, 2015, $1,978,293 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $0 and $133,843, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends – affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A.

(JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per

32	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 68.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Currency Risk

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or

Annual Report 2015	33

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

Money Market Fund Investment Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under

34	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	35

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Absolute Return Currency and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

36	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$3,207,696

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	37

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	39

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee, since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and other relevant professional experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and other relevant professional experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2015	41

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Absolute Return Currency and Income Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual

Annual Report 2015	43

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

44	Annual Report 2015

COLUMBIA ABSOLUTE RETURN CURRENCY AND INCOME FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	45

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN104_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■	Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■	Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team’s perspective on global economic investment conditions and markets

■	MarketTrack, featuring straightforward insight on current investment opportunities

■	White papers that delve deep into a variety of investment topics

■	Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	Twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■	Youtube.com/CTInvestUS

View our commentaries on the economy, markets and current investment opportunities.

■	Linkedin.com/company/Columbia-Threadneedle-Investments-US

Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Asia Pacific ex-Japan Fund (the Fund) Class A shares returned -10.58% excluding sales charges for the 12-month period that ended October 31, 2015.

■	The Fund slightly underperformed its benchmark, the MSCI AC Asia Pacific ex-Japan Index (Net), which returned -10.46% for the same time period.

■

In a period when all of the markets in its benchmark declined, the Fund benefited from its geographical positioning, as underweight positions in Australia and Malaysia and an overweight in China added value. Stock selection within the information technology, health care and industrials sectors subtracted the most value over the year.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	Life
Class A*	09/27/10
Excluding sales charges		-10.58	0.82	5.88
Including sales charges		-15.72	-0.37	4.89
Class C*	09/27/10
Excluding sales charges		-11.23	0.02	5.06
Including sales charges		-12.12	0.02	5.06
Class I*	09/27/10	-10.08	1.25	6.32
Class R*	09/27/10	-10.78	0.50	5.57
Class R5	07/15/09	-10.17	1.19	6.28
Class Z*	09/27/10	-10.34	1.03	6.11
MSCI AC Asia Pacific ex-Japan Index (Net)		-10.46	1.26	7.25

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI AC Asia Pacific ex-Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific ex-Japan Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (July 15, 2009 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asia Pacific ex-Japan Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended October 31, 2015, the Fund’s Class A shares returned -10.58% excluding sales charges. The Fund slightly underperformed its benchmark, the MSCI AC Asia Pacific ex-Japan Index (Net), which returned -10.46% for the same time period. In a period when all of the markets in its benchmark declined, the Fund benefited from its geographical positioning, as underweight positions in Australia and Malaysia and an overweight in China added value.

Early Gains Erased by Sharp Sell-Off

Equity markets in the Asia-Pacific region declined over the 12 months ended October 31, 2015, with weakness in Asian currencies exacerbating the negative returns for U.S. dollar-based investors. China, Hong Kong and the Philippines were among the stronger performers, while Malaysia, Indonesia, Australia, Thailand and Singapore suffered double-digit declines. Having performed well during the early part of the period, Asian equities suffered a sharp sell-off over the summer months. Sentiment was negatively affected by events in China, where equity markets began to experience a sharp correction in mid-June amid concerns over stretched valuations, a clampdown on margin trading and the drain on liquidity from the large number of initial public offerings. This prompted the People’s Bank of China to announce further cuts in interest rates and banks’ reserve requirements, while also providing liquidity to help stabilize the market. Nevertheless, the market continued to fall during July and August, prompting the authorities to introduce further stimulus measures. By September, Chinese equities began to stabilize and staged a rally in October. Asian markets whose economies are heavily reliant on earnings from commodity exports were hit particularly hard, with Indonesia, Malaysia and Australia falling heavily during the period. The slowdown in the Chinese economy severely affected demand for raw materials and energy. Speculation over when the U.S. Federal Reserve (Fed) will begin to raise U.S. interest rates also hurt Asian markets and currencies, as capital flowed back to the U.S. as investors favored the dollar.

Contributors and Detractors

The financials, consumer discretionary and materials sectors posted negative returns over the period. The Fund’s overweight position in financials detracted modestly from performance but the effects were outweighed by strong stock selection. The Fund’s underweighting in consumer discretionary subtracted value but, again, the negative impact was offset by positive stock selection. Within materials, both a modest overweight and security-selection decisions proved rewarding. Among holdings, the strongest contributors were HDFC Bank, CK Hutchison Holdings and Pegatron Corporation. HDFC’s stock performed well as the Indian bank exhibited robust asset quality and continued to gain market share from the public-sector banks. CK Hutchison added value as the conglomerate’s stock price performed well on the back of the company unlocking value through a restructuring of its assets. Pegatron produces components which are part of the Apple supply chain and the stock performed well thanks to Apple’s strong growth. The stock is supported by an attractive yield, but we have taken some profits based on our current view that the best of the company’s growth is behind it.

Information technology, health care and industrials subtracted the most value over the year. Although our overweight in information technology

Portfolio Management

Threadneedle International Limited

Vanessa Donegan

George Gosden

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2015)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.1
Tencent Holdings Ltd. (China)	3.9
Samsung Electronics Co., Ltd. (South Korea)	3.8
AIA Group Ltd. (Hong Kong)	3.7
China Mobile Ltd. (China)	3.4
CK Hutchison Holdings Ltd. (Hong Kong)	2.5
Westpac Banking Corp. (Australia)	2.3
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.3
HDFC Bank Ltd. (India)	2.0
China Construction Bank Corp., Class H (China)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015	5

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2015)
Australia	18.9
Cayman Islands	0.0	(a)
China	25.8
Hong Kong	12.9
India	7.9
Indonesia	3.0
Luxembourg	0.0	(a)
Malaysia	1.2
Philippines	2.7
Singapore	2.8
South Korea	12.2
Taiwan	11.3
Thailand	1.1
United States(b)	0.2
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at October 31, 2015)
Consumer Discretionary	5.6
Consumer Staples	3.7
Energy	1.9
Financials	42.1
Health Care	5.0
Industrials	7.3
Information Technology	19.5
Materials	6.7
Telecommunication Services	6.2
Utilities	2.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

contributed to returns as the sector benefited from new product cycles and good earnings visibility, the positive contribution from the Fund’s allocation to the sector was offset by sub-par stock selection within the sector. Similarly, the overweight allocation to health care added value, but poor stock selection within the sector outweighed that benefit. Among holdings, Sihuan Pharmaceutical Holdings, SK Hynix and Samsung Electronics were the main detractors from performance. The stock of Sihuan Pharmaceutical Holdings, a Chinese pharmaceutical company, fell after its shares were suspended following an inquiry over how it accounted for some marketing and promotional services. Although SK Hynix delivered strong earnings growth, its shares were de-rated by the market on concerns over the likelihood of Chinese investment causing an over-supply of dynamic random access memory (DRAM) products. To help reflect this risk, the Fund’s overweight position has been reduced. Our underweight in Samsung detracted from returns as the shares performed strongly in the last three months of the period on the back of capital restructuring.

Portfolio Changes

We added to the Fund’s weighting in financials as we found some attractively priced opportunities in the Korean financial sector. We also added to Chinese financials that are beneficiaries of falling interest rates. We also increased our holdings in the materials sector as we saw potential opportunities within chemicals which have benefited from falling input prices, flattening cost curves, margin expansion and a pick-up in earnings momentum. Among holdings, the Fund initiated a position in Anta Sports, China’s leading domestic sports footwear and apparel company, which is experiencing strong demand for its products nationwide. The Fund also added Maruti Suzuki, which collaborates with Suzuki to produce affordable cars in India. The company is benefiting from a strong product pipeline and rising exports are driving volume growth. Meanwhile, we reduced our weighting in consumer discretionary stocks; in particular, we sold some of our automotive positions where we see overproduction in China. Finally, we reduced our overweight in the information technology sector, where we sold two companies in the Indian IT services sector which are facing a slower growth environment. As for other holdings, we sold our position in Sands China on concerns over a deteriorating outlook for the Macau gaming sector in the face of increased competition and an intensified anti-corruption drive by the mainland authorities. We also sold the Fund’s position in Posco, a multinational Korean steel company, following a meeting with management where a plan to restructure the group’s energy assets was articulated. The subsequent weakness in commodity prices meant that the restructuring failed to materialize and the combination of weak global steel demand, plus China’s aggressive exports of steel, made us concerned over the earnings outlook.

6	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Looking Ahead

At this time, we believe that key factors affecting equity markets will be the timing and extent to which the Fed tightens monetary policy in the U.S., the extent of the slowdown in the Chinese economy and the pace of structural reform in India. We intend to continue to invest in those companies that offer superior earnings visibility and earnings momentum along with attractively priced growth. We will also plan to look for individual restructuring stories that could provide a catalyst for a rerating and for companies that will be beneficiaries of structural reform, which we believe will most likely be in India, Indonesia and China.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	7

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	836.10	1,018.80	5.75	6.33	1.25
Class C	1,000.00	1,000.00	833.10	1,015.19	9.05	9.95	1.97
Class I	1,000.00	1,000.00	838.10	1,021.91	2.90	3.19	0.63
Class R	1,000.00	1,000.00	835.10	1,017.70	6.76	7.44	1.47
Class R5	1,000.00	1,000.00	838.10	1,020.16	4.52	4.96	0.98
Class Z	1,000.00	1,000.00	837.10	1,020.16	4.51	4.96	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

8	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 100.0%
Issuer	Shares	Value ($)
AUSTRALIA 18.9%
Amcor Ltd.	83,188	803,497

AMP Ltd.	80,908	328,148

Australia and New Zealand Banking Group Ltd.	36,951	714,644

BHP Billiton Ltd.	50,010	820,201

Commonwealth Bank of Australia	21,347	1,159,099

CSL Ltd.	17,005	1,130,327

Domino’s Pizza Enterprises Ltd.	2,734	90,418

Healthscope Ltd.	337,819	646,743

James Hardie Industries PLC	56,318	729,042

Lend Lease Group	80,375	739,248

Link Administration Holdings Ltd.(a)	70,763	359,788

Macquarie Group Ltd.	19,926	1,206,497

National Australia Bank Ltd.	19,724	421,199

QBE Insurance Group Ltd.	114,311	1,070,036

Rio Tinto Ltd.	21,550	770,586

Spotless Group Holdings Ltd.	493,942	754,285

Suncorp Group Ltd.	54,636	507,544

Telstra Corp., Ltd.	128,200	491,217

Westpac Banking Corp.(a)	3,539	76,845

Westpac Banking Corp.	79,705	1,775,351

Total		14,594,715

CAYMAN ISLANDS —%
China Overseas Property Holdings Ltd.(a)	105,333	18,075

CHINA 25.8%
Alibaba Group Holding Ltd., ADR(a)	10,038	841,486

ANTA Sports Products Ltd.	296,000	828,009

Baidu, Inc., ADR(a)	2,789	522,854

Bank of China Ltd., Class H	2,147,000	1,012,442

China Construction Bank Corp., Class H	1,945,380	1,409,926

China Mengniu Dairy Co., Ltd.	275,000	532,676

China Mobile Ltd.	218,000	2,613,797

China Overseas Land & Investment Ltd.	310,000	1,001,259

China Petroleum & Chemical Corp., Class H	672,000	484,407

China Reinsurance Group Corp., Class H(a)	1,117,000	390,560

China Unicom Hong Kong Ltd.	212,000	258,362

CNOOC Ltd.	555,000	626,879

Guangdong Investment Ltd.	416,000	585,046

Haitong Securities Co., Ltd., Class H	231,200	402,264

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial & Commercial Bank of China Ltd., Class H	1,381,000	875,976

Lenovo Group Ltd.	336,000	312,190

PetroChina Co., Ltd., Class H	454,000	355,439

Ping An Insurance Group Co. of China Ltd., Class H	309,500	1,737,301

Sihuan Pharmaceutical Holdings Group Ltd.(b)(c)	3,563,000	753,918

Sinotrans Ltd., Class H	481,000	261,187

Tencent Holdings Ltd.	161,100	3,036,635

Vipshop Holdings Ltd., ADR(a)	25,076	514,560

Zhuzhou CSR Times Electric Co., Ltd., Class H	87,000	563,190

Total		19,920,363

HONG KONG 12.9%
AIA Group Ltd.	489,200	2,868,342

BOC Hong Kong Holdings Ltd.	358,500	1,146,370

Cheung Kong Property Holding Ltd.	165,872	1,160,630

CK Hutchison Holdings Ltd.	142,372	1,949,571

Fosun International	215,740	392,860

Hong Kong Exchanges and Clearing Ltd.	42,500	1,112,177

Hongkong Land Holdings Ltd.	81,700	612,602

Samsonite International SA	243,600	721,315

Total		9,963,867

INDIA 8.0%
Dabur India Ltd.	153,874	633,599

HDFC Bank Ltd.	91,047	1,525,555

ICICI Bank Ltd.	192,345	813,330

Infosys Ltd., ADR	63,800	1,158,608

Larsen & Toubro Ltd.	36,622	789,282

Maruti Suzuki India Ltd.	8,852	602,453

Sun Pharmaceutical Industries Ltd.	44,282	602,152

Total		6,124,979

INDONESIA 3.0%
PT Bank Mandiri Persero Tbk	555,216	351,379

PT Bank Rakyat Indonesia Persero Tbk	1,084,200	829,799

PT Matahari Department Store Tbk	452,600	544,925

PT Mitra Keluarga Karyasehat Tbk	898,000	183,059

PT Telekomunikasi Tbk	2,192,900	430,220

Total		2,339,382

LUXEMBOURG —%
L’Occitane International SA	10,750	21,693

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
MALAYSIA 1.2%
IHH Healthcare Bhd	349,300	513,284

IJM Corp., BHD	538,900	416,140

Total		929,424

PHILIPPINES 2.7%
Ayala Corp.	28,032	466,375

GT Capital Holdings, Inc.	19,810	555,357

Metropolitan Bank & Trust Co.	338,604	614,210

Universal Robina Corp.	111,430	476,992

Total		2,112,934

SINGAPORE 2.8%
DBS Group Holdings Ltd.	106,400	1,308,193

Oversea-Chinese Banking Corp., Ltd.	126,558	813,496

Total		2,121,689

SOUTH KOREA 12.3%
AMOREPACIFIC Corp.	2,275	750,965

Hana Financial Group, Inc.	15,411	374,780

Hyundai Development Co.	13,041	523,747

Hyundai Motor Co.	2,820	385,197

Korea Electric Power Corp.	21,330	960,374

LG Chem Ltd.	3,159	839,792

Lotte Chemical Corp.	2,455	515,424

Samsung Electronics Co., Ltd.	2,420	2,902,612

Samsung Life Insurance Co., Ltd.	5,329	508,804

Shinhan Financial Group Co., Ltd.	16,550	631,635

SK Hynix, Inc.	18,897	505,726

SK Telecom Co., Ltd.	2,593	549,100

Total		9,448,156

TAIWAN 11.3%
Advanced Semiconductor Engineering, Inc.	276,000	318,630

Common Stocks (continued)
Issuer	Shares	Value ($)
Catcher Technology Co., Ltd.	73,000	716,424

CTBC Financial Holding Co., Ltd.	1,041,906	570,815

E.Sun Financial Holding Co., Ltd.	1,558,737	936,848

Far EasTone Telecommunications Co., Ltd.	219,000	475,157

Formosa Plastics Corp.	88,000	204,216

Hon Hai Precision Industry Co., Ltd.	83,086	220,847

Largan Precision Co., Ltd.	9,000	699,378

Makalot Industrial Co., Ltd.	80,762	614,893

Pegatron Corp.	128,000	312,789

President Chain Store Corp.	74,000	491,261

Taiwan Semiconductor Manufacturing Co., Ltd.	744,000	3,134,970

Total		8,696,228

THAILAND 1.1%
Kasikornbank PCL, Foreign Registered Shares, NVDR	82,214	397,608

Siam Cement PCL (The), Foreign Registered Shares	37,550	476,831

Total		874,439

Total Common Stocks
(Cost: $64,932,382)		77,165,944

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.159%(d)(e)	125,375	125,375

Total Money Market Funds
(Cost: $125,375)		125,375

Total Investments
(Cost: $65,057,757)		77,291,319

Other Assets & Liabilities, Net		(190,147)

Net Assets		77,101,172

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at October 31, 2015 was $753,918, which represents 0.98% of net assets. Information concerning such security holdings at October 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Sihuan Pharmaceutical Holdings Group Ltd.	03/17/2014 - 03/06/2015	2,440,434

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2015, the value of these securities amounted to $753,918, which represents 0.98% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments (continued)

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,713,013	472,876,031	(496,463,669)	125,375	27,752	125,375

Abbreviation Legend

ADR	American Depositary Receipt
NVDR	Non-voting Depository Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available,

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments (continued)

information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Australia	—	14,594,715	—	14,594,715

Cayman Islands	—	18,075	—	18,075

China	1,878,900	17,287,545	753,918	19,920,363

Hong Kong	—	9,963,867	—	9,963,867

India	1,158,608	4,966,371	—	6,124,979

Indonesia	—	2,339,382	—	2,339,382

Luxembourg	—	21,693	—	21,693

Malaysia	—	929,424	—	929,424

Philippines	—	2,112,934	—	2,112,934

Singapore	—	2,121,689	—	2,121,689

South Korea	—	9,448,156	—	9,448,156

Taiwan	—	8,696,228	—	8,696,228

Thailand	—	874,439	—	874,439

Total Common Stocks	3,037,508	73,374,518	753,918	77,165,944

Money Market Funds	—	125,375	—	125,375

Total Investments	3,037,508	73,499,893	753,918	77,291,319

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	23,713,013	23,713,013	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial Assets were transferred from Level 2 to Level 3 due to unavailable market quotes. As a result, as of period end, management determined to fair value the securities under procedures established by and under the general supervision of the Board of Trustees.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments (continued)

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
5,250,117	2,719,693	2,719,693	5,250,117

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $64,932,382)	$77,165,944

Affiliated issuers (identified cost $125,375)	125,375

Total investments (identified cost $65,057,757)	77,291,319

Foreign currency (identified cost $140,248)	140,234

Receivable for:

Investments sold	539,176

Capital shares sold	39,891

Dividends	14,354

Foreign tax reclaims	24,936

Expense reimbursement due from Investment Manager	3,409

Prepaid expenses	7,145

Total assets	78,060,464

Liabilities

Due to custodian	13

Payable for:

Investments purchased	560,040

Capital shares purchased	262,486

Investment management fees	1,706

Distribution and/or service fees	19

Transfer agent fees	449

Administration fees	171

Compensation of board members	32,251

Custodian fees	75,577

Other expenses	26,580

Total liabilities	959,292

Net assets applicable to outstanding capital stock	$77,101,172

Represented by

Paid-in capital	$151,018,649

Undistributed net investment income	14,321,016

Accumulated net realized loss	(100,464,399)

Unrealized appreciation (depreciation) on:

Investments	12,233,562

Foreign currency translations	(7,656)

Total — representing net assets applicable to outstanding capital stock	$77,101,172

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$868,904

Shares outstanding	67,294

Net asset value per share	$12.91

Maximum offering price per share(a)	$13.70
Class C

Net assets	$316,338

Shares outstanding	24,851

Net asset value per share	$12.73
Class I

Net assets	$15,400,843

Shares outstanding	1,185,451

Net asset value per share	$12.99
Class R

Net assets	$300,989

Shares outstanding	23,496

Net asset value per share	$12.81
Class R5

Net assets	$59,489,414

Shares outstanding	4,579,451

Net asset value per share	$12.99
Class Z

Net assets	$724,684

Shares outstanding	55,957

Net asset value per share	$12.95

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$31,018,459

Dividends — affiliated issuers	27,752

Interest	300

Foreign taxes withheld	(2,559,993)

Total income	28,486,518

Expenses:

Investment management fees	7,913,996

Distribution and/or service fees

Class A	2,655

Class C	3,246

Class R	1,593

Transfer agent fees

Class A	2,370

Class C	742

Class R	732

Class R5	524,461

Class Z	1,558

Administration fees	802,067

Compensation of board members	23,771

Custodian fees	468,851

Printing and postage fees	77,883

Registration fees	90,311

Audit fees	46,156

Legal fees	13,610

Line of credit interest expense	83,225

Other	53,234

Total expenses	10,110,461

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(108,290)

Total net expenses	10,002,171

Net investment income	18,484,347

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(66,832,632)

Foreign currency translations	(1,650,091)

Net realized loss	(68,482,723)

Net change in unrealized appreciation (depreciation) on:

Investments	(116,922,692)

Foreign currency translations	(4,724)

Foreign capital gains tax	493,881

Net change in unrealized depreciation	(116,433,535)

Net realized and unrealized loss	(184,916,258)

Net decrease in net assets from operations	$(166,431,911)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended October 31, 2015	Year ended October 31, 2014
Operations

Net investment income	$18,484,347	$11,533,859

Net realized gain (loss)	(68,482,723)	8,821,526

Net change in unrealized appreciation (depreciation)	(116,433,535)	31,797,699

Net increase (decrease) in net assets resulting from operations	(166,431,911)	52,153,084

Distributions to shareholders

Net investment income

Class A	(5,410)	(5,071)

Class C	(599)	(384)

Class I	(39)	(34)

Class R	(2,093)	(2,373)

Class R5	(11,863,536)	(8,510,619)

Class Z	(3,600)	(3,205)

Total distributions to shareholders	(11,875,277)	(8,521,686)

Increase (decrease) in net assets from capital stock activity	(645,241,085)	219,505,386

Total increase (decrease) in net assets	(823,548,273)	263,136,784

Net assets at beginning of year	900,649,445	637,512,661

Net assets at end of year	$77,101,172	$900,649,445

Undistributed net investment income	$14,321,016	$9,593,529

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	103,851	1,500,963	137,687	1,984,196

Distributions reinvested	392	5,410	382	5,047

Redemptions	(73,841)	(1,068,874)	(146,177)	(2,142,438)

Net increase (decrease)	30,402	437,499	(8,108)	(153,195)

Class C shares

Subscriptions	4,159	59,310	6,114	86,663

Distributions reinvested	44	599	29	380

Redemptions	(1,023)	(12,787)	(773)	(10,386)

Net increase	3,180	47,122	5,370	76,657

Class I shares

Subscriptions	1,278,909	18,428,695	—	—

Redemptions	(93,646)	(1,266,684)	—	—

Net increase	1,185,263	17,162,011	—	—

Class R shares

Subscriptions	2,720	38,330	7,395	104,375

Distributions reinvested	151	2,075	179	2,356

Redemptions	(3,693)	(51,578)	(8,285)	(111,459)

Net decrease	(822)	(11,173)	(711)	(4,728)

Class R5 shares

Subscriptions	55,593,489	807,384,686	31,732,684	441,114,659

Distributions reinvested	31,751	438,795	29,761	394,333

Redemptions	(112,371,497)	(1,471,198,930)	(16,516,562)	(221,956,792)

Net increase (decrease)	(56,746,257)	(663,375,449)	15,245,883	219,552,200

Class Z shares

Subscriptions	57,146	837,751	12,684	186,675

Distributions reinvested	259	3,568	240	3,176

Redemptions	(24,459)	(342,414)	(10,527)	(155,399)

Net increase	32,946	498,905	2,397	34,452

Total net increase (decrease)	(55,495,288)	(645,241,085)	15,244,831	219,505,386

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.58		$13.73		$12.35		$12.49		$13.79

Income from investment operations:

Net investment income	0.14		0.27		0.08		0.15		0.15

Net realized and unrealized gain (loss)	(1.67)		0.70		1.54		0.41		(1.36)

Total from investment operations	(1.53)		0.97		1.62		0.56		(1.21)

Less distributions to shareholders:

Net investment income	(0.14)		(0.12)		(0.24)		(0.14)		(0.07)

Net realized gains	—		—		—		(0.56)		(0.02)

Total distributions to shareholders	(0.14)		(0.12)		(0.24)		(0.70)		(0.09)

Net asset value, end of period	$12.91		$14.58		$13.73		$12.35		$12.49

Total return	(10.58%)		7.18%		13.26%		5.23%		(8.82%)

Ratios to average net assets(a)

Total gross expenses	1.38	%(b)	1.34	%(c)	1.37	%(c)	1.42	%(c)	1.45	%(c)

Total net expenses(d)	1.29	%(b)	1.34	%(c)	1.37	%(c)	1.42	%(c)	1.45	%(c)(e)

Net investment income	1.13%		1.88%		0.60%		1.25%		1.12%

Supplemental data

Net assets, end of period (in thousands)	$869		$538		$618		$452		$642

Portfolio turnover	86%		39%		34%		50%		63%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.02% for the year ended October 31, 2015.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.37		$13.52		$12.20		$12.38		$13.78

Income from investment operations:

Net investment income	0.02		0.09		0.04		0.03		0.06

Net realized and unrealized gain (loss)	(1.63)		0.78		1.46		0.42		(1.38)

Total from investment operations	(1.61)		0.87		1.50		0.45		(1.32)

Less distributions to shareholders:

Net investment income	(0.03)		(0.02)		(0.18)		(0.07)		(0.06)

Net realized gains	—		—		—		(0.56)		(0.02)

Total distributions to shareholders	(0.03)		(0.02)		(0.18)		(0.63)		(0.08)

Net asset value, end of period	$12.73		$14.37		$13.52		$12.20		$12.38

Total return	(11.23%)		6.48%		12.33%		4.33%		(9.62%)

Ratios to average net assets(a)

Total gross expenses	2.13	%(b)	2.11	%(c)	2.13	%(c)	2.16	%(c)	2.19	%(c)

Total net expenses(d)	2.03	%(b)	2.11	%(c)	2.13	%(c)	2.16	%(c)	2.19	%(c)(e)

Net investment income	0.31%		0.67%		0.31%		0.25%		0.44%

Supplemental data

Net assets, end of period (in thousands)	$316		$311		$220		$70		$45

Portfolio turnover	86%		39%		34%		50%		63%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.02% for the year ended October 31, 2015.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.66		$13.80		$12.38		$12.54		$13.79

Income from investment operations:

Net investment income	0.14		0.26		0.19		0.20		0.18

Net realized and unrealized gain (loss)	(1.60)		0.78		1.49		0.38		(1.33)

Total from investment operations	(1.46)		1.04		1.68		0.58		(1.15)

Less distributions to shareholders:

Net investment income	(0.21)		(0.18)		(0.26)		(0.18)		(0.08)

Net realized gains	—		—		—		(0.56)		(0.02)

Total distributions to shareholders	(0.21)		(0.18)		(0.26)		(0.74)		(0.10)

Net asset value, end of period	$12.99		$14.66		$13.80		$12.38		$12.54

Total return	(10.08%)		7.69%		13.73%		5.48%		(8.40%)

Ratios to average net assets(a)

Total gross expenses	0.91	%(b)	0.87	%(c)	0.94	%(c)	0.97	%(c)	0.99	%(c)

Total net expenses(d)	0.59	%(b)	0.87	%(c)	0.94	%(c)	0.97	%(c)	0.99	%(c)

Net investment income	1.73%		1.89%		1.49%		1.70%		1.31%

Supplemental data

Net assets, end of period (in thousands)	$15,401		$3		$3		$2		$2

Portfolio turnover	86%		39%		34%		50%		63%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.08% for the year ended October 31, 2015.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.46		$13.62		$12.27		$12.46		$13.79

Income from investment operations:

Net investment income	0.09		0.15		0.13		0.13		0.16

Net realized and unrealized gain (loss)	(1.64)		0.78		1.44		0.37		(1.41)

Total from investment operations	(1.55)		0.93		1.57		0.50		(1.25)

Less distributions to shareholders:

Net investment income	(0.10)		(0.09)		(0.22)		(0.13)		(0.06)

Net realized gains	—		—		—		(0.56)		(0.02)

Total distributions to shareholders	(0.10)		(0.09)		(0.22)		(0.69)		(0.08)

Net asset value, end of period	$12.81		$14.46		$13.62		$12.27		$12.46

Total return	(10.78%)		6.89%		12.92%		4.78%		(9.15%)

Ratios to average net assets(a)

Total gross expenses	1.63	%(b)	1.61	%(c)	1.63	%(c)	1.63	%(c)	1.70	%(c)

Total net expenses(d)	1.53	%(b)	1.61	%(c)	1.63	%(c)	1.63	%(c)	1.68	%(c)(e)

Net investment income	0.79%		1.05%		1.01%		1.08%		1.26%

Supplemental data

Net assets, end of period (in thousands)	$301		$352		$341		$175		$32

Portfolio turnover	86%		39%		34%		50%		63%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.02% for the year ended October 31, 2015.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.66		$13.80		$12.38		$12.54		$13.79

Income from investment operations:

Net investment income	0.26		0.24		0.20		0.21		0.18

Net realized and unrealized gain (loss)	(1.74)		0.79		1.48		0.37		(1.33)

Total from investment operations	(1.48)		1.03		1.68		0.58		(1.15)

Less distributions to shareholders:

Net investment income	(0.19)		(0.17)		(0.26)		(0.18)		(0.08)

Net realized gains	—		—		—		(0.56)		(0.02)

Total distributions to shareholders	(0.19)		(0.17)		(0.26)		(0.74)		(0.10)

Net asset value, end of period	$12.99		$14.66		$13.80		$12.38		$12.54

Total return	(10.17%)		7.63%		13.66%		5.44%		(8.42%)

Ratios to average net assets(a)

Total gross expenses	0.95	%(b)	0.97	%(b)	0.98	%(b)	1.01	%(b)	0.98	%(b)

Total net expenses(c)	0.94	%(b)	0.97	%(b)	0.98	%(b)	1.01	%(b)	0.98	%(b)

Net investment income	1.76%		1.73%		1.51%		1.76%		1.31%

Supplemental data

Net assets, end of period (in thousands)	$59,489		$899,110		$636,047		$389,978		$504,370

Portfolio turnover	86%		39%		34%		50%		63%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$14.62		$13.76		$12.36		$12.51		$13.79

Income from investment operations:

Net investment income	0.21		0.24		0.17		0.17		0.19

Net realized and unrealized gain (loss)	(1.71)		0.78		1.48		0.40		(1.37)

Total from investment operations	(1.50)		1.02		1.65		0.57		(1.18)

Less distributions to shareholders:

Net investment income	(0.17)		(0.16)		(0.25)		(0.16)		(0.08)

Net realized gains	—		—		—		(0.56)		(0.02)

Total distributions to shareholders	(0.17)		(0.16)		(0.25)		(0.72)		(0.10)

Net asset value, end of period	$12.95		$14.62		$13.76		$12.36		$12.51

Total return	(10.34%)		7.50%		13.45%		5.33%		(8.63%)

Ratios to average net assets(a)

Total gross expenses	1.13	%(b)	1.11	%(c)	1.13	%(c)	1.15	%(c)	1.24	%(c)

Total net expenses(d)	1.01	%(b)	1.11	%(c)	1.13	%(c)	1.15	%(c)	1.24	%(c)(e)

Net investment income	1.68%		1.71%		1.32%		1.41%		1.35%

Supplemental data

Net assets, end of period (in thousands)	$725		$336		$284		$243		$97

Portfolio turnover	86%		39%		34%		50%		63%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.03% for the year ended October 31, 2015.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple

Annual Report 2015	25

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the

26	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.75% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board,

Annual Report 2015	27

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $2,772.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class C	0.23
Class R	0.23
Class R5	0.05
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

28	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $5,544 for Class A and $0 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Contractual Expense Cap September 8, 2015 through February 28, 2017	Voluntary Expense Cap March 1, 2015 through September 7, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.50%	1.69%	1.73%
Class C	2.25	2.44	2.48
Class I	1.09	1.27	1.36
Class R	1.75	1.94	1.98
Class R5	1.14	1.32	1.41
Class Z	1.25	1.44	1.48

The contractual agreement may be modified or amended only with approval from all parties. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and other expenses the exclusion of which is specifically approved by the Board. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,881,583)
Accumulated net realized loss	1,881,583

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015 ($)	Year Ended October 31, 2014 ($)
Ordinary income	11,875,277	8,521,686

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$14,351,438
Capital loss carryforwards	(100,098,605)
Net unrealized appreciation	$11,867,768

At October 31, 2015, the cost of investments for federal income tax purposes was $65,423,551 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,435,911
Unrealized depreciation	(4,568,143)
Net unrealized appreciation	$11,867,768

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable

Annual Report 2015	29

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	100,098,605

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $841,499,075 and $1,454,671,260, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

For the year ended October 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $50,146,000 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, two unaffiliated shareholders of record owned 63.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 20.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Asia Pacific Region Risk

Because the Fund concentrates its investments in the Asia Pacific region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asia Pacific region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political economic and/or social perspective, and

30	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and place.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of

Annual Report 2015	31

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Asia Pacific ex-Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

Annual Report 2015	33

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	99.23%
Dividends Received Deduction	0.00%
Foreign Taxes Paid	$3,149,287
Foreign Taxes Paid Per Share	$0.53
Foreign Source Income	$31,607,992
Foreign Source Income Per Share	$5.32

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

34	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015	35

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

36	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee) since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2015	37

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

38	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	39

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Asia Pacific ex-Japan Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, detailed information regarding the process employed by Columbia Management for selecting and overseeing affiliated and unaffiliated subadvisers. The Board took into account the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad

40	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to provide quality services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee

Annual Report 2015	41

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

42	Annual Report 2015

COLUMBIA ASIA PACIFIC EX-JAPAN FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia Asia Pacific ex-Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN119_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA EMERGING MARKETS BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Emerging Markets Bond Fund (the Fund) Class A shares returned -4.39% excluding sales charges for the 12-month period that ended October 31, 2015.

■	The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -0.50% for the same time period.

■	Duration positioning and local currency exposure were the main detractors from the Fund’s relative results, more than offsetting the positive contributions made by country positioning.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		-4.39	3.24	6.34
Including sales charges		-8.96	2.24	5.81
Class B	02/16/06
Excluding sales charges		-5.17	2.46	5.54
Including sales charges		-9.81	2.13	5.54
Class C	02/16/06
Excluding sales charges		-5.11	2.49	5.55
Including sales charges		-6.03	2.49	5.55
Class I	02/16/06	-3.99	3.74	6.81
Class K	02/16/06	-4.23	3.42	6.54
Class R*	11/16/11	-4.69	3.01	6.14
Class R4*	03/19/13	-4.19	3.37	6.41
Class R5*	11/08/12	-4.03	3.49	6.48
Class W*	12/01/06	-4.49	3.22	6.31
Class Y*	11/08/12	-3.99	3.54	6.50
Class Z*	09/27/10	-4.10	3.54	6.51
JPMorgan Emerging Markets Bond Index-Global		-0.50	4.69	6.85

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA EMERGING MARKETS BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At October 31, 2015, approximately 42.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2015, the Fund’s Class A shares returned -4.39% excluding sales charges. The Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned -0.50% for the same time period. Duration positioning and local currency exposure were the main detractors from the Fund’s relative results, more than offsetting the positive contributions made by country positioning.

Weak Economic Growth and Commodity Prices Became Central Focus

A seesaw pattern for global economic growth and commodity prices persisted during the period, although commodity prices on balance were soft. Not surprisingly, emerging market debt experienced a similar pattern. After a rather weak fourth quarter of 2014, emerging market debt experienced a modest rebound during the first half of 2015 only to see weakness again in the third quarter of 2015. Commodity prices fell significantly in the third calendar quarter; global economic growth data once again looked lackluster; and there were renewed questions about Chinese economic growth and the efficacy of its government’s policies. This led to an overall increase in volatility during the latter months of the annual period, with broad weakness in emerging market debt instruments, especially emerging market currencies.

U.S. and developed market growth generally remained on a similar roller coaster ride. Global output, as measured by the JPMorgan Manufacturing Global Purchasing Managers’ Index, fell to 51.9 at the end of the period, compared to 52.9 in January 2015, continuing the slide seen since the first quarter of 2014. With the demand pull of developed market growth for emerging market exports remaining elusive, emerging market growth remained mediocre overall across most regions. Latin America moved into recession during the period, driven by Brazil and Venezuela. Growth in the Europe, Middle East and Africa (EMEA) regions decelerated. Emerging Asia was the strongest region on a relative basis, albeit this being a low bar.

Contributors and Detractors

The Fund’s duration positioning detracted from its results. The Fund had a shorter U.S. duration than that of the benchmark, which hurt as U.S. Treasury yields declined during the period.

Exposure to local emerging market currencies also detracted, as several emerging market currencies depreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Mexican peso, Colombian peso, Brazilian real and Indonesian rupiah especially hurt.

Portfolio Management

James Carlen, CFA

Henry Stipp, Ph.D.

Quality Breakdown (%) (at October 31, 2015)
A rating	3.8
BBB rating	36.2
BB rating	23.4
B rating	17.0
CCC rating	6.1
Not rated	13.5
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Annual Report 2015	5

COLUMBIA EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2015)
Argentina	2.3
Brazil	4.8
Chile	1.0
Colombia	5.5
Costa Rica	1.0
Croatia	1.2
Dominican Republic	6.7
Ecuador	1.3
Egypt	0.5
El Salvador	0.9
Gabon	1.3
Georgia	1.8
Ghana	0.8
Guatemala	1.9
Hungary	3.9
Indonesia	9.9
Ireland	0.5
Ivory Coast	1.7
Jamaica	0.5
Kazakhstan	4.3
Mexico	12.9
Mongolia	0.4
Pakistan	1.2
Panama	0.8
Paraguay	0.7
Peru	1.0
Philippines	0.3
Republic of Namibia	0.3
Republic of the Congo	0.4
Russian Federation	7.8
Senegal	1.1
Serbia	0.3
South Africa	0.5
Spain	0.6
Trinidad and Tobago	2.5
Tunisia	0.7
Turkey	6.8
Ukraine	1.1
United States(a)	3.5
Uruguay	0.5
Venezuela	3.7
Zambia	1.1
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Generally speaking, any investments outside of the benchmark detracted from the Fund’s performance during the period for two key reasons. First, emerging market currencies were impacted by the premium put on liquidity and on concerns about the potential impact of less abundant liquidity. Second, lower U.S. Treasury rates led to better performance by lower beta, or comparatively less risky, credits, which did not have a large carry-over impact on some of the Fund’s favored local instrument and agency debt.

Country positioning overall aided the Fund’s performance relative to the benchmark during the period. Overweight positions in the U.S. dollar-denominated sovereign bonds of the Dominican Republic and Hungary contributed positively to the Fund’s results. Having underweight exposures to the U.S. dollar-denominated sovereign bonds of Ukraine and Venezuela, relative to the benchmark, added value as well.

Relative Valuation and Fundamental Analysis Drove Fund Changes

During the period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Also, more local emerging market exposure was hedged and cross-hedged against the risk of a continued secular rise in the U.S. currency.

At the end of the period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. At October 31, 2015, the Fund had approximately 13% of its net assets invested in bonds denominated in the local currency, about 85% in Latin America and the rest in emerging Asia markets. Of this 13% of the Fund’s total net assets, approximately three-fourths was hedged or cross-hedged such that the Fund was only about 3% exposed to a strengthening U.S. dollar. In our view, emerging markets where the Fund has exposure represent countries with a mix of strong fundamentals, attractive real rates and/or attractive currency valuations that have solid return potential despite the prospect of a generally strong U.S. dollar in 2016. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the period were attractive and the credit risk was comparable.

Regionally, the Fund was overweight in Latin America and Africa and underweight in emerging Europe and emerging Asia relative to the benchmark at the end of the period. The Fund maintained a duration that was modestly shorter than that of the benchmark.

Looking Ahead

In our view, global economic growth currently seems unable to reach escape velocity, and a continued soft growth outlook is not supportive for emerging market debt, either in terms of overall trade volumes or commodity prices. The International Monetary Fund’s (IMF) new World Economic Outlook reduced its forecasts for global growth to 3.1% for 2015, for emerging market growth to 4.0% and for developed market growth to 2.0%. According to the IMF, growth for 2016 is forecast to accelerate modestly to 3.6%, 4.5% and 2.2%, for global, emerging markets and developed markets, respectively. China’s economic growth is widely expected to pick up

6	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

modestly in the fourth quarter of 2015 due to earlier stimulus, which should be a short-term positive for global manufacturing and commodities. However, much of that incremental growth appears to be coming from the services sector, which is less meaningful to emerging market exports, and China’s economy is still expected to decelerate in 2016.

We believe the key supports for a positive emerging market investment environment going forward are better emerging market economic growth, differentiated country policies and reforms, and making sense of idiosyncratic risks. At this time emerging market countries are positioned differently to either benefit from or weather soft commodity prices compared to the scenario of recent years. Far more important for the market, in our view, will be the perception of the ability of these emerging market country governments to react effectively to a less supportive external environment, to implement balanced macroeconomic policies and to attract domestic and foreign investment through structural reform efforts.

Perhaps most key to future emerging market debt performance will be structural and, in some cases, political reform in key issuing countries. Recent election results in Argentina and Turkey, for example, are hopeful in our view, but further progress needs to be made in implementing better economic policies. Also, we currently believe more countries, such as Brazil, need to shift onto a better policy trajectory to support better performance in the sector. We believe better global economic growth and reduced volatility would be a constructive tailwind, but overall, the sector seems to be increasingly characterized by idiosyncratic country risk.

In short, we see few overarching investable themes in the emerging market debt sector at this time. Rather, we believe the coming months will be more of an environment wherein the best strategy may be to seek winners and on-the-cusp improvers undertaking structural reform and to avoid countries that refuse to make hard decisions and undertake the reforms formerly masked by the tailwinds of strong commodity prices. As such, we believe our patient approach to emerging market bond investing, our ability to access our favored country stories in a variety of different sectors and currencies, and our focus on long-term value and the relative strength of country policies and fundamentals should serve our investors well as we seek to sift through the country winners and losers in the months ahead.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	7

COLUMBIA EMERGING MARKETS BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	964.80	1,019.40	5.57	5.72	1.13
Class B	1,000.00	1,000.00	960.50	1,015.64	9.24	9.50	1.88
Class C	1,000.00	1,000.00	961.20	1,015.64	9.24	9.50	1.88
Class I	1,000.00	1,000.00	966.40	1,021.76	3.25	3.35	0.66
Class K	1,000.00	1,000.00	964.50	1,020.26	4.73	4.86	0.96
Class R	1,000.00	1,000.00	963.10	1,018.10	6.84	7.03	1.39
Class R4	1,000.00	1,000.00	964.80	1,020.66	4.33	4.46	0.88
Class R5	1,000.00	1,000.00	966.20	1,021.51	3.50	3.60	0.71
Class W	1,000.00	1,000.00	963.80	1,019.40	5.56	5.72	1.13
Class Y	1,000.00	1,000.00	966.40	1,021.76	3.25	3.35	0.66
Class Z	1,000.00	1,000.00	965.60	1,020.66	4.34	4.46	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 14.6%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
BRAZIL 0.8%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	6,000,000	1,470,226

Cosan Luxembourg SA(b)
03/14/18	9.500%	BRL	6,000,000	1,266,106
03/14/23	5.000%		1,309,000	1,112,650

Total				3,848,982

CHILE 1.0%
Cencosud SA(b)
02/12/45	6.625%		4,950,000	4,509,079

GUATEMALA 1.4%
Agromercantil Senior Trust(b)
04/10/19	6.250%		1,323,000	1,326,307

Comcel Trust(b)
02/06/24	6.875%		3,300,000	2,631,750

Industrial Senior Trust(b)
11/01/22	5.500%		2,877,000	2,622,026

Total				6,580,083

KAZAKHSTAN 0.9%
Zhaikmunai LLP
11/13/19	7.125%		2,546,000	2,074,990

Zhaikmunai LLP(b)
11/13/19	7.125%		2,285,000	1,862,275

Total				3,937,265

MEXICO 5.6%
America Movil SAB de CV
12/05/22	6.450%	MXN	30,000,000	1,761,736

BBVA Bancomer SA Subordinated(b)(c)
11/12/29	5.350%		4,000,000	3,946,240

Cemex SAB de CV
01/15/21	7.250%		6,532,000	6,695,300

Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b)
12/15/35	5.950%	MXN	42,628,336	2,538,530

Elementia SAB de CV(b)
01/15/25	5.500%		2,500,000	2,443,750

Grupo Posadas SAB de CV(b)
06/30/22	7.875%		2,350,000	2,256,000

Grupo Televisa SAB
05/14/43	7.250%	MXN	59,800,000	3,087,872

Mexichem SAB de CV(b)
09/19/42	6.750%		1,000,000	1,003,750
09/17/44	5.875%		1,900,000	1,698,125

Total				25,431,303

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PANAMA 0.8%
Panama Canal Railway Co.
11/01/26	7.000%		3,471,891	3,437,172

PERU 0.9%
Banco de Credito del Peru Subordinated(b)(c)
10/15/22	7.170%	PEN	6,000,000	1,773,143

Union Andina de Cementos SAA(b)
10/30/21	5.875%		2,100,000	2,102,625

Total				3,875,768

RUSSIAN FEDERATION 0.2%
Metalloinvest Finance Ltd.(b)
07/21/16	6.500%		1,000,000	1,017,500

SPAIN 0.5%
ACI Airport SudAmerica SA(b)
11/29/32	6.875%		3,000,000	2,490,000

TURKEY 0.4%
Akbank TAS(b)
03/31/25	5.125%		2,150,000	2,030,417

UKRAINE 1.1%
MHP SA(b)
04/02/20	8.250%		5,721,000	4,948,665

UNITED STATES 1.0%
Kosmos Energy Ltd.(b)
08/01/21	7.875%		2,160,000	1,879,200
08/01/21	7.875%		3,076,000	2,676,120

Total				4,555,320

Total Corporate Bonds & Notes
(Cost: $78,300,683)				66,661,554

Inflation-Indexed Bonds(a) 0.7%
BRAZIL 0.7%
Brazil Notas do Tesouro Nacional
08/15/22	6.000%	BRL	5,573,860	1,356,283
05/15/35	6.000%	BRL	8,650,220	2,020,205

Total				3,376,488

Total Inflation-Indexed Bonds
(Cost: $6,238,029)				3,376,488

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(a)(d) 78.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
ARGENTINA 2.2%
Argentina Bonar Bonds
04/17/17	7.000%		4,490,495	4,461,307

Provincia de Buenos Aires(b)
06/09/21	9.950%		2,758,083	2,827,393

Provincia de Cordoba(b)
08/17/17	12.375%		1,874,000	1,953,645

YPF SA(b)
07/28/25	8.500%		800,000	782,400

Total				10,024,745

BRAZIL 3.1%
Brazil Notas do Tesouro Nacional
01/01/17	10.000%	BRL	6,651,000	1,689,768

Brazilian Government International Bond
01/07/25	4.250%		8,100,000	7,178,625
01/07/41	5.625%		3,100,000	2,526,500

Petrobras Global Finance BV
01/27/21	5.375%		3,287,000	2,678,905

Total				14,073,798

COLOMBIA 5.3%
Bogota Distrito Capital(b)
07/26/28	9.750%	COP	1,377,000,000	510,493

Colombia Government International Bond
01/18/41	6.125%		6,328,000	6,575,938

Ecopetrol SA
01/16/25	4.125%		1,300,000	1,145,560
06/26/26	5.375%		4,500,000	4,199,058
05/28/45	5.875%		2,800,000	2,282,000

Emgesa SA ESP
01/25/21	8.750%	COP	5,204,000,000	1,820,951

Empresas Publicas de Medellin ESP(b)
02/01/21	8.375%	COP	18,990,000,000	6,519,004
09/10/24	7.625%	COP	3,939,000,000	1,223,714

Total				24,276,718

COSTA RICA 0.9%
Costa Rica Government International Bond(b)
03/12/45	7.158%		4,750,000	4,304,687

CROATIA 1.2%
Croatia Government International Bond(b)
01/26/24	6.000%		3,417,000	3,617,749

Hrvatska Elektroprivreda(b)
10/23/22	5.875%		1,900,000	1,914,535

Total				5,532,284

DOMINICAN REPUBLIC 6.5%
Banco de Reservas de La Republica Dominicana Subordinated(b)
02/01/23	7.000%		5,988,000	5,961,623

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Dominican Republic International Bond(b)
04/20/27	8.625%		5,320,000	6,277,600
04/30/44	7.450%		6,000,000	6,345,000
01/27/45	6.850%		2,800,000	2,793,000

Dominican Republic International Bond(b)(e)
07/05/19	14.500%	DOP	109,000,000	2,721,399
01/08/21	14.000%	DOP	226,239,000	5,508,620

Total				29,607,242

ECUADOR 1.3%
Ecuador Government International Bond(b)
03/24/20	10.500%		7,000,000	5,775,000

EGYPT 0.5%
Egypt Government International Bond(b)
06/11/25	5.875%		2,300,000	2,150,960

EL SALVADOR 0.8%
El Salvador Government International Bond
01/18/27	6.375%		500,000	446,250

El Salvador Government International Bond(b)
01/18/27	6.375%		944,000	842,520
04/10/32	8.250%		959,000	955,404
06/15/35	7.650%		1,736,000	1,573,250

Total				3,817,424

GABON 1.2%
Gabon Government International Bond
12/12/24	6.375%		4,279,527	3,680,393

Gabon Government International Bond(b)
06/16/25	6.950%		2,200,000	1,922,690

Total				5,603,083

GEORGIA 1.7%
Georgian Railway JSC(b)
07/11/22	7.750%		7,522,000	7,945,112

GHANA 0.7%
Ghana Government International Bond(b)
08/07/23	7.875%		1,150,000	986,493
01/18/26	8.125%		2,850,000	2,420,363

Total				3,406,856

GUATEMALA 0.4%
Guatemala Government Bond(b)
02/13/28	4.875%		2,073,000	2,021,175

HUNGARY 3.7%
Hungary Government International Bond
11/22/23	5.750%		1,238,000	1,394,298
03/25/24	5.375%		2,406,000	2,661,637
03/29/41	7.625%		7,440,000	10,145,482

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Magyar Export-Import Bank Zrt.(b)
02/12/18	5.500%		2,686,000	2,860,590

Total				17,062,007

INDONESIA 9.5%
Indonesia Government International Bond(b)
04/25/22	3.750%		1,967,000	1,947,417
01/15/24	5.875%		4,200,000	4,637,275
01/17/38	7.750%		3,548,000	4,380,006
01/17/42	5.250%		1,000,000	949,500
01/15/45	5.125%		1,000,000	937,745

Indonesia Treasury Bond
11/15/20	11.000%	IDR	9,000,000,000	716,075
06/15/21	12.800%	IDR	6,800,000,000	581,612
05/15/27	7.000%	IDR	57,060,000,000	3,562,253
03/15/29	9.000%	IDR	30,989,000,000	2,247,011

Majapahit Holding BV(b)
08/07/19	8.000%		3,452,000	3,892,130

PT Pertamina Persero(b)
05/27/41	6.500%		1,000,000	942,500
05/03/42	6.000%		3,000,000	2,602,500
05/30/44	6.450%		755,000	699,322

PT Perusahaan Listrik Negara(b)
11/22/21	5.500%		15,103,000	15,563,188

Total				43,658,534

IRELAND 0.5%
Vnesheconombank Via VEB Finance PLC(b)
11/21/23	5.942%		2,300,000	2,195,412

IVORY COAST 1.7%
Ivory Coast Government International Bond
07/23/24	5.375%		1,354,000	1,211,830

Ivory Coast Government International Bond(b)
03/03/28	6.375%		5,077,000	4,677,186

Ivory Coast Government International Bond(c)
12/31/32	5.750%		2,100,000	1,869,000

Total				7,758,016

JAMAICA 0.5%
Jamaica Government International Bond
04/28/28	6.750%		2,400,000	2,442,000

KAZAKHSTAN 3.3%
KazMunayGas National Co. JSC(b)
04/30/43	5.750%		9,900,000	7,672,500
11/07/44	6.000%		4,450,000	3,504,375

Kazakhstan Government International Bond(b)
07/21/25	5.125%		3,850,000	3,835,562

Total				15,012,437

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
MEXICO 6.9%
Banco Nacional de Comercio Exterior SNC(b)
10/14/25	4.375%		1,500,000	1,504,035

Comision Federal de Electricidad(b)
06/16/45	6.125%		3,700,000	3,579,750

Mexican Bonos
06/10/21	6.500%	MXN	37,100,000	2,366,015
06/09/22	6.500%	MXN	68,799,200	4,369,247
06/03/27	7.500%	MXN	34,949,100	2,331,270

Petroleos Mexicanos
11/24/21	7.650%	MXN	54,300,000	3,294,990
09/12/24	7.190%	MXN	3,440,000	195,443
11/12/26	7.470%	MXN	50,100,000	2,879,314
06/02/41	6.500%		5,453,000	5,233,789
01/23/45	6.375%		6,300,000	5,987,400

Total				31,741,253

MONGOLIA 0.4%
Trade & Development Bank of Mongolia LLC(b)
05/19/20	9.375%		1,800,000	1,795,887

PAKISTAN 1.1%
Pakistan Government International Bond
04/15/24	8.250%		1,800,000	1,918,350

Pakistan Government International Bond(b)
12/03/19	6.750%		3,200,000	3,317,030

Total				5,235,380

PARAGUAY 0.7%
Republic of Paraguay(b)
08/11/44	6.100%		3,245,000	3,293,675

PERU 0.1%
Peruvian Government International Bond
08/12/26	8.200%	PEN	1,937,000	635,719

PHILIPPINES 0.3%
Philippine Government International Bond
03/30/26	5.500%		1,000,000	1,204,625

REPUBLIC OF NAMIBIA 0.3%
Namibia International Bonds(b)
11/03/21	5.500%		1,500,000	1,566,120

REPUBLIC OF THE CONGO 0.4%
Republic of Congo(c)
06/30/29	4.000%		1,931,445	1,583,785

RUSSIAN FEDERATION 7.3%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/22	4.375%		7,379,000	6,530,415

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Gazprom OAO Via Gaz Capital SA
02/06/28	4.950%	6,000,000	5,296,440

Gazprom OAO Via Gaz Capital SA(b)
03/07/22	6.510%	8,505,000	8,846,901
08/16/37	7.288%	2,829,000	2,836,638

Russian Foreign Bond — Eurobond(b)
04/29/20	5.000%	800,000	842,000
04/04/22	4.500%	3,600,000	3,681,000
04/04/42	5.625%	3,400,000	3,391,500

Sberbank of Russia Via SB Capital SA Subordinated(b)
10/29/22	5.125%	2,201,000	2,060,251

Total			33,485,145

SENEGAL 1.1%
Senegal Government International Bond(b)
07/30/24	6.250%	5,396,000	4,998,045

SERBIA 0.3%
Republic of Serbia(b)
12/03/18	5.875%	1,125,000	1,193,906

SOUTH AFRICA 0.5%
Transnet SOC Ltd.(b)
07/26/22	4.000%	2,200,000	2,079,000

TRINIDAD AND TOBAGO 2.5%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/19	9.750%	10,514,000	11,249,980

TUNISIA 0.7%
Banque Centrale de Tunisie SA(b)
01/30/25	5.750%	3,200,000	3,000,000

TURKEY 6.1%
Export Credit Bank of Turkey(b)
04/24/19	5.875%	3,517,000	3,695,347
09/23/21	5.000%	4,250,000	4,234,062

Turkey Government International Bond
09/26/22	6.250%	1,560,000	1,731,600
03/23/23	3.250%	1,500,000	1,395,000
02/05/25	7.375%	3,868,000	4,626,399
04/14/26	4.250%	2,400,000	2,304,000
03/17/36	6.875%	4,794,000	5,513,196
05/30/40	6.750%	2,973,000	3,401,112
02/17/45	6.625%	1,050,000	1,207,500

Total			28,108,216

URUGUAY 0.5%
Uruguay Government International Bond
03/21/36	7.625%	910,404	1,151,661
11/20/45	4.125%	1,396,949	1,138,514

Total			2,290,175

Foreign Government Obligations(a)(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VENEZUELA 3.6%
Petroleos de Venezuela SA
04/12/17	5.250%	18,922,000	10,643,625
11/17/21	9.000%	1,782,647	735,877
05/16/24	6.000%	10,121,187	3,630,976

Venezuela Government International Bond
10/13/19	7.750%	3,083,000	1,217,785

Total			16,228,263

ZAMBIA 1.1%
Zambia Government International Bond(b)
04/14/24	8.500%	2,046,000	1,725,821
07/30/27	8.970%	3,750,000	3,150,000

Total			4,875,821

Total Foreign Government Obligations
(Cost: $390,142,483)			361,232,485

Money Market Funds 2.4%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.159%(f)(g)		10,807,980	10,807,980

Total Money Market Funds
(Cost: $10,807,980)			10,807,980

Total Investments
(Cost: $485,489,175)			442,078,507

Other Assets & Liabilities, Net			15,589,045

Net Assets			457,667,552

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

At October 31, 2015, cash totaling $144,450 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	11/27/2015	32,043,000 BRL	8,008,748 USD	—	(231,486)

Barclays	11/27/2015	135,000,000 MXN	8,085,188 USD	—	(73,003)

Citi	11/17/2015	30,900,000,000 COP	10,545,697 USD	—	(102,628)

Standard Chartered	11/27/2015	8,050,000 PEN	2,451,279 USD	8,621	—

UBS	11/12/2015	14,950,000 EUR	16,785,711 USD	344,099	—

Total				352,720	(407,117)

Futures Contracts Outstanding at October 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE (CBT)	(107)	USD	(13,662,563)	12/2015	102,775	—

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2015, the value of these securities amounted to $267,856,658 or 58.53% of net assets.

(c)	Variable rate security.

(d)	Principal and interest may not be guaranteed by the government.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2015, the value of these securities amounted to $8,230,019, which represents 1.80% of net assets.

(f)	The rate shown is the seven-day current annualized yield at October 31, 2015.

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,239,617	250,734,253	(266,165,890)	10,807,980	27,139	10,807,980

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	64,888,411	1,773,143	66,661,554

Inflation-Indexed Bonds	—	3,376,488	—	3,376,488

Foreign Government Obligations	—	353,002,466	8,230,019	361,232,485

Money Market Funds	—	10,807,980	—	10,807,980

Total Investments	—	432,075,345	10,003,162	442,078,507

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	352,720	—	352,720

Futures Contracts	102,775	—	—	102,775

Liabilities

Forward Foreign Currency Exchange Contracts	—	(407,117)	—	(407,117)

Total	102,775	432,020,948	10,003,162	442,126,885

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	26,239,617	26,239,617	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of October 31, 2014	5,206,294	14,618,661	19,824,955

Increase (decrease) in accrued discounts/premiums	739	(79,687)	(78,948)

Realized gain (loss)	—	95,625	95,625

Change in unrealized appreciation (depreciation)(a)	(321,335)	(387,474)	(708,809)

Sales	—	(6,017,106)	(6,017,106)

Purchases	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	(3,112,555)	—	(3,112,555)

Balance as of October 31, 2015	1,773,143	8,230,019	10,003,162

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2015 was $(633,301), which is comprised Corporate Bonds & Notes of $(321,335) and Foreign Government Obligations of $(311,966).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $474,681,195)	$431,270,527

Affiliated issuers (identified cost $10,807,980)	10,807,980

Total investments (identified cost $485,489,175)	442,078,507

Cash	1

Margin deposits	144,450

Unrealized appreciation on forward foreign currency exchange contracts	352,720

Receivable for:

Investments sold	8,349,042

Capital shares sold	197,227

Dividends	2,100

Interest	7,632,491

Foreign tax reclaims	110,380

Prepaid expenses	3,988

Total assets	458,870,906

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	407,117

Payable for:

Investments purchased	30,102

Capital shares purchased	584,646

Variation margin	8,359

Investment management fees	6,652

Distribution and/or service fees	2,048

Transfer agent fees	65,355

Administration fees	879

Compensation of board members	36,415

Other expenses	61,781

Total liabilities	1,203,354

Net assets applicable to outstanding capital stock	$457,667,552

Represented by

Paid-in capital	$516,168,676

Undistributed net investment income	882,044

Accumulated net realized loss	(15,966,045)

Unrealized appreciation (depreciation) on:

Investments	(43,410,668)

Foreign currency translations	(54,833)

Forward foreign currency exchange contracts	(54,397)

Futures contracts	102,775

Total — representing net assets applicable to outstanding capital stock	$457,667,552

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$136,042,476

Shares outstanding	12,883,454

Net asset value per share	$10.56

Maximum offering price per share(a)	$11.09

Class B

Net assets	$573,669

Shares outstanding	54,415

Net asset value per share	$10.54

Class C

Net assets	$31,610,039

Shares outstanding	3,011,698

Net asset value per share	$10.50

Class I

Net assets	$178,095,072

Shares outstanding	16,849,168

Net asset value per share	$10.57

Class K

Net assets	$18,629

Shares outstanding	1,765

Net asset value per share	$10.55

Class R

Net assets	$13,281,324

Shares outstanding	1,258,438

Net asset value per share	$10.55

Class R4

Net assets	$1,577,845

Shares outstanding	149,249

Net asset value per share	$10.57

Class R5

Net assets	$8,383,855

Shares outstanding	793,572

Net asset value per share	$10.56

Class W

Net assets	$7,469,062

Shares outstanding	708,365

Net asset value per share	$10.54

Class Y

Net assets	$1,119,807

Shares outstanding	105,937

Net asset value per share	$10.57

Class Z

Net assets	$79,495,774

Shares outstanding	7,523,933

Net asset value per share	$10.57

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$27,139
Interest	40,056,392
Foreign taxes withheld	(342,463)

Total income	39,741,068

Expenses:
Investment management fees	3,059,414
Distribution and/or service fees
Class A	404,735
Class B	8,232
Class C	407,641
Class R	58,470
Class W	24,330
Transfer agent fees
Class A	382,260
Class B	1,944
Class C	96,643
Class K	11
Class R	27,591
Class R4	7,226
Class R5	4,318
Class W	24,380
Class Z	224,622
Administration fees	400,535
Plan administration fees
Class K	55
Compensation of board members	16,322
Custodian fees	46,580
Printing and postage fees	64,121
Registration fees	140,650
Audit fees	38,083
Legal fees	9,710
Other	66,759

Total expenses	5,514,632
Expense reductions	(20)

Total net expenses	5,514,612

Net investment income	34,226,456

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(39,098,880)
Foreign currency translations	(597,791)
Forward foreign currency exchange contracts	10,155,879
Futures contracts	(2,730,584)

Net realized loss	(32,271,376)
Net change in unrealized appreciation (depreciation) on:
Investments	(32,999,413)
Foreign currency translations	41,520
Forward foreign currency exchange contracts	91,733
Futures contracts	988,700

Net change in unrealized depreciation	(31,877,460)

Net realized and unrealized loss	(64,148,836)

Net decrease in net assets from operations	$(29,922,380)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations

Net investment income	$34,226,456	$41,771,998

Net realized loss	(32,271,376)	(7,675,552)

Net change in unrealized depreciation	(31,877,460)	(4,597,381)

Net increase (decrease) in net assets resulting from operations	(29,922,380)	29,499,065

Distributions to shareholders

Net investment income

Class A	(4,712,076)	(8,885,435)

Class B	(19,520)	(56,998)

Class C	(955,457)	(1,983,673)

Class I	(8,129,666)	(14,549,570)

Class K	(690)	(1,654)

Class R	(292,458)	(265,843)

Class R4	(97,059)	(80,689)

Class R5	(286,541)	(718,491)

Class W	(359,344)	(2,662,924)

Class Y	(60,510)	(273,974)

Class Z	(2,980,812)	(5,117,320)

Net realized gains

Class A	(152,243)	(2,757,704)

Class B	(841)	(24,022)

Class C	(41,414)	(718,679)

Class I	(220,145)	(3,825,672)

Class K	(20)	(464)

Class R	(9,181)	(58,040)

Class R4	(1,727)	(14,613)

Class R5	(7,407)	(106,460)

Class W	(25,818)	(816,706)

Class Y	(1,641)	(119,010)

Class Z	(89,492)	(1,464,362)

Total distributions to shareholders	(18,444,062)	(44,502,303)

Decrease in net assets from capital stock activity	(190,597,680)	(81,418,355)

Total decrease in net assets	(238,964,122)	(96,421,593)

Net assets at beginning of year	696,631,674	793,053,267

Net assets at end of year	$457,667,552	$696,631,674

Undistributed net investment income	$882,044	$534,247

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	3,434,669	37,278,934	7,953,919	90,510,930

Distributions reinvested	428,851	4,607,931	976,547	10,928,869

Redemptions	(7,594,612)	(81,462,898)	(12,653,428)	(142,857,258)

Net decrease	(3,731,092)	(39,576,033)	(3,722,962)	(41,417,459)

Class B shares

Subscriptions	2,911	31,681	3,703	41,966

Distributions reinvested	1,779	19,108	6,881	76,718

Redemptions(a)	(45,497)	(488,755)	(93,475)	(1,053,133)

Net decrease	(40,807)	(437,966)	(82,891)	(934,449)

Class C shares

Subscriptions	333,789	3,582,834	1,303,858	14,675,434

Distributions reinvested	81,585	871,919	212,194	2,359,677

Redemptions	(2,093,915)	(22,365,121)	(1,872,377)	(21,015,050)

Net decrease	(1,678,541)	(17,910,368)	(356,325)	(3,979,939)

Class I shares

Subscriptions	473,621	5,163,939	2,658,847	29,770,254

Distributions reinvested	776,286	8,349,485	1,640,448	18,374,569

Redemptions	(10,066,577)	(108,088,540)	(2,958,838)	(34,134,866)

Net increase (decrease)	(8,816,670)	(94,575,116)	1,340,457	14,009,957

Class K shares

Subscriptions	—	—	79	900

Distributions reinvested	38	410	132	1,476

Redemptions	(1,541)	(16,830)	(95)	(1,067)

Net increase (decrease)	(1,503)	(16,420)	116	1,309

Class R shares

Subscriptions	581,659	6,251,734	710,740	8,025,976

Distributions reinvested	22,071	236,907	16,901	190,126

Redemptions	(243,380)	(2,600,343)	(149,869)	(1,687,429)

Net increase	360,350	3,888,298	577,772	6,528,673

Class R4 shares

Subscriptions	300,907	3,267,597	174,853	1,966,508

Distributions reinvested	9,141	98,486	8,460	95,008

Redemptions	(335,181)	(3,502,816)	(99,911)	(1,140,132)

Net increase (decrease)	(25,133)	(136,733)	83,402	921,384

Class R5 shares

Subscriptions	874,430	9,365,825	2,962,781	33,740,533

Distributions reinvested	27,154	291,677	73,032	824,635

Redemptions	(893,098)	(9,568,248)	(3,270,212)	(37,510,652)

Net increase (decrease)	8,486	89,254	(234,399)	(2,945,484)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	1,723,791	18,708,445	998,645	11,252,255

Distributions reinvested	36,088	384,881	311,383	3,479,229

Redemptions	(3,824,621)	(40,617,305)	(4,152,387)	(47,066,278)

Net decrease	(2,064,742)	(21,523,979)	(2,842,359)	(32,334,794)

Class Y shares

Subscriptions	95,247	1,034,411	35,680	409,400

Distributions reinvested	5,791	62,151	35,465	392,895

Redemptions	(116,766)	(1,232,918)	(750,506)	(8,327,428)

Net decrease	(15,728)	(136,356)	(679,361)	(7,525,133)

Class Z shares

Subscriptions	2,846,486	30,655,192	5,513,407	62,770,029

Distributions reinvested	251,459	2,703,081	510,023	5,712,404

Redemptions	(5,027,172)	(53,620,534)	(7,288,378)	(82,224,853)

Net decrease	(1,929,227)	(20,262,261)	(1,264,948)	(13,742,420)

Total net decrease	(17,934,607)	(190,597,680)	(7,181,498)	(81,418,355)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$11.37		$11.59		$12.51		$11.33	$11.69

Income from investment operations:

Net investment income	0.62		0.60		0.61		0.65	0.68

Net realized and unrealized gain (loss)	(1.12)		(0.18)		(0.86)		1.16	(0.29)

Total from investment operations	(0.50)		0.42		(0.25)		1.81	0.39

Less distributions to shareholders:

Net investment income	(0.30)		(0.49)		(0.59)		(0.63)	(0.75)

Net realized gains	(0.01)		(0.15)		(0.08)		—	—

Total distributions to shareholders	(0.31)		(0.64)		(0.67)		(0.63)	(0.75)

Net asset value, end of period	$10.56		$11.37		$11.59		$12.51	$11.33

Total return	(4.39%)		3.84%		(2.12%)		16.51%	3.58%

Ratios to average net assets(a)

Total gross expenses	1.15%		1.16%		1.13%		1.16%	1.35%

Total net expenses(b)	1.15	%(c)	1.16	%(c)	1.13	%(c)	1.16%	1.28	%(c)

Net investment income	5.72%		5.29%		5.00%		5.54%	5.91%

Supplemental data

Net assets, end of period (in thousands)	$136,042		$188,935		$235,667		$284,818	$162,047

Portfolio turnover	32%		42%		26%		21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$11.37		$11.59		$12.51		$11.32	$11.67

Income from investment operations:

Net investment income	0.53		0.51		0.52		0.57	0.60

Net realized and unrealized gain (loss)	(1.12)		(0.18)		(0.86)		1.16	(0.30)

Total from investment operations	(0.59)		0.33		(0.34)		1.73	0.30

Less distributions to shareholders:

Net investment income	(0.23)		(0.40)		(0.50)		(0.54)	(0.65)

Net realized gains	(0.01)		(0.15)		(0.08)		—	—

Total distributions to shareholders	(0.24)		(0.55)		(0.58)		(0.54)	(0.65)

Net asset value, end of period	$10.54		$11.37		$11.59		$12.51	$11.32

Total return	(5.17%)		3.07%		(2.85%)		15.73%	2.77%

Ratios to average net assets(a)

Total gross expenses	1.90%		1.91%		1.88%		1.90%	2.22%

Total net expenses(b)	1.90	%(c)	1.91	%(c)	1.88	%(c)	1.90%	2.04	%(c)

Net investment income	4.95%		4.55%		4.25%		4.87%	5.27%

Supplemental data

Net assets, end of period (in thousands)	$574		$1,083		$2,064		$2,908	$2,846

Portfolio turnover	32%		42%		26%		21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$11.32		$11.54		$12.46		$11.30	$11.65

Income from investment operations:

Net investment income	0.53		0.51		0.52		0.56	0.58

Net realized and unrealized gain (loss)	(1.11)		(0.18)		(0.86)		1.15	(0.26)

Total from investment operations	(0.58)		0.33		(0.34)		1.71	0.32

Less distributions to shareholders:

Net investment income	(0.23)		(0.40)		(0.50)		(0.55)	(0.67)

Net realized gains	(0.01)		(0.15)		(0.08)		—	—

Total distributions to shareholders	(0.24)		(0.55)		(0.58)		(0.55)	(0.67)

Net asset value, end of period	$10.50		$11.32		$11.54		$12.46	$11.30

Total return	(5.11%)		3.08%		(2.85%)		15.55%	2.96%

Ratios to average net assets(a)

Total gross expenses	1.90%		1.91%		1.88%		1.91%	2.03%

Total net expenses(b)	1.90	%(c)	1.91	%(c)	1.88	%(c)	1.91%	2.02	%(c)

Net investment income	4.96%		4.55%		4.28%		4.78%	5.11%

Supplemental data

Net assets, end of period (in thousands)	$31,610		$53,086		$58,219		$45,979	$19,877

Portfolio turnover	32%		42%		26%		21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.38	$11.59	$12.51	$11.34	$11.69

Income from investment operations:

Net investment income	0.67	0.66	0.67	0.72	0.73

Net realized and unrealized gain (loss)	(1.12)	(0.17)	(0.86)	1.14	(0.27)

Total from investment operations	(0.45)	0.49	(0.19)	1.86	0.46

Less distributions to shareholders:

Net investment income	(0.35)	(0.55)	(0.65)	(0.69)	(0.81)

Net realized gains	(0.01)	(0.15)	(0.08)	—	—

Total distributions to shareholders	(0.36)	(0.70)	(0.73)	(0.69)	(0.81)

Net asset value, end of period	$10.57	$11.38	$11.59	$12.51	$11.34

Total return	(3.99%)	4.45%	(1.67%)	16.96%	4.18%

Ratios to average net assets(a)

Total gross expenses	0.66%	0.66%	0.65%	0.68%	0.83%

Total net expenses(b)	0.66%	0.66%	0.65%	0.68%	0.83%

Net investment income	6.21%	5.81%	5.56%	6.11%	6.43%

Supplemental data

Net assets, end of period (in thousands)	$178,095	$291,971	$281,985	$163,508	$146,569

Portfolio turnover	32%	42%	26%	21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.36	$11.58	$12.50	$11.31	$11.68

Income from investment operations:

Net investment income	0.64	0.62	0.63	0.68	0.71

Net realized and unrealized gain (loss)	(1.12)	(0.18)	(0.86)	1.16	(0.31)

Total from investment operations	(0.48)	0.44	(0.23)	1.84	0.40

Less distributions to shareholders:

Net investment income	(0.32)	(0.51)	(0.61)	(0.65)	(0.77)

Net realized gains	(0.01)	(0.15)	(0.08)	—	—

Total distributions to shareholders	(0.33)	(0.66)	(0.69)	(0.65)	(0.77)

Net asset value, end of period	$10.55	$11.36	$11.58	$12.50	$11.31

Total return	(4.23%)	4.05%	(1.97%)	16.87%	3.65%

Ratios to average net assets(a)

Total gross expenses	0.96%	0.96%	0.95%	0.98%	1.17%

Total net expenses(b)	0.96%	0.96%	0.95%	0.98%	1.13%

Net investment income	5.90%	5.50%	5.16%	5.78%	6.18%

Supplemental data

Net assets, end of period (in thousands)	$19	$37	$36	$72	$62

Portfolio turnover	32%	42%	26%	21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$11.37		$11.59		$12.50		$11.30

Income from investment operations:

Net investment income	0.59		0.57		0.58		0.58

Net realized and unrealized gain (loss)	(1.12)		(0.18)		(0.85)		1.23

Total from investment operations	(0.53)		0.39		(0.27)		1.81

Less distributions to shareholders:

Net investment income	(0.28)		(0.46)		(0.56)		(0.61)

Net realized gains	(0.01)		(0.15)		(0.08)		—

Total distributions to shareholders	(0.29)		(0.61)		(0.64)		(0.61)

Net asset value, end of period	$10.55		$11.37		$11.59		$12.50

Total return	(4.69%)		3.57%		(2.29%)		16.57%

Ratios to average net assets(b)

Total gross expenses	1.40%		1.41%		1.39%		1.42	%(c)

Total net expenses(d)	1.40	%(e)	1.41	%(e)	1.39	%(e)	1.42	%(c)

Net investment income	5.53%		5.07%		4.79%		5.15	%(c)

Supplemental data

Net assets, end of period (in thousands)	$13,281		$10,212		$3,711		$2,877

Portfolio turnover	32%		42%		26%		21%

Notes to Financial Highlights

(a)	Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.38		$11.60		$12.57

Income from investment operations:

Net investment income	0.64		0.63		0.41

Net realized and unrealized loss	(1.12)		(0.18)		(0.98)

Total from investment operations	(0.48)		0.45		(0.57)

Less distributions to shareholders:

Net investment income	(0.32)		(0.52)		(0.40)

Net realized gains	(0.01)		(0.15)		—

Total distributions to shareholders	(0.33)		(0.67)		(0.40)

Net asset value, end of period	$10.57		$11.38		$11.60

Total return	(4.19%)		4.09%		(4.57%)

Ratios to average net assets(b)

Total gross expenses	0.89%		0.91%		0.92	%(c)

Total net expenses(d)	0.89	%(e)	0.91	%(e)	0.92	%(c)(e)

Net investment income	5.99%		5.54%		5.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,578		$1,985		$1,055

Portfolio turnover	32%		42%		26%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.37	$11.59	$12.57

Income from investment operations:

Net investment income	0.66	0.65	0.64

Net realized and unrealized loss	(1.12)	(0.18)	(0.90)

Total from investment operations	(0.46)	0.47	(0.26)

Less distributions to shareholders:

Net investment income	(0.34)	(0.54)	(0.64)

Net realized gains	(0.01)	(0.15)	(0.08)

Total distributions to shareholders	(0.35)	(0.69)	(0.72)

Net asset value, end of period	$10.56	$11.37	$11.59

Total return	(4.03%)	4.31%	(2.19%)

Ratios to average net assets(b)

Total gross expenses	0.72%	0.70%	0.71	%(c)

Total net expenses(d)	0.72%	0.70%	0.71	%(c)

Net investment income	6.19%	5.67%	5.54	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,384	$8,928	$11,814

Portfolio turnover	32%	42%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2015		2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$11.36		$11.57		$12.49		$11.31	$11.68

Income from investment operations:

Net investment income	0.62		0.60		0.61		0.66	0.68

Net realized and unrealized gain (loss)	(1.13)		(0.17)		(0.86)		1.15	(0.30)

Total from investment operations	(0.51)		0.43		(0.25)		1.81	0.38

Less distributions to shareholders:

Net investment income	(0.30)		(0.49)		(0.59)		(0.63)	(0.75)

Net realized gains	(0.01)		(0.15)		(0.08)		—	—

Total distributions to shareholders	(0.31)		(0.64)		(0.67)		(0.63)	(0.75)

Net asset value, end of period	$10.54		$11.36		$11.57		$12.49	$11.31

Total return	(4.49%)		3.93%		(2.13%)		16.53%	3.47%

Ratios to average net assets(a)

Total gross expenses	1.16%		1.16%		1.13%		1.15%	1.45%

Total net expenses(b)	1.16	%(c)	1.16	%(c)	1.13	%(c)	1.15%	1.30	%(c)

Net investment income	5.72%		5.26%		5.02%		5.63%	5.96%

Supplemental data

Net assets, end of period (in thousands)	$7,469		$31,493		$64,994		$63,707	$67,886

Portfolio turnover	32%		42%		26%		21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.38	$11.59	$12.57

Income from investment operations:

Net investment income	0.67	0.65	0.65

Net realized and unrealized loss	(1.12)	(0.16)	(0.90)

Total from investment operations	(0.45)	0.49	(0.25)

Less distributions to shareholders:

Net investment income	(0.35)	(0.55)	(0.65)

Net realized gains	(0.01)	(0.15)	(0.08)

Total distributions to shareholders	(0.36)	(0.70)	(0.73)

Net asset value, end of period	$10.57	$11.38	$11.59

Total return	(3.99%)	4.46%	(2.14%)

Ratios to average net assets(b)

Total gross expenses	0.67%	0.65%	0.65	%(c)

Total net expenses(d)	0.67%	0.65%	0.65	%(c)

Net investment income	6.23%	5.83%	5.66	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,120	$1,384	$9,286

Portfolio turnover	32%	42%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

COLUMBIA EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012	2011
Per share data
Net asset value, beginning of period	$11.37		$11.59		$12.51		$11.35	$11.69

Income from investment operations:

Net investment income	0.64		0.63		0.64		0.68	0.68

Net realized and unrealized gain (loss)	(1.11)		(0.18)		(0.86)		1.14	(0.22)

Total from investment operations	(0.47)		0.45		(0.22)		1.82	0.46

Less distributions to shareholders:

Net investment income	(0.32)		(0.52)		(0.62)		(0.66)	(0.80)

Net realized gains	(0.01)		(0.15)		(0.08)		—	—

Total distributions to shareholders	(0.33)		(0.67)		(0.70)		(0.66)	(0.80)

Net asset value, end of period	$10.57		$11.37		$11.59		$12.51	$11.35

Total return	(4.10%)		4.10%		(1.87%)		16.64%	4.16%

Ratios to average net assets(a)

Total gross expenses	0.90%		0.91%		0.88%		0.91%	0.84%

Total net expenses(b)	0.90	%(c)	0.91	%(c)	0.88	%(c)	0.91%	0.84	%(c)

Net investment income	5.98%		5.55%		5.23%		5.72%	6.03%

Supplemental data

Net assets, end of period (in thousands)	$79,496		$107,518		$124,223		$144,687	$35,902

Portfolio turnover	32%		42%		26%		21%	24%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Annual Report 2015	33

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The

34	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances.

Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation

Annual Report 2015	35

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	352,720
Interest rate risk	Net assets — unrealized appreciation on futures contracts	102,775	*
Total		455,495

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	407,117

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	10,155,879	—	10,155,879
Interest rate risk	—	(2,730,584)	(2,730,584)
Total	10,155,879	(2,730,584)	7,425,295

36	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	91,733	—	91,733
Interest rate risk	—	988,700	988,700
Total	91,733	988,700	1,080,433

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	14,981,000
Futures contracts — Short	42,175,250

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,098,286	(666,176)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2015.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2015:

	Barclays ($)	Citi ($)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	—	8,621	344,099	352,720
Liabilities
Forward foreign currency exchange contracts	304,489	102,628	—	—	407,117
Total Financial and Derivative Net Assets	(304,489)	(102,628)	8,621	344,099	(54,397)
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	(304,489)	(102,628)	8,621	344,099	(54,397)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Represents the net amount due from/ (to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and

Annual Report 2015	37

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.529% of the Fund’s average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts

38	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $2,059.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

Annual Report 2015	39

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.24
Class C	0.24
Class K	0.05
Class R	0.24
Class R4	0.22
Class R5	0.05
Class W	0.25
Class Z	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $119,000 and $278,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $112,422 for Class A, $130 for Class B and $8,900 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective March 1, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.21%	1.24%
Class B	1.96	1.99
Class C	1.96	1.99
Class I	0.76	0.80
Class K	1.06	1.10
Class R	1.46	1.49
Class R4	0.96	0.99
Class R5	0.81	0.85
Class W	1.21	1.24
Class Y	0.76	0.80
Class Z	0.96	0.99

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage

40	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, distribution reclassifications, foreign capital gains tax, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(15,984,526)
Accumulated net realized loss	15,984,526
Paid-in capital	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015	Year Ended October 31, 2014
Ordinary income	$17,368,979	$34,596,571
Long-term capital gains	1,075,083	9,905,732
Total	18,444,062	44,502,303

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,044,703
Capital loss carryforwards	(15,514,461)
Net unrealized depreciation	(43,678,797)

At October 31, 2015, the cost of investments for federal income tax purposes was $485,757,304 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$7,526,586
Unrealized depreciation	(51,205,383)
Net unrealized depreciation	(43,678,797)

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — long-term	15,514,461

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $178,215,322 and $339,232,244, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the

Annual Report 2015	41

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 64.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values

42	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	43

COLUMBIA EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

44	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Capital Gain Dividend	$895,423
Foreign Taxes Paid	$372,015
Foreign Taxes Paid Per Share	$0.01
Foreign Source Income	$38,037,428
Foreign Source Income Per Share	$0.88

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015	45

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

46	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	47

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee) since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

48	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2015	49

COLUMBIA EMERGING MARKETS BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

50	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	51

COLUMBIA EMERGING MARKETS BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

52	Annual Report 2015

COLUMBIA EMERGING MARKETS BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	53

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN141_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA EUROPEAN EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia European Equity Fund (the Fund) Class A shares returned 3.61% excluding sales charges for the 12-month period ended October 31, 2015.

■	The Fund outperformed its benchmark, the MSCI Europe Index (Net), which returned -0.20% for the same time period.

■	Favorable stock selection was the main driver of the Fund’s outperformance relative to its benchmark during the period. The Fund also benefited from country and sector positioning.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	06/26/00
Excluding sales charges		3.61	6.23	7.17
Including sales charges		-2.35	4.99	6.53
Class B	06/26/00
Excluding sales charges		2.95	5.44	6.37
Including sales charges		-1.99	5.12	6.37
Class C	06/26/00
Excluding sales charges		2.84	5.45	6.38
Including sales charges		1.85	5.45	6.38
Class I	07/15/04	4.10	6.82	7.73
Class K	06/26/00	3.78	6.43	7.42
Class R4*	01/08/14	3.90	6.31	7.22
Class R5*	01/08/14	4.03	6.38	7.25
Class W*	06/18/12	3.65	6.20	7.16
Class Z*	09/27/10	3.75	6.56	7.34
MSCI Europe Index (Net)		-0.20	4.84	4.36

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia European Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA EUROPEAN EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

Daniel Ison

Ann Steele

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2015)
Novartis AG, Registered Shares (Switzerland)	3.5
Roche Holding AG, Genusschein Shares (Switzerland)	3.4
Bayer AG, Registered Shares (Germany)	3.1
UBS AG (Switzerland)	3.1
Royal Dutch Shell PLC, Class A (United Kingdom)	3.0
Unilever PLC (United Kingdom)	2.9
ING Groep NV-CVA (Netherlands)	2.9
Prudential PLC (United Kingdom)	2.7
Novo Nordisk A/S, Class B (Denmark)	2.7
BT Group PLC (United Kingdom)	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At October 31, 2015, approximately 56.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (CMIA). As a result of asset allocation decisions by CMIA, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. CMIA seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months ended October 31, 2015, the Fund’s Class A shares returned 3.61% excluding sales charges. The Fund outperformed its benchmark, the MSCI Europe Index (Net), which returned -0.20% for the same 12-month period. Favorable stock selection was the main driver of the Fund’s outperformance relative to its benchmark during the period. The Fund also benefited from country and sector positioning.

Signs of Strength in the Eurozone

While the latter part of 2014 was dominated by weak economic data in the eurozone, 2015 saw signs of renewed strength. In 2014, equity markets were unnerved by Greece’s escalating financial crisis and global geopolitical tensions, including strained relations between Europe and Russia. During the first quarter of 2015, however, the European Central Bank launched a massive quantitative easing program against an improving domestic economic backdrop and European equities surged higher. In currency markets, the Swiss central bank unexpectedly scrapped the Swiss franc’s peg to the euro. On the economic front, the eurozone purchasing managers’ index ended the review period firmly in expansionary territory and corporate results grew broadly more encouraging, particularly for domestically focused companies. U.K. growth remained relatively strong.

Events in Greece and China sparked periods of volatility during the year. At the end of June, Greece defaulted on an International Monetary Fund loan repayment, capital controls were implemented, banks closed, as did the local stock market, and the country’s exit from the euro appeared increasingly likely. However, in an apparent endorsement of the stringent economic reforms associated with Greece’s bailout package, the left-wing Syriza was returned to power in September’s general election. China’s economic slowdown also preoccupied markets as investors assessed possible repercussions for global growth. Potential interest-rate rises in the U.S. and the U.K. were delayed, and the European Central Bank signaled that its quantitative easing stimulus program may need to be extended if global economic conditions deteriorate further. The relative weakness of the euro impacted the Fund’s returns in U.S. dollar terms.

Contributors and Detractors

The strongest contributing sectors on a relative basis were financials, consumer discretionary and industrials. In U.S. dollar terms, the financial sector did deliver negative absolute returns, although stock selection within financials was the main contributor to Fund performance. The financial sector was beset by legacy scandals and faced an increasingly stringent regulatory environment. The Fund was initially underweight in financials, but was later moved to an overweight position on valuation grounds. Meanwhile, consumer discretionary and industrials delivered positive absolute returns in U.S. dollar terms as investors grew increasingly confident regarding the outlook for the European economy. The Fund maintained overweight positions in both sectors. In the consumer discretionary sector, stock selection and allocation both added value. In

4	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

industrials, stock selection was a contributor, while allocation had a neutral effect. Among holdings, Pandora, Persimmon and UBS were the strongest performers on a relative basis. Danish jewelry retailer Pandora released impressive results, boosted by new products and geographical expansion. Housebuilder Persimmon benefited from strength in the U.K. housing market, against a backdrop of low interest rates. The Fund’s position in Persimmon was trimmed during the period. Swiss financial group UBS, a new position for the Fund, reaped the benefits of a greater focus on wealth management.

Consumer staples and information technology, meanwhile, detracted from performance on a relative basis. In U.S. dollar terms, consumer staples delivered positive absolute returns as the relatively defensive nature of the sector was appealing in volatile market conditions. While the Fund’s underweight stance in the sector detracted from performance, stock selection did add value. Information technology also delivered positive absolute returns in U.S. dollar terms, buoyed in part by strength in end-markets, including the U.S. While the Fund’s overweighting in the sector proved advantageous, stock selection detracted. Among holdings, BG Group, DNB and Pearson were the weakest performers on a relative basis. BG Group was impacted by the slump in energy prices and we sold the Fund’s position in the stock. Norwegian bank DNB was also impacted by weaker oil prices as the Norwegian economy is heavily reliant on oil revenues. Education specialist Pearson issued a profit warning, citing issues in the U.S. education market, as well as South Africa.

Portfolio Positioning and Changes

The Fund’s weighting in financials, information technology and materials increased, while weightings in energy, consumer staples and telecommunications decreased. Ryanair, Ferrovial and Barclays Bank were added to the portfolio during the period. Sales included Vivendi, Ashtead and BG Group.

Looking Ahead

Quantitative easing, lower energy prices, euro weakness and loosening credit conditions have all enhanced the trading environment for European companies. In our current view, there are signs of improvement in several eurozone economies, and we anticipate domestic European earnings will continue to contribute to overall corporate profitability. At the same time, we are monitoring the economic outlook for China, and evaluating the potential impact on European exporters and global growth. Greece’s election result, meanwhile, appears to be helping to coalesce support for wide-ranging economic reforms, which are a condition of the country’s bailout deal. In the U.K., we currently believe investors are likely to focus on the possibility of interest-rate increases and the forthcoming European Union membership referendum. Elsewhere, relations between Europe and Russia currently remain strained, and there are geopolitical tensions in Syria and the South China Sea.

We presently believe many companies in Europe, apart from the financial sector, have strong balance sheets and cash flows, leading to the likelihood of further dividend growth, cash returns and merger and acquisition activity. At this time, we continue to favor companies with robust earnings prospects and pricing power. We believe heightened volatility in equity markets is providing us with attractive investment opportunities.

Country Breakdown (%) (at October 31, 2015)
Belgium	3.3
Denmark	4.5
Finland	2.1
France	11.5
Germany	11.3
Ireland	4.3
Italy	2.1
Netherlands	8.3
Norway	0.9
Spain	5.5
Sweden	2.2
Switzerland	12.5
United Kingdom	31.2
United States(a)	0.3
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at October 31, 2015)
Consumer Discretionary	16.0
Consumer Staples	9.5
Energy	3.0
Financials	24.8
Health Care	17.9
Industrials	13.0
Information Technology	5.2
Materials	6.4
Telecommunication Services	4.2
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	5

COLUMBIA EUROPEAN EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	962.70	1,018.40	6.54	6.73	1.33
Class B	1,000.00	1,000.00	959.60	1,014.64	10.22	10.50	2.08
Class C	1,000.00	1,000.00	958.90	1,014.64	10.21	10.50	2.08
Class I	1,000.00	1,000.00	964.10	1,020.46	4.53	4.66	0.92
Class K	1,000.00	1,000.00	962.60	1,018.80	6.15	6.33	1.25
Class R4	1,000.00	1,000.00	962.60	1,019.60	5.36	5.52	1.09
Class R5	1,000.00	1,000.00	964.10	1,020.21	4.78	4.91	0.97
Class W	1,000.00	1,000.00	961.20	1,018.45	6.49	6.68	1.32
Class Z	1,000.00	1,000.00	962.60	1,019.65	5.31	5.47	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%
Issuer	Shares	Value ($)

BELGIUM 3.3%

Anheuser-Busch InBev SA/NV	61,231	7,306,366

KBC Groep NV	99,738	6,064,240

UCB SA	60,253	5,208,147

Total		18,578,753

DENMARK 4.5%

Novo Nordisk A/S, Class B	284,750	15,126,825

Pandora A/S	91,331	10,537,131

Total		25,663,956

FINLAND 2.1%

KONE OYJ, Class B	164,056	6,997,074

Nokia OYJ	691,637	5,144,994

Total		12,142,068

FRANCE 11.5%

Airbus Group SE	121,891	8,487,916

AXA SA	376,499	10,048,051

Essilor International SA	46,178	6,061,485

Groupe Eurotunnel SE	625,636	8,757,778

Hermes International	10,798	4,153,426

L’Oreal SA	59,779	10,897,993

Legrand SA	104,013	5,700,334

Publicis Groupe SA	88,029	5,702,102

Schneider Electric SE	89,550	5,401,222

Total		65,210,307

GERMANY 11.2%

Allianz SE, Registered Shares	33,615	5,884,905

Bayer AG, Registered Shares	133,019	17,736,154

Bayerische Motoren Werke AG	47,037	4,817,926

Brenntag AG	146,820	8,865,482

Continental AG	43,668	10,485,983

Fresenius Medical Care AG & Co. KGaA	115,765	10,419,727

TUI AG	297,779	5,530,907

Total		63,741,084

IRELAND 4.2%

CRH PLC	406,632	11,127,493

Ryanair Holdings PLC, ADR	166,401	13,010,918

Total		24,138,411

Common Stocks (continued)
Issuer	Shares	Value ($)

ITALY 2.1%

Infrastrutture Wireless Italiane SpA(a)	629,354	3,265,261

Intesa Sanpaolo SpA	2,438,563	8,483,900

Total		11,749,161

NETHERLANDS 8.3%

Akzo Nobel NV	114,916	8,128,055

ASML Holding NV	129,948	12,054,146

ING Groep NV-CVA	1,135,357	16,523,841

RELX NV	605,395	10,326,098

Total		47,032,140

NORWAY 0.9%
DNB ASA	399,496	5,087,294

SPAIN 5.5%

Amadeus IT Holding SA, Class A	136,373	5,800,840

Cellnex Telecom SAU(a)	331,461	5,737,195

Ferrovial SA	421,883	10,643,020

Industria de Diseno Textil SA	234,667	8,786,961

Total		30,968,016

SWEDEN 2.2%

Nordea Bank AB	596,131	6,577,491

Svenska Handelsbanken AB, Class A	434,941	5,907,142

Total		12,484,633

SWITZERLAND 12.5%

Cie Financiere Richemont SA, Class A, Registered Shares	93,735	8,037,548

Novartis AG, Registered Shares	215,198	19,494,514

Roche Holding AG, Genusschein Shares	69,981	18,999,762

Sika AG	2,148	7,044,485

UBS AG	871,498	17,405,930

Total		70,982,239

UNITED KINGDOM 31.1%

3i Group PLC	607,235	4,677,587

ARM Holdings PLC	414,849	6,533,306

Barclays Bank PLC	1,716,400	6,115,157

British American Tobacco PLC	130,670	7,763,051

BT Group PLC	2,036,802	14,545,850

Burberry Group PLC	214,446	4,380,301

InterContinental Hotels Group PLC	147,724	5,902,968

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)

Johnson Matthey PLC	121,666	4,839,170

Legal & General Group PLC	2,155,446	8,679,983

London Stock Exchange Group PLC	236,993	9,278,856

Pearson PLC	315,809	4,192,617

Persimmon PLC	237,591	7,286,325

Prudential PLC	652,269	15,234,710

Reckitt Benckiser Group PLC	115,457	11,267,503

Rio Tinto PLC	145,578	5,305,627

Royal Dutch Shell PLC, Class A	647,443	16,903,031

Schroders PLC	89,636	4,112,800

Smith & Nephew PLC	458,793	7,834,149

St. James’s Place PLC	663,802	9,837,864

Unilever PLC	371,618	16,547,595

Wolseley PLC	95,659	5,616,264

Total		176,854,714

Total Common Stocks
(Cost: $539,515,160)		564,632,776

Money Market Funds 0.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.159%(b)(c)	1,582,020	1,582,020

Total Money Market Funds
(Cost: $1,582,020)		1,582,020

Total Investments
(Cost: $541,097,180)		566,214,796

Other Assets & Liabilities, Net		1,740,115

Net Assets		567,954,911

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	26,229,310	221,519,915	(246,167,205)	1,582,020	3,670	1,582,020

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA EUROPEAN EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Belgium	—	18,578,753	—	18,578,753

Denmark	—	25,663,956	—	25,663,956

Finland	—	12,142,068	—	12,142,068

France	—	65,210,307	—	65,210,307

Germany	—	63,741,084	—	63,741,084

Ireland	13,010,918	11,127,493	—	24,138,411

Italy	—	11,749,161	—	11,749,161

Netherlands	—	47,032,140	—	47,032,140

Norway	—	5,087,294	—	5,087,294

Spain	—	30,968,016	—	30,968,016

Sweden	—	12,484,633	—	12,484,633

Switzerland	—	70,982,239	—	70,982,239

United Kingdom	—	176,854,714	—	176,854,714

Total Common Stocks	13,010,918	551,621,858	—	564,632,776

Money Market Funds	—	1,582,020	—	1,582,020

Total Investments	13,010,918	553,203,878	—	566,214,796

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	26,229,310	26,229,310	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $539,515,160)	$564,632,776

Affiliated issuers (identified cost $1,582,020)	1,582,020

Total investments (identified cost $541,097,180)	566,214,796

Foreign currency (identified cost $213)	207

Receivable for:

Capital shares sold	608,296

Dividends	560,359

Foreign tax reclaims	1,069,356

Prepaid expenses	3,883

Total assets	568,456,897

Liabilities

Payable for:

Capital shares purchased	363,106

Investment management fees	12,174

Distribution and/or service fees	2,117

Transfer agent fees	37,891

Administration fees	1,234

Compensation of board members	26,235

Audit fees	29,955

Other expenses	29,274

Total liabilities	501,986

Net assets applicable to outstanding capital stock	$567,954,911

Represented by

Paid-in capital	$520,960,022

Undistributed net investment income	6,996,724

Accumulated net realized gain	14,995,589

Unrealized appreciation (depreciation) on:

Investments	25,117,616

Foreign currency translations	(115,040)

Total — representing net assets applicable to outstanding capital stock	$567,954,911

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$189,670,242

Shares outstanding	27,245,846

Net asset value per share	$6.96

Maximum offering price per share(a)	$7.38

Class B

Net assets	$1,003,814

Shares outstanding	145,789

Net asset value per share	$6.89

Class C

Net assets	$29,009,048

Shares outstanding	4,284,908

Net asset value per share	$6.77

Class I

Net assets	$283,366,357

Shares outstanding	40,517,660

Net asset value per share	$6.99

Class K

Net assets	$3,622

Shares outstanding	522

Net asset value per share	$6.94

Class R4

Net assets	$6,800,343

Shares outstanding	979,251

Net asset value per share	$6.94

Class R5

Net assets	$183,608

Shares outstanding	26,259

Net asset value per share	$6.99

Class W

Net assets	$2,258

Shares outstanding	326

Net asset value per share	$6.93

Class Z

Net assets	$57,915,619

Shares outstanding	8,339,893

Net asset value per share	$6.94

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$15,292,575
Dividends — affiliated issuers	3,670
Foreign taxes withheld	(1,754,660)

Total income	13,541,585

Expenses:
Investment management fees	4,364,342
Distribution and/or service fees
Class A	426,210
Class B	13,050
Class C	266,028
Class W	6
Transfer agent fees
Class A	305,525
Class B	2,380
Class C	47,766
Class K	4
Class R4	7,923
Class R5	57
Class W	4
Class Z	155,233
Administration fees	442,667
Plan administration fees
Class K	18
Compensation of board members	15,905
Custodian fees	78,511
Printing and postage fees	45,387
Registration fees	121,217
Audit fees	53,290
Legal fees	9,481
Line of credit interest expense	1,247
Other	17,960

Total expenses	6,374,211
Expense reductions	(20)

Total net expenses	6,374,191

Net investment income	7,167,394

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,412,073
Foreign currency translations	1,385

Net realized gain	21,413,458
Net change in unrealized appreciation (depreciation) on:
Investments	(10,510,905)
Foreign currency translations	(65,546)

Net change in unrealized depreciation	(10,576,451)

Net realized and unrealized gain	10,837,007

Net increase in net assets resulting from operations	$18,004,401

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations

Net investment income	$7,167,394	$11,002,786

Net realized gain	21,413,458	28,974,368

Net change in unrealized depreciation	(10,576,451)	(58,354,253)

Net increase (decrease) in net assets resulting from operations	18,004,401	(18,377,099)

Distributions to shareholders

Net investment income

Class A	(2,600,431)	(914,336)

Class B	(13,263)	(2,962)

Class C	(244,671)	(35,650)

Class I	(5,805,350)	(2,848,859)

Class K	(212)	(123)

Class R4	(58,744)	—

Class R5	(1,176)	—

Class W	(40)	(26)

Class Z	(2,295,832)	(1,004,051)

Net realized gains

Class A	(4,532,654)	(4,599,973)

Class B	(42,360)	(62,148)

Class C	(790,300)	(664,654)

Class I	(7,928,441)	(9,618,553)

Class K	(339)	(522)

Class R4	(88,770)	—

Class R5	(1,654)	—

Class W	(69)	(136)

Class Z	(3,469,336)	(4,041,339)

Total distributions to shareholders	(27,873,642)	(23,793,332)

Increase in net assets from capital stock activity	673,614	132,655,875

Total increase (decrease) in net assets	(9,195,627)	90,485,444

Net assets at beginning of year	577,150,538	486,665,094

Net assets at end of year	$567,954,911	$577,150,538

Undistributed net investment income	$6,996,724	$10,847,664

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	10,103,066	71,628,037	15,607,418	118,365,491

Distributions reinvested	1,036,066	7,014,164	728,683	5,377,680

Redemptions	(7,118,952)	(49,749,220)	(6,478,273)	(47,333,225)

Net increase	4,020,180	28,892,981	9,857,828	76,409,946

Class B shares

Subscriptions	55,348	390,226	126,778	957,549

Distributions reinvested	8,253	55,623	8,594	63,168

Redemptions(b)	(137,948)	(968,884)	(123,861)	(915,084)

Net increase (decrease)	(74,347)	(523,035)	11,511	105,633

Class C shares

Subscriptions	1,515,948	10,526,167	2,982,555	22,128,570

Distributions reinvested	139,556	925,254	81,627	590,161

Redemptions	(1,200,813)	(8,120,714)	(1,042,180)	(7,291,284)

Net increase	454,691	3,330,707	2,022,002	15,427,447

Class I shares

Subscriptions	9,988,222	72,762,106	8,127,361	60,387,068

Distributions reinvested	2,025,614	13,733,661	1,686,999	12,466,922

Redemptions	(9,579,617)	(67,529,909)	(6,515,570)	(49,769,113)

Net increase	2,434,219	18,965,858	3,298,790	23,084,877

Class K shares

Subscriptions	340	2,350	113	849

Distributions reinvested	65	436	59	434

Redemptions	(1,628)	(11,552)	(270)	(2,100)

Net decrease	(1,223)	(8,766)	(98)	(817)

Class R4 shares

Subscriptions	1,088,305	7,805,995	7,495	57,593

Distributions reinvested	21,869	147,398	—	—

Redemptions	(138,418)	(961,996)	—	—

Net increase	971,756	6,991,397	7,495	57,593

Class R5 shares

Subscriptions	19,995	140,751	7,086	54,580

Distributions reinvested	400	2,711	—	—

Redemptions	(1,222)	(8,572)	—	(1)

Net increase	19,173	134,890	7,086	54,579

Class W shares

Redemptions	—	—	(154)	(1,200)

Net decrease	—	—	(154)	(1,200)

Class Z shares

Subscriptions	3,037,689	21,129,011	8,916,412	66,694,072

Distributions reinvested	809,337	5,454,932	638,196	4,690,740

Redemptions	(11,959,265)	(83,694,361)	(7,314,999)	(53,866,995)

Net increase (decrease)	(8,112,239)	(57,110,418)	2,239,609	17,517,817

Total net increase (decrease)	(287,790)	673,614	17,444,069	132,655,875

(a)	Class R4 and Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$7.05		$7.55	$5.94		$5.47		$5.80

Income from investment operations:

Net investment income	0.08		0.13	0.07		0.08		0.05

Net realized and unrealized gain (loss)	0.16		(0.29)	1.66		0.40		(0.35)

Total from investment operations	0.24		(0.16)	1.73		0.48		(0.30)

Less distributions to shareholders:

Net investment income	(0.12)		(0.06)	(0.09)		(0.01)		(0.03)

Net realized gains	(0.21)		(0.28)	(0.03)		—		—

Total distributions to shareholders	(0.33)		(0.34)	(0.12)		(0.01)		(0.03)

Net asset value, end of period	$6.96		$7.05	$7.55		$5.94		$5.47

Total return	3.61%		(2.33%)	29.57%		8.88%		(5.25%)

Ratios to average net assets(a)

Total gross expenses	1.35	%(b)	1.37%	1.42%		1.54	%(b)	1.55%

Total net expenses(c)	1.35	%(b)(d)	1.37%	1.42	%(d)	1.52	%(b)(d)	1.51	%(d)

Net investment income	1.14%		1.74%	1.03%		1.42%		0.84%

Supplemental data

Net assets, end of period (in thousands)	$189,670		$163,706	$100,943		$52,850		$60,295

Portfolio turnover	63%		64%	73%		126%		121%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$6.97		$7.48	$5.87		$5.44		$5.78

Income from investment operations:

Net investment income	0.03		0.07	0.03		0.04		0.01

Net realized and unrealized gain (loss)	0.17		(0.28)	1.64		0.39		(0.35)

Total from investment operations	0.20		(0.21)	1.67		0.43		(0.34)

Less distributions to shareholders:

Net investment income	(0.07)		(0.02)	(0.03)		—		—

Net realized gains	(0.21)		(0.28)	(0.03)		—		—

Total distributions to shareholders	(0.28)		(0.30)	(0.06)		—		—

Net asset value, end of period	$6.89		$6.97	$7.48		$5.87		$5.44

Total return	2.95%		(3.06%)	28.59%		7.90%		(5.88%)

Ratios to average net assets(a)

Total gross expenses	2.11	%(b)	2.11%	2.18%		2.28	%(b)	2.30%

Total net expenses(c)	2.11	%(b)(d)	2.11%	2.18	%(d)	2.27	%(b)(d)	2.26	%(d)

Net investment income	0.43%		0.97%	0.42%		0.78%		0.15%

Supplemental data

Net assets, end of period (in thousands)	$1,004		$1,535	$1,561		$1,492		$2,382

Portfolio turnover	63%		64%	73%		126%		121%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$6.86		$7.37	$5.82		$5.39		$5.72

Income from investment operations:

Net investment income	0.02		0.07	(0.00	)(a)	0.04		0.01

Net realized and unrealized gain (loss)	0.17		(0.28)	1.64		0.39		(0.34)

Total from investment operations	0.19		(0.21)	1.64		0.43		(0.33)

Less distributions to shareholders:

Net investment income	(0.07)		(0.02)	(0.06)		—		—

Net realized gains	(0.21)		(0.28)	(0.03)		—		—

Total distributions to shareholders	(0.28)		(0.30)	(0.09)		—		—

Net asset value, end of period	$6.77		$6.86	$7.37		$5.82		$5.39

Total return	2.84%		(3.08%)	28.58%		7.98%		(5.77%)

Ratios to average net assets(b)

Total gross expenses	2.10	%(c)	2.12%	2.15%		2.31	%(c)	2.29%

Total net expenses(d)	2.10	%(c)(e)	2.12%	2.15	%(e)	2.27	%(c)(e)	2.26	%(e)

Net investment income (loss)	0.36%		1.00%	(0.05%)		0.72%		0.11%

Supplemental data

Net assets, end of period (in thousands)	$29,009		$26,264	$13,322		$2,106		$1,274

Portfolio turnover	63%		64%	73%		126%		121%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$7.08		$7.58	$5.96	$5.50		$5.80

Income from investment operations:

Net investment income	0.11		0.15	0.11	0.10		0.11

Net realized and unrealized gain (loss)	0.17		(0.28)	1.66	0.41		(0.36)

Total from investment operations	0.28		(0.13)	1.77	0.51		(0.25)

Less distributions to shareholders:

Net investment income	(0.16)		(0.09)	(0.12)	(0.05)		(0.05)

Net realized gains	(0.21)		(0.28)	(0.03)	—		—

Total distributions to shareholders	(0.37)		(0.37)	(0.15)	(0.05)		(0.05)

Net asset value, end of period	$6.99		$7.08	$7.58	$5.96		$5.50

Total return	4.10%		(1.96%)	30.29%	9.36%		(4.36%)

Ratios to average net assets(a)

Total gross expenses	0.92	%(b)	0.92%	0.93%	0.97	%(b)	1.00%

Total net expenses(c)	0.92	%(b)	0.92%	0.93%	0.97	%(b)	1.00%

Net investment income	1.50%		2.04%	1.65%	1.86%		1.83%

Supplemental data

Net assets, end of period (in thousands)	$283,366		$269,774	$263,736	$236,735		$319,236

Portfolio turnover	63%		64%	73%	126%		121%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$7.03		$7.54	$5.93	$5.47		$5.79

Income from investment operations:

Net investment income	0.08		0.13	0.08	0.08		0.06

Net realized and unrealized gain (loss)	0.18		(0.29)	1.67	0.41		(0.34)

Total from investment operations	0.26		(0.16)	1.75	0.49		(0.28)

Less distributions to shareholders:

Net investment income	(0.14)		(0.07)	(0.11)	(0.03)		(0.04)

Net realized gains	(0.21)		(0.28)	(0.03)	—		—

Total distributions to shareholders	(0.35)		(0.35)	(0.14)	(0.03)		(0.04)

Net asset value, end of period	$6.94		$7.03	$7.54	$5.93		$5.47

Total return	3.78%		(2.33%)	29.93%	9.08%		(4.93%)

Ratios to average net assets(a)

Total gross expenses	1.22	%(b)	1.22%	1.23%	1.27	%(b)	1.32%

Total net expenses(c)	1.22	%(b)	1.22%	1.23%	1.27	%(b)	1.26%

Net investment income	1.17%		1.74%	1.21%	1.43%		1.08%

Supplemental data

Net assets, end of period (in thousands)	$4		$12	$14	$17		$27

Portfolio turnover	63%		64%	73%	126%		121%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014(a)
Per share data
Net asset value, beginning of period	$7.03		$7.59

Income from investment operations:

Net investment income	0.11		0.10

Net realized and unrealized gain (loss)	0.15		(0.66)

Total from investment operations	0.26		(0.56)

Less distributions to shareholders:

Net investment income	(0.14)		—

Net realized gains	(0.21)		—

Total distributions to shareholders	(0.35)		—

Net asset value, end of period	$6.94		$7.03

Total return	3.90%		(7.38%)

Ratios to average net assets(b)

Total gross expenses	1.10	%(c)	1.12	%(d)

Total net expenses(e)	1.10	%(c)(f)	1.12	%(d)

Net investment income	1.51%		1.69	%(d)

Supplemental data

Net assets, end of period (in thousands)	$6,800		$53

Portfolio turnover	63%		64%

Notes to Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015		2014(a)
Per share data
Net asset value, beginning of period	$7.08		$7.63

Income from investment operations:

Net investment income	0.12		0.09

Net realized and unrealized gain (loss)	0.15		(0.64)

Total from investment operations	0.27		(0.55)

Less distributions to shareholders:

Net investment income	(0.15)		—

Net realized gains	(0.21)		—

Total distributions to shareholders	(0.36)		—

Net asset value, end of period	$6.99		$7.08

Total return	4.03%		(7.21%)

Ratios to average net assets(b)

Total gross expenses	0.98	%(c)	0.98	%(d)

Total net expenses(e)	0.98	%(c)	0.98	%(d)

Net investment income	1.68%		1.51	%(d)

Supplemental data

Net assets, end of period (in thousands)	$184		$50

Portfolio turnover	63%		64%

Notes to Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2015		2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$7.02		$7.52	$5.94		$5.21

Income from investment operations:

Net investment income	0.08		0.12	0.07		0.00	(b)

Net realized and unrealized gain (loss)	0.17		(0.28)	1.65		0.73

Total from investment operations	0.25		(0.16)	1.72		0.73

Less distributions to shareholders:

Net investment income	(0.13)		(0.06)	(0.11)		—

Net realized gains	(0.21)		(0.28)	(0.03)		—

Total distributions to shareholders	(0.34)		(0.34)	(0.14)		—

Net asset value, end of period	$6.93		$7.02	$7.52		$5.94

Total return	3.65%		(2.37%)	29.42%		14.01%

Ratios to average net assets(c)

Total gross expenses	1.30	%(d)	1.35%	1.46%		1.64	%(e)

Total net expenses(f)	1.30	%(d)(g)	1.35%	1.46	%(g)	1.52	%(e)

Net investment income	1.20%		1.62%	1.09%		0.11	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2		$2	$4		$3

Portfolio turnover	63%		64%	73%		126%

Notes to Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014	2013		2012		2011
Per share data
Net asset value, beginning of period	$7.04		$7.53	$5.94		$5.49		$5.80

Income from investment operations:

Net investment income	0.08		0.14	0.09		0.02		0.10

Net realized and unrealized gain (loss)	0.17		(0.28)	1.65		0.47		(0.36)

Total from investment operations	0.25		(0.14)	1.74		0.49		(0.26)

Less distributions to shareholders:

Net investment income	(0.14)		(0.07)	(0.12)		(0.04)		(0.05)

Net realized gains	(0.21)		(0.28)	(0.03)		—		—

Total distributions to shareholders	(0.35)		(0.35)	(0.15)		(0.04)		(0.05)

Net asset value, end of period	$6.94		$7.04	$7.53		$5.94		$5.49

Total return	3.75%		(2.01%)	29.83%		9.09%		(4.57%)

Ratios to average net assets(a)

Total gross expenses	1.11	%(b)	1.12%	1.17%		1.49	%(b)	1.24%

Total net expenses(c)	1.11	%(b)(d)	1.12%	1.17	%(d)	1.27	%(b)(d)	1.24	%(d)

Net investment income	1.18%		1.92%	1.34%		0.34%		1.72%

Supplemental data

Net assets, end of period (in thousands)	$57,916		$115,755	$107,086		$60,380		$70

Portfolio turnover	63%		64%	73%		126%		121%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015	25

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as

26	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The

Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.78% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Annual Report 2015	27

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $1,992.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition,

the Transfer Agent also receives sub-transfer agency fees

based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class K	0.05
Class R4	0.17
Class R5	0.05
Class W	0.18
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate

28	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $242,000 and $251,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $383,204 for Class A, $446 for Class B and $10,815 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective March 1, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.50%	1.49%
Class B	2.25	2.24
Class C	2.25	2.24
Class I	1.11	1.09
Class K	1.41	1.39
Class R4	1.25	1.24
Class R5	1.16	1.14
Class W	1.50	1.49
Class Z	1.25	1.24

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, PFIC holdings and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,385
Accumulated net realized gain	(1,385)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015 ($)	Year Ended October 31, 2014 ($)
Ordinary income	11,019,719	4,806,007
Long-term capital gains	16,853,923	18,987,325
Total	27,873,642	23,793,332

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2015	29

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	7,022,026
Undistributed long-term capital gains	16,201,084
Net unrealized appreciation	23,984,344

At October 31, 2015, the cost of investments for federal income tax purposes was $542,230,452 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$45,829,841
Unrealized depreciation	(21,845,497)
Net unrealized appreciation	23,984,344

For the year ended October 31, 2015, $4,368,227 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $345,829,538 and $362,541,079, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

For the year ended October 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $9,550,000 at a weighted average interest rate of 1.18%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 86.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

30	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’

debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial

Annual Report 2015	31

COLUMBIA EUROPEAN EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia European Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

Annual Report 2015	33

COLUMBIA EUROPEAN EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Capital Gain Dividend	$17,262,773
Foreign Taxes Paid	$1,158,786
Foreign Taxes Paid Per Share	$0.01
Foreign Source Income	$15,292,575
Foreign Source Income Per Share	$0.19

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

34	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015	35

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011, Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

36	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee) since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2015	37

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

38	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005- April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since

October 2014; Vice President & Resolution Officer, Ameriprise

Trust Company since August 2009; President, RiverSource Service

Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since

August 2011 (previously, Counsel from May 2010 to August

2011); Assistant General Counsel, Bank of America, 2005-April

2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	39

COLUMBIA EUROPEAN EQUITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia European Equity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, detailed information regarding the process employed by Columbia Management for selecting and overseeing affiliated and unaffiliated subadvisers. The Board took into account the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

40	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to provide quality services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.

Annual Report 2015	41

COLUMBIA EUROPEAN EQUITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND SUBADVISORY AGREEMENTS (continued)

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

42	Annual Report 2015

COLUMBIA EUROPEAN EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN147_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA GLOBAL BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL BOND FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Global Bond Fund (the Fund) Class A shares returned -6.41% excluding sales charges for the 12-month period that ended October 31, 2015.

■	The Fund underperformed its benchmark, the Barclays Global Aggregate Index, which returned -3.07% for the same time period.

■	Currency, interest rate and sector allocation decisions detracted from the Fund’s relative results during the period, while issue selection contributed positively, albeit modestly.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/89
Excluding sales charges		-6.41	-0.78	2.92
Including sales charges		-10.79	-1.74	2.42
Class B	03/20/95
Excluding sales charges		-7.04	-1.51	2.16
Including sales charges		-11.58	-1.84	2.16
Class C	06/26/00
Excluding sales charges		-7.14	-1.53	2.14
Including sales charges		-8.04	-1.53	2.14
Class I	03/04/04	-6.13	-0.38	3.34
Class K	03/20/95	-6.25	-0.65	3.12
Class R*	03/15/10	-6.70	-1.06	2.61
Class W*	12/01/06	-6.40	-0.79	2.91
Class Y*	11/08/12	-5.99	-0.52	3.06
Class Z*	09/27/10	-6.15	-0.54	3.06
Barclays Global Aggregate Index		-3.07	0.61	3.89

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA GLOBAL BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2015, the Fund’s Class A shares returned -6.41% excluding sales charges. The Fund underperformed its benchmark, the Barclays Global Aggregate Index, which returned -3.07% for the same time period. Currency, interest rate and sector allocation decisions detracted from the Fund’s relative results during the period, while issue selection contributed positively, albeit modestly.

Currency Weakness Weighed on Global Bond Markets

On an absolute basis, the Fund was hurt by global bond markets’ lackluster results, as foreign currencies fell victim to a broad appreciation of the U.S. dollar. The U.S. dollar rose 11.5% on a trade-weighted basis during the period. As the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa. The Fund had approximately 18% of its net assets exposed to foreign currencies at the end of the period, significantly reduced from approximately 37% one year prior.

Relative to the benchmark, our active currency, interest rate and sector allocation decisions overall detracted from performance. From a currency perspective, the Fund benefited from underweight positions in the euro, Japanese yen, Australian dollar and New Zealand dollar. However, such positive contributors were more than offset by overweight positions in the Mexican peso and Norwegian krone, which detracted from performance. Among our interest rate positioning, or duration management, decisions, positioning in the U.S., Mexico and New Zealand government bond markets added value. Conversely, duration positions in the government bond markets of Germany, Hungary and Turkey detracted from performance. Within sectors, the Fund benefited from an overweight position in European peripheral bonds. In particular, overweight positions in Italian and Portuguese bonds supported relative results. However more than offsetting these positive contributors was exposure to investment-grade corporate bonds and emerging market debt, which hurt performance. Issue selection among high-yield corporate bonds proved effective during the period, contributing positively to the Fund’s relative results.

Evolving Policy Outlook Drove Portfolio Changes

We made a number of changes to portfolio positioning reflecting our current expectations for policy changes and market returns. For example, we maintained the Fund’s overweight to the U.S. dollar, as it seems likely to us that the Federal Reserve (the Fed) will increase U.S. interest rates later this year, while the European Central Bank (ECB) is likely, in our view, to reduce short-term deposit rates further into negative territory. That said, some currencies of commodity-producing countries looked more attractive to us following steep declines, and thus we added exposure selectively during the period. We also added interest rate risk (duration) exposure to countries that we expect to keep interest rates lower for longer than the market was then pricing. In particular, we think Australia, the U.K. and some eastern European economies offered attractive relative value. From a sector allocation perspective, we believed investment-grade corporate bonds looked attractive, and so we increased exposure to long-dated issues with what we consider to be attractive risk premiums. We reduced the Fund’s exposure to emerging market debt, which we currently believe is likely to remain under pressure from declining currencies and slowing economic growth.

Portfolio Management

Jim Cielinski

Matthew Cobon

Gene Tannuzzo, CFA

Quality Breakdown (%) (at October 31, 2015)
AAA rating	9.5
AA rating	0.9
A rating	7.2
BBB rating	28.7
BB rating	9.5
B rating	6.8
CCC rating	1.4
Not rated	36.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Annual Report 2015	5

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2015)
Argentina	0.2
Australia	0.4
Bermuda	0.8
Brazil	0.6
Canada	0.8
Cayman Islands	1.1
Chile	0.3
Colombia	2.9
Dominican Republic	0.9
El Salvador	0.1
France	0.1
Georgia	0.4
Ghana	0.4
Guatemala	0.5
Hungary	0.8
Indonesia	2.6
Ireland	0.2
Italy	0.6
Kazakhstan	0.3
Luxembourg	0.1
Mexico	12.4
Netherlands	0.1
New Zealand	5.8
Panama	0.2
Paraguay	0.2
Peru	1.1
Philippines	0.2
Portugal	1.1
Romania	5.4
Russian Federation	1.4
Serbia	0.2
Spain	2.9
Supra-National	2.2
Trinidad and Tobago	0.5
Turkey	1.1
Ukraine	0.2
United Kingdom	0.8
United States(a)	49.9
Virgin Islands	0.0	(b)
Zambia	0.2
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

(b)	Rounds to zero.

Derivative Positions

The Fund utilized currency forwards and interest rate futures as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return. The overall impact of derivatives usage on the Fund’s performance during the period was negative.

Looking Ahead

Early in the period, investors were generally expecting financial conditions to tighten, driven by the Fed raising short-term interest rates. Indeed, financial conditions did tighten during the period, but the source was not the Fed. Rather, wider credit spreads (yield differentials to government bonds) raised the cost of borrowing, as volatility in commodities and equities added to risk aversion. Meanwhile, the impact of lower commodity prices and weaker currencies had significant effects on economies around the world. In emerging markets, for instance, we saw demand weakness and fiscal reform as a key engine of growth, i.e. commodity production, wane. On the corporate side, such conditions have led to declines in capital expenditures and increased default risk in the energy, metals and mining industries. Conversely, investors may be underappreciating the positive impact that cheaper imports and lower goods prices may have on many of the world’s large service-oriented economies.

We currently believe that this divergence between the world’s service economies and resource economies is likely to remain a focus over the next year or so, but, in our view, has also begun to create investment opportunities. In particular, long-term investment-grade corporate bonds were trading, at the end of the period, at spread (yield differential) levels historically consistent with recessions. In our view, this provides significant investor protection should the economic backdrop worsen. In addition, high-yield corporate bonds in the non-resource industries had repriced toward the end of the period to cheaper-than-average levels. The recent global uncertainty may be sufficient to keep the Fed on the sidelines for the near term, but we believe it has also created opportunities to add income to the Fund’s portfolio at more attractive levels.

We continue to monitor the global bond market for changing conditions and, when we believe necessary, to adjust the Fund’s duration, country, sector, yield curve and currency positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

6	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	7

COLUMBIA GLOBAL BOND FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	942.30	1,019.65	5.26	5.47	1.08
Class B	1,000.00	1,000.00	937.80	1,015.89	8.89	9.25	1.83
Class C	1,000.00	1,000.00	937.00	1,015.89	8.89	9.25	1.83
Class I	1,000.00	1,000.00	943.70	1,021.71	3.26	3.40	0.67
Class K	1,000.00	1,000.00	942.40	1,020.21	4.72	4.91	0.97
Class R	1,000.00	1,000.00	938.90	1,018.40	6.46	6.73	1.33
Class W	1,000.00	1,000.00	942.30	1,019.65	5.26	5.47	1.08
Class Y	1,000.00	1,000.00	943.70	1,021.71	3.26	3.40	0.67
Class Z	1,000.00	1,000.00	942.40	1,020.91	4.04	4.20	0.83

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

8	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(d) 34.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

AUSTRALIA 0.4%
Woodside Finance Ltd.(a)
03/05/25	3.650%	425,000	386,718

CANADA 0.8%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	39,000	39,585
04/01/22	6.000%	19,000	19,879

Bombardier, Inc.(a)
03/15/25	7.500%	29,000	22,547

Cogeco Cable, Inc.(a)
05/01/20	4.875%	22,000	22,330

Concordia Healthcare Corp.(a)
04/15/23	7.000%	15,000	13,050

MDC Partners, Inc.(a)
04/01/20	6.750%	54,000	54,945

NOVA Chemicals Corp.(a)
05/01/25	5.000%	19,000	19,000

Thomson Reuters Corp.
05/23/43	4.500%	255,000	230,049

TransCanada PipeLines Ltd.
10/16/23	3.750%	110,000	110,048

Valeant Pharmaceuticals International, Inc.(a)
07/15/21	7.500%	20,000	18,250
12/01/21	5.625%	7,000	6,073
07/15/22	7.250%	19,000	16,910
03/01/23	5.500%	14,000	11,760
05/15/23	5.875%	71,000	59,773
04/15/25	6.125%	52,000	43,745

Videotron Ltd.(a)
06/15/24	5.375%	39,000	40,072

Total			728,016

CHILE 0.3%
Empresa Nacional de Telecomunicaciones SA(a)
08/01/26	4.750%	300,000	291,767

FRANCE 0.1%
Numericable-SFR(a)
05/15/22	6.000%	50,000	50,125

IRELAND 0.2%
AerCap Ireland Capital Ltd./Global Aviation Trust
10/30/20	4.625%	24,000	24,870
05/15/21	4.500%	89,000	91,447

Allegion PLC
09/15/23	5.875%	10,000	10,475

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	16,000	16,400

Grifols Worldwide Operations Ltd.
04/01/22	5.250%	22,000	22,770

Total			165,962

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

ITALY 0.1%
Telecom Italia SpA(a)
05/30/24	5.303%		22,000	22,110

Wind Acquisition Finance SA(a)
04/30/20	6.500%		25,000	26,375
07/15/20	4.750%		23,000	23,403

Total				71,888

LUXEMBOURG 0.1%
ArcelorMittal(b)
02/25/22	7.000%		4,000	3,790

INEOS Group Holdings SA(a)
08/15/18	6.125%		3,000	3,023
02/15/19	5.875%		34,000	34,000

Intelsat Jackson Holdings SA
10/15/20	7.250%		83,000	75,737

Total				116,550

MEXICO 0.6%
Cemex SAB de CV
01/15/21	7.250%		300,000	307,500

Grupo Bimbo SAB de CV(a)
06/27/44	4.875%		285,000	255,298

Total				562,798

NETHERLANDS 0.1%
LYB International Finance BV
03/15/44	4.875%		40,000	38,443

NXP BV/Funding LLC(a)
06/15/22	4.625%		20,000	20,400

Schaeffler Finance BV(a)
05/15/21	4.750%		9,000	9,157

Schaeffler Holding Finance BV PIK(a)
08/15/18	6.875%		24,000	24,900

Sensata Technologies BV(a)
10/01/25	5.000%		20,000	19,525

Total				112,425

RUSSIAN FEDERATION 0.3%
Sibur Securities Ltd.(a)
01/31/18	3.914%		300,000	290,754

SUPRA-NATIONAL 2.1%
European Investment Bank
01/14/21	3.500%	SEK	15,000,000	2,010,640

UKRAINE 0.2%
MHP SA(a)
04/02/20	8.250%		250,000	216,250

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

UNITED KINGDOM 0.8%
Royal Bank of Scotland Group PLC Subordinated
05/28/24	5.125%	44,000	45,113

Sky PLC(a)
11/26/22	3.125%	670,000	655,277

Virgin Media Finance PLC(a)
01/15/25	5.750%	47,000	46,178

Virgin Media Secured Finance PLC(a)
01/15/26	5.250%	14,000	14,000

Total			760,568

UNITED STATES 28.6%
ADT Corp. (The)
03/15/20	5.250%	6,000	6,360
07/15/22	3.500%	28,000	26,250

AES Corp. (The)
07/01/21	7.375%	56,000	59,640

AMC Entertainment, Inc.
02/15/22	5.875%	16,000	16,560
06/15/25	5.750%	8,000	8,060

AMC Networks, Inc.
07/15/21	7.750%	18,000	19,305
12/15/22	4.750%	39,000	39,146

APX Group, Inc.
12/01/19	6.375%	61,000	59,322

AT&T, Inc.
06/15/45	4.350%	770,000	666,722

Acadia Healthcare Co., Inc.
07/01/22	5.125%	15,000	14,813
02/15/23	5.625%	4,000	4,005

Activision Blizzard, Inc.(a)
09/15/21	5.625%	70,000	74,039

Air Medical Merger Sub Corp.(a)
05/15/23	6.375%	9,000	8,190

Aircastle Ltd.
03/15/21	5.125%	24,000	25,320
02/15/22	5.500%	5,000	5,288

Alere, Inc.(a)
07/01/23	6.375%	19,000	19,760

Allegion US Holding Co., Inc.
10/01/21	5.750%	27,000	28,350

Alliance Data Systems Corp.(a)
12/01/17	5.250%	25,000	25,750
04/01/20	6.375%	34,000	35,105
08/01/22	5.375%	31,000	31,465

Alliant Holdings I LP(a)
08/01/23	8.250%	4,000	3,975

Ally Financial, Inc.
02/13/22	4.125%	43,000	43,511
05/19/22	4.625%	52,000	54,080
09/30/24	5.125%	12,000	12,644
03/30/25	4.625%	22,000	22,165

Altice US Finance I Corp.(a)
07/15/23	5.375%	17,000	17,204

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Altice US Finance II Corp.(a)
07/15/25	7.750%	13,000	12,513

American Axle & Manufacturing, Inc.
02/15/19	5.125%	12,000	12,180
11/15/19	7.750%	8,000	8,840
03/15/21	6.250%	23,000	24,092

American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	44,000	45,265

Amsted Industries, Inc.(a)
03/15/22	5.000%	15,000	15,150
09/15/24	5.375%	31,000	30,612

Amsurg Corp.
11/30/20	5.625%	15,000	15,263
07/15/22	5.625%	10,000	9,825

Ancestry.com, Inc. Junior Subordinated
12/15/20	11.000%	25,000	27,312

Angus Chemical Co.(a)
02/15/23	8.750%	24,000	23,700

Antero Resources Corp.
12/01/22	5.125%	33,000	29,617

Antero Resources Corp.(a)
06/01/23	5.625%	47,000	43,240

ArcelorMittal(b)
03/01/21	6.250%	31,000	29,276

Asbury Automotive Group, Inc.
12/15/24	6.000%	14,000	14,805

Asbury Automotive Group, Inc.(a)
12/15/24	6.000%	9,000	9,518

Audatex North America, Inc.(a)
11/01/23	6.125%	60,000	60,375

Aviation Capital Group Corp.(a)
04/06/21	6.750%	2,000	2,265

Avis Budget Car Rental LLC/Finance, Inc.
04/01/23	5.500%	28,000	29,015

Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/25	5.250%	28,000	27,895

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	19,000	20,211

B&G Foods, Inc.
06/01/21	4.625%	15,000	14,944

Beacon Roofing Supply, Inc.(a)
10/01/23	6.375%	9,000	9,473

Berkshire Hathaway Energy Co.
02/01/45	4.500%	70,000	70,033

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	500,000	497,128

Berry Plastics Corp.
05/15/22	5.500%	10,000	10,300
07/15/23	5.125%	42,000	41,580

Berry Plastics Corp.(a)
10/15/22	6.000%	10,000	10,475

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Blue Racer Midstream LLC/Finance Corp.(a)
11/15/22	6.125%	39,000	36,465

Boyd Gaming Corp.
05/15/23	6.875%	16,000	16,960

Burlington Northern Santa Fe LLC
04/01/45	4.150%	65,000	61,124

CB Richard Ellis Services, Inc.
03/15/25	5.250%	47,000	47,812

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	20,000	20,650
01/31/22	6.625%	36,000	38,160
09/30/22	5.250%	1,000	1,013

CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	2,000	2,005
05/01/25	5.375%	10,000	9,900
05/01/27	5.875%	46,000	46,000

CHS/Community Health Systems, Inc.
08/01/21	5.125%	6,000	6,195
02/01/22	6.875%	47,000	47,352

CIT Group, Inc.
05/15/20	5.375%	75,000	80,906

CMS Energy Corp.
03/31/43	4.700%	335,000	340,502

CSC Holdings LLC
11/15/21	6.750%	30,000	29,100

CVS Health Corp.
07/20/45	5.125%	80,000	85,767

Cable One, Inc.(a)
06/15/22	5.750%	11,000	11,275

CalAtlantic Group, Inc.
12/15/21	6.250%	14,000	15,155
11/15/24	5.875%	8,000	8,400

Caleres, Inc.(a)
08/15/23	6.250%	7,000	7,070

Calpine Corp.(a)
01/15/22	6.000%	74,000	78,070

Capsugel SA PIK(a)
05/15/19	7.000%	5,000	5,038

Carrizo Oil & Gas, Inc.
04/15/23	6.250%	46,000	43,757

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	15,000	15,638
06/01/24	5.375%	7,000	7,158

Celanese U.S. Holdings LLC
06/15/21	5.875%	33,000	35,475

Centene Corp.
05/15/22	4.750%	27,000	26,865

CenterPoint Energy Houston Electric LLC
04/01/44	4.500%	150,000	157,584

CenturyLink, Inc.
03/15/22	5.800%	12,000	11,670
12/01/23	6.750%	51,000	50,612
04/01/25	5.625%	2,000	1,795

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Cequel Communications Holdings I LLC/Capital Corp.(a)
09/15/20	6.375%	34,000	34,042
12/15/21	5.125%	15,000	14,411

Chemours Co. LLC (The)(a)
05/15/23	6.625%	31,000	23,134
05/15/25	7.000%	32,000	23,840

Chesapeake Energy Corp.
08/15/20	6.625%	24,000	16,260

Cinemark USA, Inc.
12/15/22	5.125%	12,000	12,060

Clean Harbors, Inc.
08/01/20	5.250%	44,000	45,760

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	82,000	85,485

Columbia Pipeline Group, Inc.(a)
06/01/45	5.800%	285,000	269,894

Compass Minerals International, Inc.(a)
07/15/24	4.875%	30,000	29,325

ConAgra Foods, Inc.
09/15/22	3.250%	630,000	611,705

Concho Resources, Inc.
04/01/23	5.500%	73,000	73,365

Constellation Brands, Inc.
11/15/19	3.875%	7,000	7,280
05/01/21	3.750%	9,000	9,203
05/01/23	4.250%	15,000	15,356
11/15/24	4.750%	11,000	11,523

Continental Resources, Inc.
09/15/22	5.000%	139,000	124,926

ConvaTec Finance International SA Junior Subordinated PIK(a)
01/15/19	8.250%	17,000	16,958

Corrections Corp. of America
10/15/22	5.000%	10,000	10,125

Crestwood Midstream Partners LP/Finance Corp.
12/15/20	6.000%	3,000	2,655
03/01/22	6.125%	2,000	1,720

Crestwood Midstream Partners LP/Finance Corp.(a)
04/01/23	6.250%	17,000	14,450

Crown Castle International Corp.
01/15/23	5.250%	54,000	58,117

CrownRock LP/Finance, Inc.(a)
02/15/23	7.750%	24,000	24,720

CyrusOne LP/Finance Corp.
11/15/22	6.375%	37,000	38,202

D.R. Horton, Inc.
03/01/19	3.750%	19,000	19,523
02/15/20	4.000%	5,000	5,150

DISH DBS Corp.
06/01/21	6.750%	52,000	53,690
07/15/22	5.875%	27,000	26,460
03/15/23	5.000%	21,000	19,425
11/15/24	5.875%	11,000	10,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	51,000	53,550
05/01/25	5.000%	26,000	25,810

Diamond Foods, Inc.(a)
03/15/19	7.000%	21,000	21,971

Diamondback Energy, Inc.
10/01/21	7.625%	7,000	7,455

DigitalGlobe, Inc.(a)
02/01/21	5.250%	27,000	24,289

Dollar Tree, Inc.(a)
03/01/20	5.250%	6,000	6,255
03/01/23	5.750%	28,000	29,505

Dominion Resources, Inc.
09/15/42	4.050%	170,000	153,530

Duke Energy Corp.
08/15/22	3.050%	155,000	153,827

E*TRADE Financial Corp.
11/15/22	5.375%	25,000	26,730
09/15/23	4.625%	20,000	20,650

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	22,000	19,140
09/01/22	7.750%	6,000	4,620
06/15/23	6.375%	45,000	33,862

ERAC U.S.A. Finance LLC(a)
02/15/45	4.500%	503,000	467,651

Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	21,000	18,690

Emdeon, Inc.(a)
02/15/21	6.000%	15,000	14,719

Endo Finance LLC/Finco, Inc.(a)
02/01/25	6.000%	32,000	31,760

Energy Transfer Equity LP
01/15/24	5.875%	30,000	29,063
06/01/27	5.500%	75,000	66,762

Entegris, Inc.(a)
04/01/22	6.000%	21,000	21,630

Enterprise Products Operating LLC
02/15/45	5.100%	250,000	235,092

Equinix, Inc.
01/01/22	5.375%	32,000	33,430

ExamWorks Group, Inc.
04/15/23	5.625%	11,000	11,440

FCA US LLC/CG Co-Issuer, Inc.
06/15/21	8.250%	45,000	48,150

FTI Consulting, Inc.
11/15/22	6.000%	11,000	11,660

First Data Corp.
01/15/21	12.625%	11,000	12,609

First Data Corp.(a)
08/15/23	5.375%	29,000	29,507

First Data Corp.(a)(c)
12/01/23	7.000%	64,000	65,120

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Five Corners Funding Trust(a)
11/15/23	4.419%	295,000	310,642

Florida East Coast Holdings Corp.(a)
05/01/19	6.750%	16,000	16,116

Fresenius Medical Care U.S. Finance II, Inc.(a)
09/15/18	6.500%	9,000	9,878
07/31/19	5.625%	14,000	15,225
01/31/22	5.875%	11,000	11,990
10/15/24	4.750%	14,000	14,175

Frontier Communications Corp.
07/01/21	9.250%	8,000	8,130
04/15/22	8.750%	15,000	14,438
01/15/23	7.125%	18,000	16,065
01/15/25	6.875%	40,000	34,564

Frontier Communications Corp.(a)
09/15/20	8.875%	8,000	8,305
09/15/22	10.500%	16,000	16,600
09/15/25	11.000%	44,000	46,117

GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	17,000	17,510
11/01/23	5.375%	23,000	23,221

Gibraltar Industries, Inc.
02/01/21	6.250%	9,000	9,270

Graphic Packaging International, Inc.
04/15/21	4.750%	29,000	29,689

Group 1 Automotive, Inc.
06/01/22	5.000%	8,000	8,080

HCA Holdings, Inc. Junior Subordinated
02/15/21	6.250%	33,000	36,052

HCA, Inc.
05/01/23	5.875%	102,000	108,120
02/01/25	5.375%	41,000	42,076
04/15/25	5.250%	33,000	34,155

HD Supply, Inc.
07/15/20	7.500%	24,000	25,560

HD Supply, Inc.(a)
12/15/21	5.250%	18,000	18,900

HUB International Ltd.(a)
10/01/21	7.875%	53,000	52,867

HealthSouth Corp.(a)
11/01/24	5.750%	9,000	9,000
09/15/25	5.750%	5,000	4,978

Hilton Worldwide Finance LLC/Corp.
10/15/21	5.625%	51,000	53,380

Hologic, Inc.(a)
07/15/22	5.250%	19,000	19,831

Huntington Ingalls Industries, Inc.(a)
12/15/21	5.000%	11,000	11,440

Huntsman International LLC
11/15/20	4.875%	44,000	41,389

IHS, Inc.
11/01/22	5.000%	15,000	15,150

IMS Health, Inc.(a)
11/01/20	6.000%	33,000	34,155

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Indiana Michigan Power Co.
03/15/23	3.200%	1,070,000	1,063,735

Infor US, Inc.(a)
08/15/20	5.750%	6,000	6,120

International Game Technology PLC(a)
02/15/22	6.250%	56,000	54,600

International Lease Finance Corp.
12/15/20	8.250%	47,000	56,165

Interval Acquisition Corp.(a)
04/15/23	5.625%	20,000	20,500

JM Huber Corp.(a)
11/01/19	9.875%	80,000	83,950

Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	41,000	41,051

Jarden Corp.(a)
11/15/23	5.000%	9,000	9,248

Kinder Morgan Energy Partners LP
09/01/22	3.950%	815,000	758,582
02/15/23	3.450%	325,000	288,110

Kraft Heinz Co. (The)(a)
07/15/45	5.200%	190,000	201,433

L Brands, Inc.
04/01/21	6.625%	49,000	55,492

L-3 Communications Corp.
02/15/21	4.950%	435,000	456,100

LTF Merger Sub, Inc.(a)
06/15/23	8.500%	20,000	19,950

Lamar Media Corp.
02/01/22	5.875%	18,000	19,080
01/15/24	5.375%	15,000	15,563

Laredo Petroleum, Inc.
01/15/22	5.625%	23,000	21,620
05/01/22	7.375%	67,000	66,162
03/15/23	6.250%	24,000	23,040

Level 3 Communications, Inc.
12/01/22	5.750%	21,000	21,525

Level 3 Financing, Inc.
01/15/21	6.125%	13,000	13,699
08/15/22	5.375%	45,000	45,787
02/01/23	5.625%	19,000	19,523

Level 3 Financing, Inc.(a)
05/01/25	5.375%	28,000	28,070

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	355,000	382,590
06/15/23	4.250%	500,000	512,459

LifePoint Health, Inc.
12/01/21	5.500%	34,000	34,510

Loews Corp.
05/15/23	2.625%	280,000	267,695

MGM Resorts International
10/01/20	6.750%	12,000	12,780
12/15/21	6.625%	50,000	53,375
03/15/23	6.000%	7,000	7,105

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MSCI, Inc.(a)
11/15/24	5.250%	29,000	30,522
08/15/25	5.750%	23,000	24,253

Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	21,000	19,819
04/15/25	5.500%	9,000	8,187

MarkWest Energy Partners LP/Finance Corp.
02/15/23	5.500%	39,000	38,415
07/15/23	4.500%	3,000	2,813
12/01/24	4.875%	78,000	73,612
06/01/25	4.875%	73,000	68,255

Masco Corp.
04/01/25	4.450%	26,000	26,065

Meritage Homes Corp.
03/01/18	4.500%	12,000	12,150
04/15/20	7.150%	3,000	3,270
04/01/22	7.000%	36,000	39,420
06/01/25	6.000%	12,000	12,300

Molson Coors Brewing Co.
05/01/42	5.000%	285,000	250,425

NCR Corp.
12/15/21	5.875%	6,000	6,060
12/15/23	6.375%	10,000	10,300

NRG Energy, Inc.
07/15/22	6.250%	35,000	32,200

NRG Yield Operating LLC
08/15/24	5.375%	49,000	44,835

National Financial Partners Corp.(a)
07/15/21	9.000%	8,000	7,840

Navient Corp.
01/15/19	5.500%	7,000	6,956
10/26/20	5.000%	13,000	12,171
01/25/22	7.250%	20,000	19,700
03/25/24	6.125%	24,000	21,660
10/25/24	5.875%	35,000	31,237

Neptune Finco Corp.(a)
10/15/25	6.625%	39,000	41,194
10/15/25	10.875%	38,000	40,565

Netflix, Inc.(a)
02/15/22	5.500%	26,000	27,430
02/15/25	5.875%	61,000	64,507

Newfield Exploration Co.
01/01/26	5.375%	15,000	14,250

Nielsen Finance LLC/Co.
10/01/20	4.500%	21,000	21,597

Nortek, Inc.
04/15/21	8.500%	32,000	33,920

Northwest Pipeline LLC
04/15/17	5.950%	460,000	487,266

Oasis Petroleum, Inc.
03/15/22	6.875%	12,000	10,230
01/15/23	6.875%	45,000	38,925

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

OneMain Financial Holdings, Inc.(a)
12/15/19	6.750%	28,000	29,680
12/15/21	7.250%	2,000	2,090

Oracle Corp.
05/15/45	4.125%	285,000	267,816

Outfront Media Capital LLC/Corp.
02/15/22	5.250%	4,000	4,095
02/15/24	5.625%	15,000	15,488
03/15/25	5.875%	37,000	38,295

Owens-Brockway Glass Container, Inc.(a)
08/15/23	5.875%	14,000	14,858

PPL Capital Funding, Inc.
06/01/23	3.400%	885,000	885,368

PQ Corp.(a)
11/01/18	8.750%	101,000	101,757

Pacific Gas & Electric Co.
02/15/44	4.750%	229,000	242,253

Parsley Energy LLC/Finance Corp.(a)
02/15/22	7.500%	56,000	56,420

Penn National Gaming, Inc.
11/01/21	5.875%	11,000	11,220

Penske Automotive Group, Inc.
10/01/22	5.750%	22,000	22,715
12/01/24	5.375%	21,000	21,315

PetSmart, Inc.(a)
03/15/23	7.125%	24,000	25,260

Pinnacle Entertainment, Inc.
08/01/21	6.375%	19,000	20,235

Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	225,000	205,918
02/15/45	4.900%	460,000	408,630

Plastipak Holdings, Inc.(a)
10/01/21	6.500%	25,000	24,750

Post Holdings, Inc.
02/15/22	7.375%	4,000	4,214

Post Holdings, Inc.(a)
12/15/22	6.000%	8,000	8,040
03/15/24	7.750%	27,000	28,755

Progress Energy, Inc.
04/01/22	3.150%	1,325,000	1,319,965

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	49,000	47,040

Qualitytech LP/Finance Corp.
08/01/22	5.875%	15,000	15,413

Quicken Loans, Inc.(a)
05/01/25	5.750%	24,000	23,820

Quintiles Transnational Corp.(a)
05/15/23	4.875%	22,000	22,619

RHP Hotel Properties LP/Finance Corp.
04/15/23	5.000%	6,000	6,195

RSI Home Products, Inc.(a)
03/15/23	6.500%	15,000	15,506

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

RSP Permian, Inc.
10/01/22	6.625%	10,000	9,900

RSP Permian, Inc.(a)
10/01/22	6.625%	15,000	14,813

Range Resources Corp.
03/15/23	5.000%	21,000	18,638

Reynolds Group Issuer, Inc./LLC
08/15/19	7.875%	83,000	86,009

Rite Aid Corp.(a)
04/01/23	6.125%	57,000	61,417

Riverbed Technology, Inc.(a)
03/01/23	8.875%	32,000	29,760

Rose Rock Midstream LP/Finance Corp.(a)
11/15/23	5.625%	16,000	13,600

SBA Communications Corp
07/15/22	4.875%	31,000	31,696

SBA Telecommunications, Inc.
07/15/20	5.750%	25,000	26,094

SM Energy Co.
11/15/22	6.125%	19,000	18,430
01/15/24	5.000%	2,000	1,795
06/01/25	5.625%	8,000	7,280

Sabine Pass Liquefaction LLC(a)
03/01/25	5.625%	41,000	39,309

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	26,000	26,910

Scientific Games International, Inc.
12/01/22	10.000%	25,000	22,125

Scientific Games International, Inc.(a)
01/01/22	7.000%	72,000	72,360

Scotts Miracle-Gro Co. (The)(a)
10/15/23	6.000%	23,000	24,207

Scripps Networks Interactive, Inc.
06/15/25	3.950%	755,000	722,563

Sempra Energy
12/01/23	4.050%	180,000	188,316

Serta Simmons Bedding LLC(a)
10/01/20	8.125%	19,000	20,069

Service Corp. International
01/15/22	5.375%	19,000	20,045

Sirius XM Radio, Inc.(a)
04/15/25	5.375%	25,000	25,562

Southern Natural Gas Co. LLC(a)
04/01/17	5.900%	2,131,000	2,212,939

Spectrum Brands, Inc.
11/15/20	6.375%	45,000	48,037
11/15/22	6.625%	32,000	34,960

Spectrum Brands, Inc.(a)
07/15/25	5.750%	23,000	24,524

Springleaf Finance Corp.
12/15/17	6.900%	60,000	63,450
06/01/20	6.000%	4,000	4,050

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Springs Industries, Inc.
06/01/21	6.250%	44,000	43,780

Sprint Communications, Inc.(a)
11/15/18	9.000%	37,000	40,700
03/01/20	7.000%	42,000	44,100

Sprint Corp.
06/15/24	7.125%	34,000	29,856
02/15/25	7.625%	32,000	28,400

Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	25,000	25,156

Surgical Care Affiliates, Inc.(a)
04/01/23	6.000%	12,000	12,060

Synovus Financial Corp.
02/15/19	7.875%	54,000	60,480

T-Mobile USA, Inc.
04/28/20	6.542%	9,000	9,225
04/28/21	6.633%	26,000	26,910
01/15/22	6.125%	11,000	11,193
04/28/22	6.731%	10,000	10,325
03/01/23	6.000%	25,000	24,922
04/01/23	6.625%	4,000	4,086
04/28/23	6.836%	9,000	9,293
01/15/24	6.500%	20,000	20,300
03/01/25	6.375%	19,000	19,048

TEGNA, Inc.
10/15/23	6.375%	4,000	4,320

TEGNA, Inc.(a)
09/15/21	4.875%	10,000	9,900

Talen Energy Supply LLC(a)
06/01/25	6.500%	25,000	22,188

Targa Resources Partners LP/Finance Corp.
11/15/19	4.125%	13,000	12,090
05/01/23	5.250%	2,000	1,860
11/15/23	4.250%	35,000	30,625

Targa Resources Partners LP/Finance Corp.(a)
01/15/18	5.000%	36,000	35,460
03/15/24	6.750%	22,000	21,643

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/23	5.875%	22,000	22,165

Teleflex, Inc.
06/15/24	5.250%	2,000	2,045

Tempur Sealy International, Inc.
12/15/20	6.875%	9,000	9,630

Tempur Sealy International, Inc.(a)
10/15/23	5.625%	15,000	15,713

Tenet Healthcare Corp.
03/01/19	5.500%	55,000	54,175
06/01/20	4.750%	31,000	31,465
10/01/20	6.000%	37,000	39,960
06/15/23	6.750%	46,000	45,655

TerraForm Power Operating LLC(a)
02/01/23	5.875%	30,000	27,675
06/15/25	6.125%	5,000	4,500

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Tesoro Logistics LP/Finance Corp.(a)
10/15/19	5.500%	7,000	7,245
10/15/22	6.250%	22,000	22,880

Time Warner Cable, Inc.
09/15/42	4.500%	162,000	131,215

Toll Brothers Finance Corp.
11/15/25	4.875%	12,000	11,985

TransDigm, Inc.
10/15/20	5.500%	31,000	31,077

TransDigm, Inc.(a)
05/15/25	6.500%	21,000	21,341

Transcontinental Gas Pipe Line Co. LLC
04/15/16	6.400%	2,255,000	2,306,919

USG Corp.(a)
11/01/21	5.875%	9,000	9,540

United Rentals North America, Inc.
04/15/22	7.625%	21,000	22,787
06/15/23	6.125%	4,000	4,174

Universal Health Services, Inc.(a)
08/01/22	4.750%	39,000	39,829

Univision Communications, Inc.(a)
05/15/23	5.125%	38,000	37,620
02/15/25	5.125%	62,000	60,915

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	35,000	31,500

VeriSign, Inc.
05/01/23	4.625%	14,000	14,025
04/01/25	5.250%	24,000	24,480

Verizon Communications, Inc.
11/01/42	3.850%	800,000	670,732
03/15/55	4.672%	25,000	21,969

WR Grace & Co.(a)
10/01/21	5.125%	14,000	14,560

WhiteWave Foods Co. (The)
10/01/22	5.375%	26,000	27,885

Whiting Petroleum Corp.
03/15/21	5.750%	41,000	38,079
04/01/23	6.250%	18,000	16,740

Windstream Services LLC
10/15/20	7.750%	6,000	5,400

Yum! Brands, Inc.
11/01/23	3.875%	270,000	243,917

ZF North America Capital, Inc.(a)
04/29/25	4.750%	55,000	53,969

Zayo Group LLC/Capital, Inc.(a)
04/01/23	6.000%	74,000	75,443
05/15/25	6.375%	13,000	13,163

Zebra Technologies Corp.
10/15/22	7.250%	33,000	36,011

iHeartCommunications, Inc.
09/15/22	9.000%	51,000	41,692
03/15/23	10.625%	25,000	21,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

iStar, Inc.
07/01/19	5.000%	53,000	51,874

Total			27,243,660

VIRGIN ISLANDS —%
Platform Specialty Products Corp.(a)
02/01/22	6.500%	26,000	22,100

Total Corporate Bonds & Notes
(Cost: $33,392,620)			33,030,221

Residential Mortgage-Backed Securities —Agency 0.5%
UNITED STATES 0.5%
Federal Home Loan Mortgage Corp.
09/01/2017-08/01/2033	6.500%	105,835	119,217

Federal National Mortgage Association
04/01/17	6.500%	21,338	21,726
05/01/32-11/01/32	7.500%	199,395	234,444
04/01/33	6.000%	124,273	142,150

Total			517,537

Total Residential Mortgage-Backed Securities — Agency
(Cost: $466,524)			517,537

Residential Mortgage-Backed Securities — Non-Agency 0.6%
UNITED STATES 0.6%
Citigroup Mortgage Loan Trust, Inc. CMO Series 2013-2 Class 1A3(a)(b)
11/25/37	2.777%	597,333	590,259

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $607,058)			590,259

Commercial Mortgage-Backed Securities —Agency 2.7%
UNITED STATES 2.7%
Government National Mortgage Association
Series 2013-13 Class AC
04/16/46	1.700%	567,536	545,161
Series 2013-33 Class AC
05/16/46	1.744%	2,110,317	2,068,876

Total			2,614,037

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $2,658,807)			2,614,037

Commercial Mortgage-Backed Securities — Non-Agency 3.5%
UNITED STATES 3.5%
American Homes 4 Rent Series 2015-SFR1 Class A(a)
04/17/52	3.467%	991,025	979,090

Commercial Mortgage-Backed Securities — Non-Agency 3.5% (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class A(a)(b)
10/26/44	2.444%	700,000	688,420

JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM
05/15/47	5.372%	550,000	562,555

ORES NPL LLC(a)
Series 2013-LV2 Class A
09/25/25	3.081%	593,944	593,351
Series 2014-LV3 Class A
03/27/24	3.000%	274,146	273,791
VFC LLC Series 2015-3 Class A(a)
12/20/31	2.750%	247,913	247,680

Total			3,344,887

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $3,364,116)			3,344,887

Asset-Backed Securities — Non-Agency 5.6%
BERMUDA 0.8%
Cronos Containers Program I Ltd. Series 2013-1A Class A(a)
04/18/28	3.080%	750,000	753,386

CAYMAN ISLANDS 1.0%
Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(a)(b)
11/14/26	1.629%	975,000	973,690

UNITED STATES 3.8%
CLI Funding V LLC Series 2013-1A(a)
03/18/28	2.830%	445,000	436,924

Centre Point Funding LLC Series 2012-2A Class 1(a)
08/20/21	2.610%	407,242	407,155

Exeter Automobile Receivables Trust Series 2015-1A Class A(a)
06/17/19	1.600%	387,598	387,324

New York Mortgage Trust Residential LLC(a)(b)
Series 2013-RP1A Class A
07/25/18	4.250%	151,141	152,333
Series 2013-RP2A Class A
09/25/18	4.600%	157,426	158,379

Oak Hill Advisors Residential Loan Trust Series 2015-NPL1 Class A1(a)(b)
01/25/55	3.475%	149,163	148,949

SBA Tower Trust(a)
04/16/18	2.240%	900,000	899,519

SpringCastle America Funding LLC Series 2014-AA Class A(a)
05/25/23	2.700%	290,607	291,247

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

TAL Advantage V LLC Series 2013-1A Class A(a)
02/22/38	2.830%		385,000	386,228

Westgate Resorts LLC Series 2013-1A Class B(a)
08/20/25	3.750%		351,811	354,987

Total				3,623,045

Total Asset-Backed Securities — Non-Agency
(Cost: $5,359,527)				5,350,121

Inflation-Indexed Bonds(d) 5.0%
ITALY 0.5%
Italy Buoni Poliennali Del Tesoro
09/15/41	2.550%	EUR	357,687	498,751

MEXICO 1.8%
Mexican Udibonos
11/15/40	4.000%	MXN	26,642,710	1,716,022

UNITED STATES 2.7%
U.S. Treasury Inflation-Indexed Bond
02/15/45	0.750%		2,812,000	2,524,204

Total Inflation-Indexed Bonds
(Cost: $4,953,654)				4,738,977

Foreign Government Obligations(d)(e) 38.1%
ARGENTINA 0.2%
Argentina Bonar Bonds
04/17/17	7.000%		194,000	192,739

BRAZIL 0.6%
Brazilian Government International Bond
01/07/41	5.625%		270,000	220,050

Petrobras Global Finance BV
01/27/21	5.375%		420,000	342,300

Total				562,350

COLOMBIA 2.7%
Colombia Government International Bond
06/28/27	9.850%	COP	2,200,000,000	884,329
01/18/41	6.125%		235,000	244,207

Corporación Andina de Fomento
06/15/22	4.375%		232,000	250,189

Empresas Publicas de Medellin ESP(a)
09/10/24	7.625%	COP	3,995,000,000	1,241,111

Total				2,619,836

DOMINICAN REPUBLIC 0.9%
Dominican Republic International Bond(a)
04/20/27	8.625%		700,000	826,000

Foreign Government Obligations(d)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

EL SALVADOR 0.1%
El Salvador Government International Bond(a)
01/18/27	6.375%		125,000	111,562

GEORGIA 0.3%
Georgian Railway JSC(a)
07/11/22	7.750%		300,000	316,875

GHANA 0.4%
Ghana Government International Bond(a)
01/18/26	8.125%		400,000	339,700

GUATEMALA 0.4%
Guatemala Government Bond(a)
06/06/22	5.750%		400,000	424,000

HUNGARY 0.8%
Hungary Government International Bond
03/25/24	5.375%		100,000	110,625
03/29/41	7.625%		450,000	613,638

Total				724,263

INDONESIA 2.5%
Indonesia Government International Bond(a)
10/12/35	8.500%		190,000	249,128
01/17/38	7.750%		140,000	172,830

Indonesia Treasury Bond
05/15/16	10.750%	IDR	3,620,000,000	267,993
07/15/22	10.250%	IDR	8,394,000,000	652,150
03/15/29	9.000%	IDR	4,920,000,000	356,749

PT Pertamina Persero
05/20/23	4.300%		700,000	661,321

Total				2,360,171

ITALY —%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	283	485

KAZAKHSTAN 0.3%
KazMunayGas National Co. JSC(a)
07/02/18	9.125%		250,000	275,625

MEXICO 9.6%
Mexican Bonos
12/05/24	10.000%	MXN	38,610,000	2,992,010
05/31/29	8.500%	MXN	5,200,000	375,406
11/23/34	7.750%	MXN	72,380,000	4,918,394

Mexico Government International Bond
09/27/34	6.750%		270,000	332,100

Petroleos Mexicanos
01/24/22	4.875%		500,000	509,900

Total				9,127,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Foreign Government Obligations(d)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

NEW ZEALAND 5.6%
New Zealand Government Bond
04/15/27	4.500%	NZD	7,130,000	5,366,805

PANAMA 0.1%
Ena Norte Trust(a)
04/25/23	4.950%		130,345	132,952

PARAGUAY 0.2%
Republic of Paraguay(a)
08/11/44	6.100%		150,000	152,250

PERU 1.0%
Corporacion Financiera de Desarrollo SA Subordinated(a)(b)
07/15/29	5.250%		300,000	300,375

Peruvian Government International Bond
08/12/26	8.200%	PEN	2,030,000	666,242

Total				966,617

PHILIPPINES 0.2%
Power Sector Assets & Liabilities Management Corp.(a)
05/27/19	7.250%		140,000	162,750

PORTUGAL 1.1%
Portugal Obrigacoes do Tesouro OT(a)
10/15/25	2.875%	EUR	923,000	1,044,547

ROMANIA 5.2%
Romania Government Bond
02/24/25	4.750%	RON	17,790,000	4,872,633

Romanian Government International Bond(a)
01/22/24	4.875%		100,000	108,875

Total				4,981,508

RUSSIAN FEDERATION 1.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.(a)
08/07/18	8.700%		100,000	110,528

Gazprom OAO Via Gaz Capital SA(a)
11/22/16	6.212%		100,000	103,750
03/07/22	6.510%		550,000	572,110
08/16/37	7.288%		230,000	230,621

Total				1,017,009

SERBIA 0.2%
Republic of Serbia(a)
12/03/18	5.875%		200,000	212,250

SPAIN 2.8%
Spain Government Bond(a)
01/31/22	5.850%	EUR	420,000	597,109
10/31/25	2.150%	EUR	1,335,000	1,530,551

Foreign Government Obligations(d)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

10/31/44	5.150%	EUR	346,000	557,630

Total				2,685,290

TRINIDAD AND TOBAGO 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/19	9.750%		450,000	481,500

TURKEY 1.1%
Export Credit Bank of Turkey(a)
09/23/21	5.000%		400,000	398,500

Turkey Government International Bond
03/17/36	6.875%		565,000	649,761

Total				1,048,261

ZAMBIA 0.2%
Zambia Government International Bond(a)
04/14/24	8.500%		200,000	168,702

Total Foreign Government Obligations
(Cost: $38,788,315)				36,301,857

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
CANADA —%
Concordia Healthcare Corp. Term Loan(b)(c)(f)
10/20/21	0.000%		24,000	23,020

UNITED STATES 0.1%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(b)(f)
08/21/20	5.750%		34,000	34,028

Riverbed Technology, Inc. Term Loan(b)(f)
04/25/22	6.000%		41,298	41,298

Total				75,326

Total Senior Loans
(Cost: $98,962)				98,346

Options Purchased Puts 0.1%
Issuer	Notional ($)/ Contracts	Exercise Price ($)	Expiration Date	Value ($)
Put — OTC 5-Year Interest Rate Swap(g)
	6,705,000	2.15	09/09/16	59,909

Total Options Purchased Puts
(Cost: $92,026)				59,909

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Money Market Funds 5.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.159%(h)(i)	5,344,451	5,344,451

Total Money Market Funds
(Cost: $5,344,451)		5,344,451

Total Investments
(Cost: $95,126,060)		91,990,602

Other Assets & Liabilities, Net		3,321,338

Net Assets		95,311,940

At October 31, 2015, cash totaling $2,331,925 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays	11/6/2015	4,329,000 EUR	4,907,441 USD	146,877	—

Barclays	11/6/2015	233,000 EUR	254,268 USD	—	(1,960)

Barclays	11/6/2015	1,758,000 NOK	206,810 USD	—	(83)

Barclays	11/6/2015	39,924,000 SEK	4,820,633 USD	147,328	—

Barclays	11/6/2015	12,873,000 SEK	1,502,311 USD	—	(4,539)

Barclays	11/6/2015	7,335,392 USD	6,450,000 EUR	—	(242,382)

Barclays	11/6/2015	199,427 USD	1,711,000 NOK	1,934	—

Barclays	11/6/2015	14,883,292 USD	122,047,000 NOK	—	(520,053)

BNP Paribas	11/6/2015	1,599,674,000 JPY	13,331,955 USD	75,006	—

BNP Paribas	11/6/2015	13,367,321 USD	1,599,674,000 JPY	—	(110,372)

BNP Paribas	11/27/2015	8,085,000 NZD	5,433,282 USD	—	(31,645)

Citi	11/6/2015	35,378,000 EUR	39,301,702 USD	396,821	—

Citi	11/6/2015	16,657,454 USD	14,908,000 EUR	—	(263,256)

Citi	11/27/2015	17,071,000,000 IDR	1,215,217 USD	—	(20,621)

Citi	11/27/2015	524,836 USD	731,000 AUD	—	(4,209)

Citi	11/27/2015	334,886 USD	2,200,000 DKK	—	(10,333)

Credit Suisse	11/6/2015	6,535,000 CAD	4,969,431 USD	—	(28,180)

Credit Suisse	11/6/2015	288,024,000 JPY	2,382,486 USD	—	(4,450)

Credit Suisse	11/6/2015	9,756,176 USD	12,769,000 CAD	8,857	—

Credit Suisse	11/6/2015	4,915,848 USD	6,344,000 CAD	—	(64,304)

Credit Suisse	11/27/2015	11,929,521 USD	10,536,500 EUR	—	(339,598)

Deutsche bank	11/27/2015	20,188,000 RON	5,136,184 USD	132,017	—

Goldman Sachs International	11/27/2015	163,402,957 MXN	9,785,370 USD	—	(89,241)

Goldman Sachs International	11/27/2015	15,958,000 SEK	1,919,371 USD	50,551	—

HSBC	11/27/2015	6,200,000,000 COP	2,076,704 USD	—	(57,293)

HSBC	11/27/2015	75,000,000 HUF	266,300 USD	1,019	—

HSBC	11/27/2015	272,833 USD	75,000,000 HUF	—	(7,552)

HSBC	11/27/2015	11,225,838 USD	1,345,291,000 JPY	—	(74,982)

HSBC	11/27/2015	150,952 USD	650,000 MYR	112	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Forward Foreign Currency Exchange Contracts Open at October 31, 2015 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

HSBC	11/27/2015	206,617 USD	2,800,000 ZAR	—	(5,125)

Morgan Stanley	11/27/2015	360,339 USD	1,365,000 PLN	—	(7,390)

Standard Chartered	11/6/2015	40,588,000 MXN	2,454,281 USD	—	(2,390)

Standard Chartered	11/6/2015	7,267,801 USD	119,712,000 MXN	—	(21,988)

Standard Chartered	11/27/2015	2,355,000 PEN	717,113 USD	2,522	—

Standard Chartered	11/27/2015	120,253 USD	115,000 CHF	—	(3,824)

Standard Chartered	11/27/2015	3,226,085 USD	2,087,000 GBP	—	(9,235)

Standard Chartered	11/27/2015	122,457 USD	1,000,000 NOK	—	(4,813)

Standard Chartered	11/27/2015	150,487 USD	210,000 SGD	—	(705)

State Street	11/6/2015	3,279,000 AUD	2,385,882 USD	47,992	—

State Street	11/6/2015	16,957,000 AUD	12,038,913 USD	—	(51,240)

State Street	11/6/2015	20,987,000 NZD	14,275,202 USD	67,048	—

State Street	11/6/2015	3,130,000 NZD	2,089,012 USD	—	(29,990)

State Street	11/6/2015	14,701,955 USD	20,236,000 AUD	—	(273,910)

State Street	11/27/2015	817,866 USD	1,070,000 CAD	302	—

Total				1,078,386	(2,285,663)

Futures Contracts Outstanding at October 31, 2015

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
90DAY EURO$ FUTR	194	USD	48,010,150	12/2016	—	(58,669)
AUST 10Y BOND FUT	42	AUD	3,874,408	12/2015	26,443	—
EURO BUXL 30Y BND	30	EUR	5,203,105	12/2015	—	(24,107)
Euro-BTP Future	35	EUR	5,347,489	12/2015	77,443	—
LONG GILT FUTURE	72	GBP	13,069,679	12/2015	—	(63,129)
US 10YR NOTE (CBT)	50	USD	6,384,375	12/2015	—	(100,077)
US 5YR NOTE (CBT)	41	USD	4,910,711	12/2015	—	(27,172)
US LONG BOND (CBT)	10	USD	1,564,375	12/2015	—	(30,014)

Total			88,364,292		103,886	(303,168)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
90DAY EURO$ FUTR	(194)	USD	(47,748,250)	12/2017	64,893	—
EURO-BUND FUTURE	(43)	EUR	(7,433,669)	12/2015	34,830	—
US 2YR NOTE (CBT)	(5)	USD	(1,093,281)	12/2015	2,024	—
US ULTRA BOND CBT	(16)	USD	(2,556,000)	12/2015	22,850	—

Total			(58,831,200)		124,597	—

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Credit Default Swap Contracts Outstanding at October 31, 2015

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 24 Version 1	12/20/2020	1.000	3,430,000	354,758	(398,389)	(3,811)	—	(47,442)

Barclays	Markit CDX Emerging Markets Index, Series 24 Version 1	12/20/2020	1.000	813,400	84,128	(98,114)	(903)	—	(14,889)

Goldman Sachs International	Republic of Colombia	12/20/2020	1.000	4,377,000	231,000	(261,187)	(4,863)	—	(35,050)

Goldman Sachs International	Republic of South Africa	12/20/2020	1.000	4,550,000	324,959	(297,786)	(5,055)	22,118	—

Goldman Sachs International	Republic of Turkey	12/20/2020	1.000	4,600,000	326,495	(402,929)	(5,111)	—	(81,545)

Total								22,118	(178,926)

Credit Default Swap Contracts Outstanding at October 31, 2015

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	Markit CDX North America High Yield Index, Series 25 Version 1	12/20/2020	5.000	4.270%	3,100,000	98,639	—	17,222	115,862	—

Morgan Stanley*	Markit CDX North America Investment Grade Index, Series 25 Version 1	12/20/2020	1.000	0.788%	31,360,000	88,053	—	34,844	122,897	—

Total									238,759	—

*	Centrally cleared swap contract
**	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at October 31, 2015

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.697	7/13/2020	USD	15,400,000	(145)	—	(241,062)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.959	1/28/2025	USD	24,000,000	(211)	19,430	—
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.134	2/13/2025	USD	3,250,000	(24)	—	(41,639)

Total								19,430	(282,701)

*	Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments

(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2015, the value of these securities amounted to $30,097,023 or 31.58% of net assets.

(b)	Variable rate security.

(c)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	Principal and interest may not be guaranteed by the government.

(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2015. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(g)	Purchased swaption contracts outstanding at October 31, 2015:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put — OTC 5-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.150	9/13/2021	6,705,000	92,026	59,909

Total							92,026	59,909

(h)	The rate shown is the seven-day current annualized yield at October 31, 2015.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,082,966	92,132,129	(97,870,644)	5,344,451	10,185	5,344,451

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
RON	Romania, New Lei
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Corporate Bonds & Notes	—	33,030,221	—	33,030,221

Residential Mortgage-Backed Securities — Agency	—	517,537	—	517,537

Residential Mortgage-Backed Securities — Non-Agency	—	590,259	—	590,259

Commercial Mortgage-Backed Securities — Agency	—	2,614,037	—	2,614,037

Commercial Mortgage-Backed Securities — Non-Agency	—	2,751,536	593,351	3,344,887

Asset-Backed Securities — Non-Agency	—	5,350,121	—	5,350,121

Inflation-Indexed Bonds	—	4,738,977	—	4,738,977

Foreign Government Obligations	—	36,301,857	—	36,301,857

Senior Loans	—	98,346	—	98,346

Options Purchased Puts	—	59,909	—	59,909

Money Market Funds	—	5,344,451	—	5,344,451

Total Investments	—	91,397,251	593,351	91,990,602

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,078,386	—	1,078,386

Futures Contracts	228,483	—	—	228,483

Swap Contracts	—	280,307	—	280,307

Liabilities

Forward Foreign Currency Exchange Contracts	—	(2,285,663)	—	(2,285,663)

Futures Contracts	(303,168)	—	—	(303,168)

Swap Contracts	—	(461,627)	—	(461,627)

Total	(74,685)	90,008,654	593,351	90,527,320

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	11,082,966	11,082,966	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:

	Commercial Mortgage-Backed Securities — Agency ($)	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of October 31, 2014	—	2,348,520	6,015	2,354,535

Increase (decrease) in accrued discounts/premiums	(186)	—	—	(186)

Realized gain (loss)	—	1,367	83	1,450

Change in unrealized appreciation (depreciation)(a)	(766)	(163)	(75)	(1,004)

Sales	(1,307,138)	(351,313)	(6,023)	(1,664,474)

Purchases	1,148,956	—	—	1,148,956

Transfers into Level 3	752,485	—	—	752,485

Transfers out of Level 3	—	(1,998,411)	—	(1,998,411)

Balance as of October 31, 2015	593,351	—	—	593,351

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2015 was $767, which is comprised of Commercial Mortgage-Backed Securities — Agency.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain commercial mortgage backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, Management concluded that the market input(s) were generally unobservable.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $89,689,583)	$86,586,242
Affiliated issuers (identified cost $5,344,451)	5,344,451
Options purchased (identified cost $92,026)	59,909

Total investments (identified cost $95,126,060)	91,990,602
Cash	163
Foreign currency (identified cost $414,027)	413,910
Margin deposits	2,331,925
Unrealized appreciation on forward foreign currency exchange contracts	1,078,386
Unrealized appreciation on swap contracts	22,118
Premiums paid on outstanding swap contracts	1,458,785
Receivable for:
Investments sold	142,303
Capital shares sold	1,909
Dividends	1,216
Interest	1,112,180
Foreign tax reclaims	49,125
Variation margin	20,429
Expense reimbursement due from Investment Manager	679
Prepaid expenses	2,677

Total assets	98,626,407

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,285,663
Unrealized depreciation on swap contracts	178,926
Payable for:
Investments purchased	458,698
Investments purchased on a delayed delivery basis	68,862
Capital shares purchased	104,157
Variation margin	113,810
Investment management fees	1,492
Distribution and/or service fees	714
Transfer agent fees	14,576
Administration fees	209
Plan administration fees	1
Compensation of board members	33,149
Other expenses	54,210

Total liabilities	3,314,467

Net assets applicable to outstanding capital stock	$95,311,940

Represented by
Paid-in capital	$100,033,474
Undistributed net investment income	1,152,768
Accumulated net realized loss	(1,259,572)
Unrealized appreciation (depreciation) on:
Investments	(3,103,341)
Foreign currency translations	(15,990)
Forward foreign currency exchange contracts	(1,207,277)
Futures contracts	(74,685)
Options purchased	(32,117)
Swap contracts	(181,320)

Total — representing net assets applicable to outstanding capital stock	$95,311,940

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$89,178,041

Shares outstanding	15,595,432

Net asset value per share	$5.72

Maximum offering price per share(a)	$6.01

Class B

Net assets	$777,745

Shares outstanding	135,850

Net asset value per share	$5.73

Class C

Net assets	$2,888,579

Shares outstanding	511,043

Net asset value per share	$5.65

Class I

Net assets	$9,341

Shares outstanding	1,638

Net asset value per share	$5.70

Class K

Net assets	$75,055

Shares outstanding	13,105

Net asset value per share	$5.73

Class R

Net assets	$45,373

Shares outstanding	7,968

Net asset value per share	$5.69

Class W

Net assets	$53,235

Shares outstanding	9,312

Net asset value per share	$5.72

Class Y

Net assets	$9,155

Shares outstanding	1,607

Net asset value per share	$5.70

Class Z

Net assets	$2,275,416

Shares outstanding	397,075

Net asset value per share	$5.73

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	27

COLUMBIA GLOBAL BOND FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$10,185
Interest	5,167,417
Foreign taxes withheld	(14,722)

Total income	5,162,880

Expenses:
Investment management fees	644,858
Distribution and/or service fees
Class A	262,824
Class B	12,035
Class C	36,272
Class R	198
Class W	179
Transfer agent fees
Class A	244,836
Class B	2,815
Class C	8,453
Class K	43
Class R	92
Class W	167
Class Z	6,908
Administration fees	90,506
Plan administration fees
Class K	217
Compensation of board members	10,333
Custodian fees	31,544
Printing and postage fees	54,464
Registration fees	99,757
Audit fees	31,310
Legal fees	6,463
Other	30,212

Total expenses	1,574,486
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(319,808)
Expense reductions	(40)

Total net expenses	1,254,638

Net investment income	3,908,242

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(5,933,656)
Foreign currency translations	115,181
Forward foreign currency exchange contracts	96,318
Futures contracts	(1,217,572)
Swap contracts	(149,351)

Net realized loss	(7,089,080)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,454,737)
Foreign currency translations	(186)
Forward foreign currency exchange contracts	(722,477)
Futures contracts	394,114
Options purchased	(32,117)
Swap contracts	(391,844)

Net change in unrealized depreciation	(4,207,247)

Net realized and unrealized loss	(11,296,327)

Net decrease in net assets from operations	$(7,388,085)

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year ended October 31, 2015	Year ended October 31, 2014
Operations

Net investment income	$3,908,242	$3,937,786

Net realized gain (loss)	(7,089,080)	1,053,690

Net change in unrealized depreciation	(4,207,247)	(5,015,540)

Net decrease in net assets resulting from operations	(7,388,085)	(24,064)

Distributions to shareholders

Net investment income

Class A	(777,310)	(290,032)

Class B	—	(111)

Class C	—	(277)

Class I	(114)	(28)

Class K	(967)	(350)

Class R	(132)	(6)

Class W	(558)	(225)

Class Y	(111)	(7)

Class Z	(31,676)	(8,294)

Net realized gains

Class A	(2,836,317)	(2,308,265)

Class B	(36,781)	(38,525)

Class C	(99,904)	(96,384)

Class I	(248)	(141)

Class K	(2,872)	(2,325)

Class R	(792)	(70)

Class W	(2,036)	(1,788)

Class Y	(243)	(34)

Class Z	(83,694)	(49,692)

Total distributions to shareholders	(3,873,755)	(2,796,554)

Decrease in net assets from capital stock activity	(25,102,187)	(36,743,068)

Total decrease in net assets	(36,364,027)	(39,563,686)

Net assets at beginning of year	131,675,967	171,239,653

Net assets at end of year	$95,311,940	$131,675,967

Undistributed (excess of distributions over) net investment income	$1,152,768	$(1,346,359)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	29

COLUMBIA GLOBAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	811,884	4,874,563	1,425,853	8,990,144

Distributions reinvested	587,774	3,491,378	406,784	2,509,855

Redemptions	(5,133,806)	(30,693,379)	(7,208,248)	(45,438,284)

Net decrease	(3,734,148)	(22,327,438)	(5,375,611)	(33,938,285)

Class B shares

Subscriptions	5,107	30,515	3,844	24,247

Distributions reinvested	5,956	35,614	6,012	37,397

Redemptions(a)	(135,720)	(813,644)	(195,122)	(1,237,281)

Net decrease	(124,657)	(747,515)	(185,266)	(1,175,637)

Class C shares

Subscriptions	51,369	309,750	135,205	847,664

Distributions reinvested	15,815	93,464	15,015	92,190

Redemptions	(248,081)	(1,473,512)	(450,280)	(2,806,248)

Net decrease	(180,897)	(1,070,298)	(300,060)	(1,866,394)

Class I shares

Subscriptions	—	—	191	1,200

Net increase	—	—	191	1,200

Class K shares

Subscriptions	2,482	14,721	4,169	26,731

Distributions reinvested	646	3,839	433	2,675

Redemptions	(9,199)	(55,322)	(9,197)	(56,871)

Net decrease	(6,071)	(36,762)	(4,595)	(27,465)

Class R shares

Subscriptions	2,697	16,033	4,524	28,610

Distributions reinvested	108	641	—	—

Redemptions	—	—	(77)	(493)

Net increase	2,805	16,674	4,447	28,117

Class W shares

Subscriptions	—	—	872	5,500

Distributions reinvested	385	2,284	313	1,932

Redemptions	(5,351)	(31,723)	(6,276)	(39,385)

Net decrease	(4,966)	(29,439)	(5,091)	(31,953)

Class Y shares

Subscriptions	—	—	1,260	7,900

Net increase	—	—	1,260	7,900

Class Z shares

Subscriptions	38,113	230,735	156,776	994,569

Distributions reinvested	16,313	96,897	9,179	56,637

Redemptions	(205,804)	(1,235,041)	(126,246)	(791,757)

Net increase (decrease)	(151,378)	(907,409)	39,709	259,449

Total net decrease	(4,199,312)	(25,102,187)	(5,825,016)	(36,743,068)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.31		$6.41		$7.22		$7.35		$7.47

Income from investment operations:

Net investment income	0.21		0.17		0.16		0.18		0.22

Net realized and unrealized gain (loss)	(0.61)		(0.16)		(0.49)		0.17		(0.05)

Total from investment operations	(0.40)		0.01		(0.33)		0.35		0.17

Less distributions to shareholders:

Net investment income	(0.04)		(0.01)		(0.46)		(0.45)		(0.29)

Net realized gains	(0.15)		(0.10)		(0.02)		(0.03)		—

Total distributions to shareholders	(0.19)		(0.11)		(0.48)		(0.48)		(0.29)

Net asset value, end of period	$5.72		$6.31		$6.41		$7.22		$7.35

Total return	(6.41%)		0.19%		(4.89%)		5.20%		2.46%

Ratios to average net assets(a)

Total gross expenses	1.37%		1.36%		1.33%		1.33%		1.35%

Total net expenses(b)	1.08	%(c)	1.08	%(c)	1.10	%(c)	1.15	%(c)	1.21	%(c)

Net investment income	3.48%		2.69%		2.37%		2.51%		2.95%

Supplemental data

Net assets, end of period (in thousands)	$89,178		$121,977		$158,471		$209,873		$223,462

Portfolio turnover	90%		62%		47%		34%		57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	31

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.32		$6.46		$7.28		$7.41		$7.52

Income from investment operations:

Net investment income	0.16		0.12		0.11		0.13		0.16

Net realized and unrealized gain (loss)	(0.60)		(0.16)		(0.49)		0.18		(0.04)

Total from investment operations	(0.44)		(0.04)		(0.38)		0.31		0.12

Less distributions to shareholders:

Net investment income	—		(0.00	)(a)	(0.42)		(0.41)		(0.23)

Net realized gains	(0.15)		(0.10)		(0.02)		(0.03)		—

Total distributions to shareholders	(0.15)		(0.10)		(0.44)		(0.44)		(0.23)

Net asset value, end of period	$5.73		$6.32		$6.46		$7.28		$7.41

Total return	(7.04%)		(0.63%)		(5.62%)		4.50%		1.72%

Ratios to average net assets(b)

Total gross expenses	2.11%		2.11%		2.09%		2.10%		2.12%

Total net expenses(c)	1.83	%(d)	1.83	%(d)	1.85	%(d)	1.90	%(d)	1.96	%(d)

Net investment income	2.68%		1.94%		1.60%		1.79%		2.22%

Supplemental data

Net assets, end of period (in thousands)	$778		$1,647		$2,881		$5,819		$9,836

Portfolio turnover	90%		62%		47%		34%		57%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.24		$6.38		$7.19		$7.33		$7.45

Income from investment operations:

Net investment income	0.16		0.12		0.11		0.12		0.16

Net realized and unrealized gain (loss)	(0.60)		(0.16)		(0.48)		0.18		(0.04)

Total from investment operations	(0.44)		(0.04)		(0.37)		0.30		0.12

Less distributions to shareholders:

Net investment income	—		(0.00	)(a)	(0.42)		(0.41)		(0.24)

Net realized gains	(0.15)		(0.10)		(0.02)		(0.03)		—

Total distributions to shareholders	(0.15)		(0.10)		(0.44)		(0.44)		(0.24)

Net asset value, end of period	$5.65		$6.24		$6.38		$7.19		$7.33

Total return	(7.14%)		(0.64%)		(5.53%)		4.42%		1.70%

Ratios to average net assets(b)

Total gross expenses	2.12%		2.11%		2.08%		2.09%		2.10%

Total net expenses(c)	1.83	%(d)	1.83	%(d)	1.85	%(d)	1.90	%(d)	1.95	%(d)

Net investment income	2.72%		1.94%		1.62%		1.73%		2.21%

Supplemental data

Net assets, end of period (in thousands)	$2,889		$4,319		$6,331		$8,481		$5,926

Portfolio turnover	90%		62%		47%		34%		57%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	33

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class I	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$6.30	$6.38	$7.19	$7.36	$7.48

Income from investment operations:

Net investment income	0.23	0.20	0.19	0.21	0.25

Net realized and unrealized gain (loss)	(0.61)	(0.16)	(0.49)	0.17	(0.05)

Total from investment operations	(0.38)	0.04	(0.30)	0.38	0.20

Less distributions to shareholders:

Net investment income	(0.07)	(0.02)	(0.49)	(0.52)	(0.32)

Net realized gains	(0.15)	(0.10)	(0.02)	(0.03)	—

Total distributions to shareholders	(0.22)	(0.12)	(0.51)	(0.55)	(0.32)

Net asset value, end of period	$5.70	$6.30	$6.38	$7.19	$7.36

Total return	(6.13%)	0.63%	(4.47%)	5.63%	2.94%

Ratios to average net assets(a)

Total gross expenses	0.88%	0.83%	0.77%	0.77%	0.82%

Total net expenses(b)	0.66%	0.63%	0.64%	0.71%	0.76%

Net investment income	3.92%	3.14%	2.82%	3.02%	3.40%

Supplemental data

Net assets, end of period (in thousands)	$9	$10	$9	$10	$3,369

Portfolio turnover	90%	62%	47%	34%	57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$6.32	$6.42	$7.23	$7.36	$7.48

Income from investment operations:

Net investment income	0.21	0.18	0.17	0.19	0.23

Net realized and unrealized gain (loss)	(0.60)	(0.17)	(0.49)	0.18	(0.05)

Total from investment operations	(0.39)	0.01	(0.32)	0.37	0.18

Less distributions to shareholders:

Net investment income	(0.05)	(0.01)	(0.47)	(0.47)	(0.30)

Net realized gains	(0.15)	(0.10)	(0.02)	(0.03)	—

Total distributions to shareholders	(0.20)	(0.11)	(0.49)	(0.50)	(0.30)

Net asset value, end of period	$5.73	$6.32	$6.42	$7.23	$7.36

Total return	(6.25%)	0.23%	(4.73%)	5.39%	2.60%

Ratios to average net assets(a)

Total gross expenses	1.18%	1.13%	1.08%	1.08%	1.12%

Total net expenses(b)	0.96%	0.93%	0.95%	1.00%	1.06%

Net investment income	3.53%	2.85%	2.48%	2.65%	3.10%

Supplemental data

Net assets, end of period (in thousands)	$75	$121	$153	$410	$291

Portfolio turnover	90%	62%	47%	34%	57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	35

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.28		$6.40		$7.20		$7.34		$7.46

Income from investment operations:

Net investment income	0.20		0.16		0.14		0.16		0.20

Net realized and unrealized gain (loss)	(0.61)		(0.17)		(0.47)		0.17		(0.05)

Total from investment operations	(0.41)		(0.01)		(0.33)		0.33		0.15

Less distributions to shareholders:

Net investment income	(0.03)		(0.01)		(0.45)		(0.44)		(0.27)

Net realized gains	(0.15)		(0.10)		(0.02)		(0.03)		—

Total distributions to shareholders	(0.18)		(0.11)		(0.47)		(0.47)		(0.27)

Net asset value, end of period	$5.69		$6.28		$6.40		$7.20		$7.34

Total return	(6.70%)		(0.19%)		(4.98%)		4.83%		2.21%

Ratios to average net assets(a)

Total gross expenses	1.62%		1.62%		1.58%		1.60%		1.59%

Total net expenses(b)	1.33	%(c)	1.34	%(c)	1.34	%(c)	1.40	%(c)	1.46	%(c)

Net investment income	3.31%		2.46%		2.16%		2.26%		2.69%

Supplemental data

Net assets, end of period (in thousands)	$45		$32		$5		$5		$5

Portfolio turnover	90%		62%		47%		34%		57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class W	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.31		$6.41		$7.22		$7.35		$7.46

Income from investment operations:

Net investment income	0.21		0.17		0.17		0.18		0.22

Net realized and unrealized gain (loss)	(0.61)		(0.16)		(0.51)		0.17		(0.04)

Total from investment operations	(0.40)		0.01		(0.34)		0.35		0.18

Less distributions to shareholders:

Net investment income	(0.04)		(0.01)		(0.45)		(0.45)		(0.29)

Net realized gains	(0.15)		(0.10)		(0.02)		(0.03)		—

Total distributions to shareholders	(0.19)		(0.11)		(0.47)		(0.48)		(0.29)

Net asset value, end of period	$5.72		$6.31		$6.41		$7.22		$7.35

Total return	(6.40%)		0.19%		(5.04%)		5.18%		2.59%

Ratios to average net assets(a)

Total gross expenses	1.37%		1.36%		1.36%		1.34%		1.36%

Total net expenses(b)	1.08	%(c)	1.08	%(c)	1.13	%(c)	1.16	%(c)	1.21	%(c)

Net investment income	3.49%		2.69%		2.38%		2.56%		2.95%

Supplemental data

Net assets, end of period (in thousands)	$53		$90		$124		$31,187		$52,531

Portfolio turnover	90%		62%		47%		34%		57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	37

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class Y	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.29	$6.37	$7.20

Income from investment operations:

Net investment income	0.23	0.20	0.18

Net realized and unrealized loss	(0.60)	(0.16)	(0.50)

Total from investment operations	(0.37)	0.04	(0.32)

Less distributions to shareholders:

Net investment income	(0.07)	(0.02)	(0.49)

Net realized gains	(0.15)	(0.10)	(0.02)

Total distributions to shareholders	(0.22)	(0.12)	(0.51)

Net asset value, end of period	$5.70	$6.29	$6.37

Total return	(5.99%)	0.63%	(4.75%)

Ratios to average net assets(b)

Total gross expenses	0.89%	0.83%	0.79	%(c)

Total net expenses(d)	0.66%	0.64%	0.64	%(c)

Net investment income	3.92%	3.15%	2.86	%(c)

Supplemental data

Net assets, end of period (in thousands)	$9	$10	$2

Portfolio turnover	90%	62%	47%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$6.32		$6.42		$7.22		$7.36		$7.48

Income from investment operations:

Net investment income	0.22		0.19		0.17		0.19		0.23

Net realized and unrealized gain (loss)	(0.60)		(0.18)		(0.47)		0.17		(0.03)

Total from investment operations	(0.38)		0.01		(0.30)		0.36		0.20

Less distributions to shareholders:

Net investment income	(0.06)		(0.01)		(0.48)		(0.47)		(0.32)

Net realized gains	(0.15)		(0.10)		(0.02)		(0.03)		—

Total distributions to shareholders	(0.21)		(0.11)		(0.50)		(0.50)		(0.32)

Net asset value, end of period	$5.73		$6.32		$6.42		$7.22		$7.36

Total return	(6.15%)		0.26%		(4.50%)		5.34%		2.83%

Ratios to average net assets(a)

Total gross expenses	1.12%		1.11%		1.08%		1.08%		0.96%

Total net expenses(b)	0.83	%(c)	0.83	%(c)	0.84	%(c)	0.89	%(c)	0.94	%(c)

Net investment income	3.68%		2.94%		2.65%		2.70%		3.19%

Supplemental data

Net assets, end of period (in thousands)	$2,275		$3,469		$3,264		$2,123		$768

Portfolio turnover	90%		62%		47%		34%		57%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	39

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based

40	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange (NYSE).

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk,

Annual Report 2015	41

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

42	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus

Annual Report 2015	43

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap

44	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness, as determined by the Investment Manager.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Interest Rate Swaption Contracts

Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. The Fund purchased or wrote interest rate swaption contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future

Annual Report 2015	45

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

periods. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.

When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2015:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	260,877	*
Credit risk	Premiums paid on outstanding swap contracts	1,458,405

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,078,386
Interest rate risk	Net assets — unrealized appreciation on futures contracts	228,483	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	19,430	*
Interest rate risk	Premiums paid on outstanding swap contracts	380
Commodity-related investment risk	Investments, at value — Options purchased	59,909
Total		3,105,870

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	178,926	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,285,663
Interest rate risk	Net assets — unrealized depreciation on futures contracts	303,168	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	282,701	*
Total		3,050,458

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	505,534	505,534

Foreign exchange risk	96,318	—	—	96,318

Interest rate risk	—	(1,217,572)	(654,885)	(1,872,457)

Total	96,318	(1,217,572)	(149,351)	(1,270,605)

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COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(128,573)	(128,573)

Foreign exchange risk	(722,477)	—	—	—	(722,477)

Interest rate risk	—	394,114	(32,117)	(263,271)	98,726

Total	(722,477)	394,114	(32,117)	(391,844)	(752,324)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2015:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	48,638,060
Futures contracts — Short	29,758,166
Credit default swap contracts — buy protection	4,442,600
Credit default swap contracts — sell protection	13,422,213

Derivative Instrument	Average market value($)*
Options contracts — Purchased	14,977

Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	1,769,603	(1,719,623)
Interest rate swap contracts	233,202	(226,852)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2015.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Annual Report 2015	47

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2015.

	Barclays ($)	BNP Paribas	Citibank ($)	Credit Suisse Securities (USA) L.L.C. ($)	Deutsche Bank Securities Inc. ($)	Goldman Sachs & Co. ($)	HSBC Securities (USA), Inc. ($)	Morgan Stanley ($)(e)	Morgan Stanley ($)(e)	Standard Chartered Bank ($)	State Street Bank & Trust Company ($)	Total ($)
Assets
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	4,334	—	—	—	4,334
Forward foreign currency exchange contracts	296,139	75,006	396,821	8,857	132,017	50,551	1,131	—	—	2,522	115,342	1,078,386
Options purchased calls	—	—	—	—	—	—	—	—	—	—	—	—
Options purchased puts	59,909	—	—	—	—	—	—	—	—	—	—	59,909
OTC credit default swap contracts(b)	434,172	—	—	—	—	867,425	—	—	—	—	—	1,301,597
Total Assets	790,220	75,006	396,821	8,857	132,017	917,976	1,131	4,334	—	2,522	115,342	2,444,226
Liabilities
Centrally cleared credit default swap contracts(a)	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest rate swap contracts(a)	—	—	—	—	—	—	—	79,688	—	—	—	79,688
Centrally cleared total return swap contracts(a)	—	—	—	—	—	—	—	—	—	—	—	—
Forward foreign currency exchange contracts	769,017	142,017	298,419	436,532	—	89,241	144,952	—	7,390	42,955	355,140	2,285,663
Total Liabilities	769,017	142,017	298,419	436,532	—	89,241	144,952	79,688	7,390	42,955	355,140	2,365,351
Total Financial and Derivative Net Assets	21,203	(67,011)	98,402	(427,675)	132,017	828,735	(143,821)	(75,354)	(7,390)	(40,433)	(239,798)	78,875
Total collateral received (pledged)(c)	21,203	—	—	—	—	828,735	—		—	—	—	849,938
Net Amount(d)	—	(67,011)	98,402	(427,675)	132,017	—	(143,821)	(75,354)	(7,390)	(40,433)	(239,798)	(771,063)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.

(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(d)	Represents the net amount due from/ (to) counterparties in the event of default.

(e)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

48	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is

Annual Report 2015	49

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.57% to 0.47% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.57% of the Fund’s average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $1,338.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency

50	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class W	0.23
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $532,000 and $54,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $21,737 for Class A, $119 for Class B and $284 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving

Annual Report 2015	51

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2015 through February 29, 2016	Prior to March 1, 2015
Class A	1.16%	1.09%
Class B	1.91	1.84
Class C	1.91	1.84
Class I	0.75	0.64
Class K	1.05	0.94
Class R	1.41	1.34
Class W	1.16	1.09
Class Y	0.75	0.64
Class Z	0.91	0.84

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, the Fund’s expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.67% for Class I, 0.97% for Class K, 1.33% for Class R, 1.08% for Class W, 0.67% for Class Y and 0.83% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, non-deductible expenses, derivative investments, tax straddles, swap investments and swap reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(598,247)
Accumulated net realized loss	7,332,662
Paid-in capital	(6,734,415)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015 ($)	Year Ended October 31, 2014 ($)
Ordinary income	860,947	—
Long-term capital gains	3,012,808	2,796,554
Total	3,873,755	2,796,554

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(1,016,424)
Net unrealized depreciation	(3,532,991)

52	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

At October 31, 2015, the cost of investments for federal income tax purposes was $95,523,593 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$871,234
Unrealized depreciation	(4,404,225)
Net unrealized depreciation	$(3,532,991)

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	621,077
No expiration — long-term	395,347
Total	1,016,424

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $91,630,547 and $114,665,042, respectively, for the year ended October 31, 2015, of which $924,456 and $7,469,800, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 88.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Annual Report 2015	53

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater

54	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	55

COLUMBIA GLOBAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

56	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Foreign Source Income	$3,592,271
Foreign Source Income Per Share	$0.22

Annual Report 2015	57

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

58	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	59

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee Marygrove College (Chair of Finance Committee) since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

60	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2015	61

COLUMBIA GLOBAL BOND FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

62	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual

Annual Report 2015	63

COLUMBIA GLOBAL BOND FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to strategy and the management team) had been taken to help improve the Fund’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

64	Annual Report 2015

COLUMBIA GLOBAL BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	65

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN153_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Select Global Equity Fund (the Fund) Class A shares returned 2.00% excluding sales charges for the 12-month period that ended October 31, 2015.

■	The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned -0.03% for the same time period.

■	Performance was primarily driven by stock selection within the consumer discretionary and information technology sectors, along with an underweight in energy.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	05/29/90
Excluding sales charges		2.00	7.64	5.42
Including sales charges		-3.88	6.37	4.80
Class B	03/20/95
Excluding sales charges		1.21	6.81	4.61
Including sales charges		-3.79	6.50	4.61
Class C	06/26/00
Excluding sales charges		1.34	6.85	4.61
Including sales charges		0.34	6.85	4.61
Class I*	08/01/08	2.45	8.14	5.80
Class K	03/20/95	2.18	7.83	5.60
Class R*	12/11/06	1.74	7.36	5.25
Class R5*	12/11/06	2.43	8.09	5.84
Class W*	12/01/06	1.87	7.60	5.42
Class Z*	09/27/10	2.33	7.89	5.56
MSCI ACWI (Net)		-0.03	7.68	5.67

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

COLUMBIA SELECT GLOBAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Threadneedle International Limited

Daniel Dudding, CFA

Pauline Grange

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2015)
MasterCard, Inc., Class A (United States)	5.1
AIA Group Ltd. (Hong Kong)	4.9
Thermo Fisher Scientific, Inc. (United States)	4.1
Alphabet, Inc., Class A (United States)	3.9
Keyence Corp. (Japan)	3.9
HDFC Bank Ltd. (India)	3.9
PPG Industries, Inc. (United States)	3.3
Walt Disney Co. (The) (United States)	3.1
Medtronic PLC (Ireland)	3.0
Reckitt Benckiser Group PLC (United Kingdom)	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12 months ended October 31, 2015, the Fund’s Class A shares returned 2.00% excluding sales charges. The Fund outperformed its benchmark, the MSCI ACWI (Net), which returned -0.03% for the same time period. Performance was primarily driven by stock selection within the consumer discretionary and information technology sectors, along with an underweight in energy.

Concentrated Portfolio Follows ‘Best Ideas’ Strategy

Given the Fund’s revised investing style, effective January 2015, the Fund now follows an unconstrained “best ideas” strategy with a quality-growth bias, and is not managed with benchmark constraints. We take a bottom-up, “go anywhere” approach to stock selection, irrespective of sector or geography, while focusing on companies offering sustainable long-term growth and high returns on capital. This strategy informs the positioning of the Fund, but does result in some structural biases within the Fund, which means it may be underweight in commodities and financials. Plunging oil prices during the reporting period, for example, vindicated our aversion to energy stocks, while the moves toward interest-rate normalization prompted us to maintain a relative underweight in emerging markets.

Contributors and Detractors

Information technology, consumer discretionary and energy were the strongest-contributing sectors over the period. Our underweight position in energy was a key driver of returns, as oil prices dropped almost 50% over the period. Our overweight in information technology was supportive thanks to holdings in strong, secular-growth companies such as MasterCard that also enjoy high barriers to entry. The technology sector delivered positive absolute returns, while Fund returns from the information technology sector were driven both by allocation and stock selection. Our overweight in the consumer discretionary sector benefited from improving consumer confidence. Among holdings, Nike, which is one of the Fund’s core holdings, and Priceline, the online travel booking company, both performed strongly. Nike benefited from strong execution, and a continuing shift towards online and own-store sales rather than wholesale. Alphabet, formerly Google, was the second-strongest performer. The company continued to grow strongly while capitalizing on management moves to increase transparency and improve its accounting practices. MasterCard was the third-strongest performer. The company has benefited from a long-term shift away from cash and towards electronic payments.

Financials, industrials and materials detracted the most over the period. Our underweight position in financials weighed on returns, as the sector recovered on the back of a stronger macroeconomic picture in the developed world. While the financial sector delivered negative absolute returns, stock selection contributed to Fund returns. Our underweight position in industrials detracted from returns, as the limited number of names that the Fund held in the sector underperformed. Among holdings, American Express was the biggest detractor over the period. The credit card company issued a series of profit warnings, resulting largely from the loss of a big contract. Union Pacific was the second-biggest detractor. The railway company faced declining volumes in U.S. railroad traffic as falling fuel prices made other forms of transit more competitive. Mead Johnson was the third-biggest

4	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

detractor. The infant foods company suffered on concerns that it is losing market share in China amid rising e-commerce sales and competitive market conditions. We decreased our exposure to all three companies over the period.

Portfolio Shifts Reflect Manager/Strategy Change

The key shift in sector allocation came as a result of the change in manager and strategy. We moved into significant overweight positions in consumer staples and health care, as we opened positions in what we currently view as sustainable, low-debt, secular-growth companies in those sectors. For example, AIA Group, the pan-Asian life insurance company with a long history in the region, a leading market position and good distribution channels, was added to the portfolio during the period. Another addition was HDFC Bank, a leading Indian private bank that we believe stands to benefit from a growing Indian economy. It has gained market share from state banks in an industry with high barriers to entry. We currently believe it offers significant growth potential over the medium to long term. Meanwhile, given the change from a diversified portfolio to a concentrated, unconstrained strategy, turnover within the portfolio has been higher than under normal conditions. Walt Disney is a recent example of a sell under the new strategy. We sold the stock over concerns regarding the trend of “cord cutting” in the U.S., as more people elect to get their entertainment from online channels, thereby putting pressure on the firm’s ESPN business.

Looking Ahead

Finding well-run companies with attractive growth potential will remain the key factor driving our portfolio construction process. However, we are cognizant at this time that the broader macro picture and our economic forecasts suggest that the U.S. economy should continue to lead growth in the developed world. At the same time, we believe Japan and Europe should benefit from stimulus measures, while China and emerging economies may face slowing growth and structural challenges. We currently believe markets are supported by accommodative central banks, the sharp fall in energy costs and a low inflation outlook. While this is positive, we remain wary of risks. We currently believe these include a potential interest rate hike in the U.S., fallout from a recession in Russia, a slowdown in Brazil, and a correction in Chinese asset prices. We continue to favor secular-growth companies and high-quality franchises at this time, which we see as attractive in an environment of heightened macro-economic and political risks. Given market gains, and the relatively weak economic data coming from the U.S., we currently feel cyclical areas of the markets are less attractive.

Country Breakdown (%) (at October 31, 2015)
Australia	2.4
Belgium	1.9
China	1.0
Denmark	2.7
France	1.8
Germany	6.1
Hong Kong	4.8
India	4.9
Ireland	3.0
Japan	6.0
Netherlands	1.9
Singapore	1.4
United Kingdom	9.3
United States(a)	52.8
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Equity Sector Breakdown (%) (at October 31, 2015)
Consumer Discretionary	16.5
Consumer Staples	19.4
Financials	14.1
Health Care	18.4
Industrials	4.2
Information Technology	21.0
Materials	6.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	5

COLUMBIA SELECT GLOBAL EQUITY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.10	1,018.00	7.08	7.13	1.41
Class B	1,000.00	1,000.00	997.80	1,014.24	10.82	10.91	2.16
Class C	1,000.00	1,000.00	998.90	1,014.24	10.82	10.91	2.16
Class I	1,000.00	1,000.00	1,004.10	1,020.26	4.82	4.86	0.96
Class K	1,000.00	1,000.00	1,003.10	1,018.80	6.28	6.33	1.25
Class R	1,000.00	1,000.00	1,001.10	1,016.75	8.33	8.39	1.66
Class R5	1,000.00	1,000.00	1,004.10	1,020.05	5.02	5.06	1.00
Class W	1,000.00	1,000.00	1,001.10	1,017.60	7.47	7.54	1.49
Class Z	1,000.00	1,000.00	1,004.10	1,019.25	5.83	5.87	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%
Issuer	Shares	Value ($)
AUSTRALIA 2.4%
CSL Ltd.	155,345	10,325,829

BELGIUM 1.9%
Anheuser-Busch InBev SA/NV	66,862	7,978,284

CHINA 1.1%
Tencent Holdings Ltd.	235,800	4,444,684

DENMARK 2.7%
Novo Nordisk A/S, Class B	211,345	11,227,318

FRANCE 1.8%
L’Oreal SA	40,691	7,418,161

GERMANY 6.1%
Bayer AG, Registered Shares	60,789	8,105,331

Brenntag AG	151,372	9,140,347

Continental AG	34,861	8,371,161

Total		25,616,839

HONG KONG 4.8%
AIA Group Ltd.	3,475,400	20,377,421

INDIA 4.9%
Asian Paints Ltd.	334,646	4,243,799

HDFC Bank Ltd.	974,093	16,321,598

Total		20,565,397

IRELAND 3.0%
Medtronic PLC	169,883	12,557,751

JAPAN 5.9%
Keyence Corp.	31,500	16,399,168

Shimano, Inc.	55,200	8,697,786

Total		25,096,954

NETHERLANDS 1.9%
RELX NV	477,887	8,151,220

SINGAPORE 1.4%
DBS Group Holdings Ltd.	472,200	5,805,722

UNITED KINGDOM 9.3%
Diageo PLC	263,871	7,607,388

Common Stocks (continued)
Issuer	Shares	Value ($)
Imperial Tobacco Group PLC	129,594	6,978,382

Reckitt Benckiser Group PLC	127,872	12,479,089

Unilever PLC	274,979	12,244,404

Total		39,309,263

UNITED STATES 51.6%
Alphabet, Inc., Class A(a)	22,248	16,405,453

American Express Co.	106,031	7,767,831

Apple, Inc.	70,184	8,386,988

Colgate-Palmolive Co.	184,723	12,256,371

Cooper Companies, Inc. (The)	58,732	8,948,407

Estee Lauder Companies, Inc. (The), Class A	94,768	7,625,033

Facebook, Inc., Class A(a)	84,770	8,643,997

MasterCard, Inc., Class A	212,705	21,055,668

Mead Johnson Nutrition Co.	73,723	6,045,286

Nike, Inc., Class B	94,379	12,366,480

PPG Industries, Inc.	133,195	13,886,911

Praxair, Inc.	76,301	8,476,278

Priceline Group, Inc. (The)(a)	6,012	8,742,891

Sirona Dental Systems, Inc.(a)	78,335	8,548,699

Skyworks Solutions, Inc.	45,004	3,476,109

Thermo Fisher Scientific, Inc.	129,619	16,951,573

TJX Companies, Inc. (The)	131,074	9,593,306

Union Pacific Corp.	95,218	8,507,728

Visa, Inc., Class A	108,144	8,389,812

Walt Disney Co. (The)	112,779	12,827,483

Wells Fargo & Co.	156,013	8,446,544

Total		217,348,848

Total Common Stocks
(Cost: $397,446,150)		416,223,691

Money Market Funds 1.2%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.159%(b)(c)	5,193,482	5,193,482

Total Money Market Funds
(Cost: $5,193,482)		5,193,482

Total Investments
(Cost: $402,639,632)		421,417,173

Other Assets & Liabilities, Net		157,092

Net Assets		421,574,265

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

COLUMBIA SELECT GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments (continued)

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,322,940	213,298,705	(223,428,163)	5,193,482	7,599	5,193,482

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Australia	—	10,325,829	—	10,325,829

Belgium	—	7,978,284	—	7,978,284

China	—	4,444,684	—	4,444,684

Denmark	—	11,227,318	—	11,227,318

France	—	7,418,161	—	7,418,161

Germany	—	25,616,839	—	25,616,839

Hong Kong	—	20,377,421	—	20,377,421

India	—	20,565,397	—	20,565,397

Ireland	12,557,751	—	—	12,557,751

Japan	—	25,096,954	—	25,096,954

Netherlands	—	8,151,220	—	8,151,220

Singapore	—	5,805,722	—	5,805,722

United Kingdom	—	39,309,263	—	39,309,263

United States	217,348,848	—	—	217,348,848

Total Common Stocks	229,906,599	186,317,092	—	416,223,691

Money Market Funds	—	5,193,482	—	5,193,482

Total Investments	229,906,599	191,510,574	—	421,417,173

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	15,322,940	15,322,940	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $397,446,150)	$416,223,691

Affiliated issuers (identified cost $5,193,482)	5,193,482

Total investments (identified cost $402,639,632)	421,417,173

Foreign currency (identified cost $141,112)	130,099

Receivable for:

Capital shares sold	26,777

Regulatory settlements (Note 6)	73,374

Dividends	243,452

Foreign tax reclaims	192,126

Prepaid expenses	3,434

Trustees’ deferred compensation plan	22,618

Total assets	422,109,053

Liabilities

Payable for:

Capital shares purchased	209,994

Foreign capital gains taxes deferred	81,315

Investment management fees	9,188

Distribution and/or service fees	2,780

Transfer agent fees	41,181

Administration fees	931

Plan administration fees	46

Compensation of board members	96,406

Audit fees	30,510

Printing and postage fees	27,552

Other expenses	12,267

Trustees’ deferred compensation plan	22,618

Total liabilities	534,788

Net assets applicable to outstanding capital stock	$421,574,265

Represented by

Paid-in capital	$431,363,464

Excess of distributions over net investment income	(656,033)

Accumulated net realized loss	(27,795,843)

Unrealized appreciation (depreciation) on:

Investments	18,777,541

Foreign currency translations	(33,549)

Foreign capital gains tax	(81,315)

Total — representing net assets applicable to outstanding capital stock	$421,574,265

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$328,090,402

Shares outstanding	32,899,304

Net asset value per share	$9.97

Maximum offering price per share(a)	$10.58

Class B

Net assets	$3,127,111

Shares outstanding	340,979

Net asset value per share	$9.17

Class C

Net assets	$15,510,606

Shares outstanding	1,712,543

Net asset value per share	$9.06

Class I

Net assets	$65,601,331

Shares outstanding	6,514,306

Net asset value per share	$10.07

Class K

Net assets	$6,608,799

Shares outstanding	656,300

Net asset value per share	$10.07

Class R

Net assets	$181,086

Shares outstanding	18,095

Net asset value per share	$10.01

Class R5

Net assets	$155,562

Shares outstanding	15,450

Net asset value per share	$10.07

Class W

Net assets	$2,578

Shares outstanding	257

Net asset value per share(b)	$10.02

Class Z

Net assets	$2,296,790

Shares outstanding	228,583

Net asset value per share	$10.05

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$5,678,728
Dividends — affiliated issuers	7,599
Interest	13,194
Foreign taxes withheld	(327,246)

Total income	5,372,275

Expenses:
Investment management fees	3,069,683
Distribution and/or service fees
Class A	845,861
Class B	44,183
Class C	159,379
Class R	699
Class W	6
Transfer agent fees
Class A	724,576
Class B	9,517
Class C	34,130
Class K	3,270
Class R	298
Class R5	63
Class W	7
Class Z	5,620
Administration fees	310,437
Plan administration fees
Class K	16,351
Compensation of board members	12,362
Custodian fees	32,801
Printing and postage fees	102,293
Registration fees	110,164
Audit fees	33,959
Legal fees	8,299
Other	21,273

Total expenses	5,545,231
Expense reductions	(3,286)

Total net expenses	5,541,945

Net investment loss	(169,670)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	33,857,257
Foreign currency translations	(515,509)

Net realized gain	33,341,748
Net change in unrealized appreciation (depreciation) on:
Investments	(26,860,132)
Foreign currency translations	(3,389)
Foreign capital gains tax	(81,315)

Net change in unrealized depreciation	(26,944,836)

Net realized and unrealized gain	6,396,912

Net increase in net assets resulting from operations	$6,227,242

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations

Net investment income (loss)	$(169,670)	$1,378,552

Net realized gain	33,341,748	60,843,113

Net change in unrealized depreciation	(26,944,836)	(34,123,575)

Net increase in net assets resulting from operations	6,227,242	28,098,090

Distributions to shareholders

Net investment income

Class A	(916,478)	(1,302,262)

Class I	(18)	(28)

Class K	(30,757)	(36,839)

Class R	(23)	(195)

Class R5	(31)	(26)

Class W	(6)	(12)

Class Z	(16,197)	(15,775)

Total distributions to shareholders	(963,510)	(1,355,137)

Increase (decrease) in net assets from capital stock activity	28,268,934	(34,863,041)

Proceeds from regulatory settlements (Note 6)	73,374	—

Total increase (decrease) in net assets	33,606,040	(8,120,088)

Net assets at beginning of year	387,968,225	396,088,313

Net assets at end of year	$421,574,265	$387,968,225

Undistributed (excess of distributions over) net investment income	$(656,033)	$755,973

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA SELECT GLOBAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,216,644	11,972,865	1,840,813	17,640,728

Distributions reinvested	90,910	890,123	134,135	1,263,552

Redemptions	(4,645,066)	(45,638,442)	(5,019,366)	(48,206,545)

Net decrease	(3,337,512)	(32,775,454)	(3,044,418)	(29,302,265)

Class B shares

Subscriptions	7,128	64,315	21,481	191,106

Redemptions(a)	(319,224)	(2,913,048)	(459,881)	(4,075,625)

Net decrease	(312,096)	(2,848,733)	(438,400)	(3,884,519)

Class C shares

Subscriptions	163,864	1,470,356	261,781	2,308,381

Redemptions	(316,269)	(2,841,121)	(451,001)	(4,009,013)

Net decrease	(152,405)	(1,370,765)	(189,220)	(1,700,632)

Class I shares

Subscriptions	6,978,536	70,952,321	—	—

Redemptions	(464,485)	(4,584,008)	(113)	(1,099)

Net increase (decrease)	6,514,051	66,368,313	(113)	(1,099)

Class K shares

Subscriptions	93,299	920,082	100,249	962,016

Distributions reinvested	3,116	30,745	3,876	36,819

Redemptions	(118,111)	(1,170,290)	(139,394)	(1,367,736)

Net decrease	(21,696)	(219,463)	(35,269)	(368,901)

Class R shares

Subscriptions	5,658	54,856	3,330	32,157

Distributions reinvested	1	13	13	127

Redemptions	(114)	(1,127)	(6,266)	(60,739)

Net increase (decrease)	5,545	53,742	(2,923)	(28,455)

Class R5 shares

Subscriptions	16,450	161,792	359	3,462

Distributions reinvested	1	13	—	—

Redemptions	(1,256)	(12,598)	(472)	(4,476)

Net increase (decrease)	15,195	149,207	(113)	(1,014)

Class W shares

Redemptions	—	—	(113)	(1,100)

Net increase (decrease)	—	—	(113)	(1,100)

Class Z shares

Subscriptions	51,766	516,143	153,030	1,507,480

Distributions reinvested	1,407	13,839	1,239	11,732

Redemptions	(164,888)	(1,617,895)	(113,010)	(1,094,268)

Net increase (decrease)	(111,715)	(1,087,913)	41,259	424,944

Total net increase (decrease)	2,599,367	28,268,934	(3,669,310)	(34,863,041)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.80		$9.17		$7.39		$6.95		$7.07

Income from investment operations:

Net investment income	(0.00	)(a)	0.04		0.04		0.05		0.01

Net realized and unrealized gain (loss)	0.20		0.62		1.83		0.40		(0.11)

Total from investment operations	0.20		0.66		1.87		0.45		(0.10)

Less distributions to shareholders:

Net investment income	(0.03)		(0.03)		(0.09)		(0.02)		(0.02)

Total distributions to shareholders	(0.03)		(0.03)		(0.09)		(0.02)		(0.02)

Proceeds from regulatory settlements	0.00	(a)	—		—		0.01		—

Net asset value, end of period	$9.97		$9.80		$9.17		$7.39		$6.95

Total return	2.00	%(b)	7.25%		25.62%		6.62	%(c)	(1.40%)

Ratios to average net assets(d)

Total gross expenses	1.42%		1.45%		1.51%		1.51%		1.46%

Total net expenses(e)	1.42	%(f)	1.45	%(f)	1.45	%(f)	1.36	%(f)	1.36	%(f)

Net investment income (loss)	(0.03%)		0.39%		0.48%		0.75%		0.18%

Supplemental data

Net assets, end of period (in thousands)	$328,090		$355,168		$360,041		$333,196		$387,709

Portfolio turnover	132%		63%		46%		50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.06		$8.50		$6.85		$6.47		$6.63

Income from investment operations:

Net investment income (loss)	(0.07)		(0.03)		(0.02)		0.00	(a)	(0.04)

Net realized and unrealized gain (loss)	0.18		0.59		1.70		0.37		(0.11)

Total from investment operations	0.11		0.56		1.68		0.37		(0.15)

Less distributions to shareholders:

Net investment income	—		—		(0.03)		—		(0.01)

Total distributions to shareholders	—		—		(0.03)		—		(0.01)

Proceeds from regulatory settlements	0.00	(a)	—		—		0.01		—

Net asset value, end of period	$9.17		$9.06		$8.50		$6.85		$6.47

Total return	1.21	%(b)	6.59%		24.52%		5.87	%(c)	(2.26%)

Ratios to average net assets(d)

Total gross expenses	2.17%		2.20%		2.27%		2.26%		2.22%

Total net expenses(e)	2.17	%(f)	2.20	%(f)	2.20	%(f)	2.11	%(f)	2.12	%(f)

Net investment income (loss)	(0.79%)		(0.35%)		(0.24%)		0.02%		(0.56%)

Supplemental data

Net assets, end of period (in thousands)	$3,127		$5,915		$9,282		$10,979		$17,347

Portfolio turnover	132%		63%		46%		50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.94		$8.40		$6.78		$6.40		$6.55

Income from investment operations:

Net investment income (loss)	(0.07)		(0.03)		(0.02)		(0.00	)(a)	(0.04)

Net realized and unrealized gain (loss)	0.19		0.57		1.68		0.37		(0.10)

Total from investment operations	0.12		0.54		1.66		0.37		(0.14)

Less distributions to shareholders:

Net investment income	—		—		(0.04)		—		(0.01)

Total distributions to shareholders	—		—		(0.04)		—		(0.01)

Proceeds from regulatory settlements	0.00	(a)	—		—		0.01		—

Net asset value, end of period	$9.06		$8.94		$8.40		$6.78		$6.40

Total return	1.34	%(b)	6.43%		24.52%		5.94	%(c)	(2.14%)

Ratios to average net assets(d)

Total gross expenses	2.17%		2.20%		2.26%		2.25%		2.22%

Total net expenses(e)	2.17	%(f)	2.20	%(f)	2.20	%(f)	2.11	%(f)	2.11	%(f)

Net investment income (loss)	(0.78%)		(0.36%)		(0.26%)		(0.00	%)(a)	(0.62%)

Supplemental data

Net assets, end of period (in thousands)	$15,511		$16,682		$17,250		$17,516		$21,560

Portfolio turnover	132%		63%		46%		50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$9.90		$9.26	$7.46	$7.01		$7.11

Income from investment operations:

Net investment income	0.04		0.09	0.08	0.09		0.01

Net realized and unrealized gain (loss)	0.20		0.63	1.85	0.40		(0.08)

Total from investment operations	0.24		0.72	1.93	0.49		(0.07)

Less distributions to shareholders:

Net investment income	(0.07)		(0.08)	(0.13)	(0.05)		(0.03)

Total distributions to shareholders	(0.07)		(0.08)	(0.13)	(0.05)		(0.03)

Proceeds from regulatory settlements	0.00	(a)	—	—	0.01		—

Net asset value, end of period	$10.07		$9.90	$9.26	$7.46		$7.01

Total return	2.45	%(b)	7.77%	26.25%	7.15	%(c)	(0.98%)

Ratios to average net assets(d)

Total gross expenses	0.96%		0.98%	0.98%	1.02%		0.93%

Total net expenses(e)	0.96%		0.98%	0.95%	0.91%		0.92%

Net investment income	0.39%		0.90%	0.97%	1.20%		0.15%

Supplemental data

Net assets, end of period (in thousands)	$65,601		$3	$3	$3		$3

Portfolio turnover	132%		63%	46%	50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$9.90		$9.26	$7.46	$7.01		$7.13

Income from investment operations:

Net investment income	0.01		0.06	0.06	0.07		0.02

Net realized and unrealized gain (loss)	0.21		0.63	1.85	0.40		(0.11)

Total from investment operations	0.22		0.69	1.91	0.47		(0.09)

Less distributions to shareholders:

Net investment income	(0.05)		(0.05)	(0.11)	(0.03)		(0.03)

Total distributions to shareholders	(0.05)		(0.05)	(0.11)	(0.03)		(0.03)

Proceeds from regulatory settlements	0.00	(a)	—	—	0.01		—

Net asset value, end of period	$10.07		$9.90	$9.26	$7.46		$7.01

Total return	2.18	%(b)	7.49%	25.87%	6.87	%(c)	(1.33%)

Ratios to average net assets(d)

Total gross expenses	1.25%		1.25%	1.26%	1.28%		1.24%

Total net expenses(e)	1.25%		1.25%	1.24%	1.21%		1.17%

Net investment income	0.13%		0.60%	0.67%	0.90%		0.32%

Supplemental data

Net assets, end of period (in thousands)	$6,609		$6,712	$6,601	$5,032		$4,627

Portfolio turnover	132%		63%	46%	50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.84		$9.20		$7.44		$7.00		$7.14

Income from investment operations:

Net investment income (loss)	(0.03)		0.01		0.02		0.03		(0.00	)(a)

Net realized and unrealized gain (loss)	0.20		0.64		1.84		0.41		(0.12)

Total from investment operations	0.17		0.65		1.86		0.44		(0.12)

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.01)		(0.10)		(0.01)		(0.02)

Total distributions to shareholders	(0.00	)(a)	(0.01)		(0.10)		(0.01)		(0.02)

Proceeds from regulatory settlements	0.00	(a)	—		—		0.01		—

Net asset value, end of period	$10.01		$9.84		$9.20		$7.44		$7.00

Total return	1.74	%(b)	7.10%		25.19%		6.37	%(c)	(1.70%)

Ratios to average net assets(d)

Total gross expenses	1.67%		1.70%		1.77%		1.76%		1.72%

Total net expenses(e)	1.67	%(f)	1.70	%(f)	1.70	%(f)	1.61	%(f)	1.61	%(f)

Net investment income (loss)	(0.28%)		0.12%		0.20%		0.48%		(0.01%)

Supplemental data

Net assets, end of period (in thousands)	$181		$123		$142		$63		$70

Portfolio turnover	132%		63%		46%		50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015		2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$9.90		$9.25	$7.46	$7.01		$7.12

Income from investment operations:

Net investment income	0.04		0.09	0.08	0.08		0.02

Net realized and unrealized gain (loss)	0.20		0.63	1.84	0.41		(0.10)

Total from investment operations	0.24		0.72	1.92	0.49		(0.08)

Less distributions to shareholders:

Net investment income	(0.07)		(0.07)	(0.13)	(0.05)		(0.03)

Total distributions to shareholders	(0.07)		(0.07)	(0.13)	(0.05)		(0.03)

Proceeds from regulatory settlements	0.00	(a)	—	—	0.01		—

Net asset value, end of period	$10.07		$9.90	$9.25	$7.46		$7.01

Total return	2.43	%(b)	7.83%	26.06%	7.15	%(c)	(1.13%)

Ratios to average net assets(d)

Total gross expenses	1.01%		1.00%	1.03%	1.07%		0.94%

Total net expenses(e)	1.01%		1.00%	1.00%	0.96%		0.92%

Net investment income	0.43%		0.96%	0.92%	1.15%		0.32%

Supplemental data

Net assets, end of period (in thousands)	$156		$3	$3	$3		$3

Portfolio turnover	132%		63%	46%	50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class W	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.86		$9.22		$7.44		$6.97		$7.10

Income from investment operations:

Net investment income (loss)	(0.01)		0.04		0.04		0.05		0.02

Net realized and unrealized gain (loss)	0.19		0.63		1.84		0.41		(0.13)

Total from investment operations	0.18		0.67		1.88		0.46		(0.11)

Less distributions to shareholders:

Net investment income	(0.02)		(0.03)		(0.10)		(0.00	)(a)	(0.02)

Total distributions to shareholders	(0.02)		(0.03)		(0.10)		(0.00	)(a)	(0.02)

Proceeds from regulatory settlements	0.00	(a)	—		—		0.01		—

Net asset value, end of period	$10.02		$9.86		$9.22		$7.44		$6.97

Total return	1.87	%(b)	7.32%		25.51%		6.76	%(c)	(1.52%)

Ratios to average net assets(d)

Total gross expenses	1.49%		1.49%		1.54%		1.59%		1.48%

Total net expenses(e)	1.49	%(f)	1.47	%(f)	1.45	%(f)	1.36	%(f)	1.37	%(f)

Net investment income (loss)	(0.10%)		0.41%		0.47%		0.75%		0.21%

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$3		$3		$3

Portfolio turnover	132%		63%		46%		50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$9.87		$9.23		$7.45		$7.00		$7.12

Income from investment operations:

Net investment income	0.02		0.06		0.06		0.07		0.02

Net realized and unrealized gain (loss)	0.21		0.63		1.84		0.41		(0.11)

Total from investment operations	0.23		0.69		1.90		0.48		(0.09)

Less distributions to shareholders:

Net investment income	(0.05)		(0.05)		(0.12)		(0.04)		(0.03)

Total distributions to shareholders	(0.05)		(0.05)		(0.12)		(0.04)		(0.03)

Proceeds from regulatory settlements	0.00	(a)	—		—		0.01		—

Net asset value, end of period	$10.05		$9.87		$9.23		$7.45		$7.00

Total return	2.33	%(b)	7.55%		25.74%		7.03	%(c)	(1.29%)

Ratios to average net assets(d)

Total gross expenses	1.17%		1.21%		1.26%		1.25%		1.23%

Total net expenses(e)	1.17	%(f)	1.21	%(f)	1.20	%(f)	1.11	%(f)	1.11	%(g)

Net investment income	0.21%		0.62%		0.72%		1.00%		0.24%

Supplemental data

Net assets, end of period (in thousands)	$2,297		$3,360		$2,760		$2,387		$3,004

Portfolio turnover	132%		63%		46%		50%		44%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Select Global Equity Fund (formerly known as Columbia Global Equity Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective January 15, 2015, Columbia Global Equity Fund was renamed Columbia Select Global Equity Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no

24	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition,

investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer

Annual Report 2015	25

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

26	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $1,735.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

Annual Report 2015	27

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.22
Class C	0.21
Class K	0.05
Class R	0.21
Class R5	0.05
Class W	0.26
Class Z	0.21

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $9,757. The liability remaining at October 31, 2015 for non-recurring charges associated with the lease amounted to $5,773 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,286.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $715,000 and $1,330,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $118,476 for Class A, $667 for Class B and $675 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

28	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective March 1, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.49%	1.50%
Class B	2.24	2.25
Class C	2.24	2.25
Class I	1.08	1.05
Class K	1.38	1.35
Class R	1.74	1.75
Class R5	1.13	1.10
Class W	1.49	1.50
Class Z	1.24	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, investments in partnerships, net operating loss reclassification, late-year ordinary losses, re-characterization of distributions for investments and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(278,826)
Accumulated net realized loss	1,083,871
Paid-in capital	(805,045)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015 ($)	Year Ended October 31, 2014 ($)
Ordinary income	963,510	1,355,137

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(27,590,709)
Net unrealized appreciation	18,680,108

At October 31, 2015, the cost of investments for federal income tax purposes was $402,737,065 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$30,562,060
Unrealized depreciation	(11,881,952)
Net unrealized appreciation	18,680,108

The following capital loss carryforwards, determined at October 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	649,946
2017	16,814,624
2019	10,126,139
Total	27,590,709

For the year ended October 31, 2015, $34,570,936 of capital loss carryforward was utilized.

Annual Report 2015	29

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2015, the Fund will elect to treat late-year ordinary losses of $668,165 as arising on November 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $539,719,005 and $506,246,935, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended October 31, 2015, the Fund recorded a receivable of $73,374 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against third parties relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one- month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2015.

Note 9. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 80.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

30	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Technology and Technology-related Investment Risk

The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2015	31

COLUMBIA SELECT GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Select Global Equity Fund

(formerly Columbia Global Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Global Equity Fund (formerly Columbia Global Equity Fund) (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

Annual Report 2015	33

COLUMBIA SELECT GLOBAL EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	100%
Dividends Received Deduction	100%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

34	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

Annual Report 2015	35

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust
				(11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair and CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

36	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee) since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds),
				2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2015	37

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

38	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015	39

COLUMBIA SELECT GLOBAL EQUITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND

SUBADVISORY AGREEMENTS

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Global Equity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Management, the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, detailed information regarding the process employed by Columbia Management for selecting and overseeing affiliated and unaffiliated subadvisers. The Board took into account the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad

40	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND

SUBADVISORY AGREEMENTS (continued)

scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to provide quality services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as changes to the strategy and management team) had been taken or are contemplated to help improve the Fund’s performance.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board considered the reports of its independent fee consultant, JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.

Annual Report 2015	41

COLUMBIA SELECT GLOBAL EQUITY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AND

SUBADVISORY AGREEMENTS (continued)

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. The Board also reviewed fee rates charged by other comparable mutual funds employing the Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

42	Annual Report 2015

COLUMBIA SELECT GLOBAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia Select Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN155_10_E01_(12/15)

ANNUAL REPORT

October 31, 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $471 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of September 30, 2015. Source: Ameriprise Q3 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.
**	Source: ICI as of September 30, 2015 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today’s challenging interest rate environment, it’s still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You’ve worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today’s complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■	Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■	Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team’s perspective on global economic investment conditions and markets

■	MarketTrack, featuring straightforward insight on current investment opportunities

■	White papers that delve deep into a variety of investment topics

■	Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	Twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■	Youtube.com/CTInvestUS

View our commentaries on the economy, markets and current investment opportunities.

■	Linkedin.com/company/Columbia-Threadneedle-Investments-US

Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT’S MESSAGE

Dear Shareholder,

Today’s investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today’s complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today’s investors:

■	Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today’s market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■	Navigate a changing interest rate environment

Today’s uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market’s ups and downs.

■	Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■	Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today’s market challenges and grow your assets at each crossroad of your journey.

■	Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it’s important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Columbia Seligman Global Technology Fund (the Fund) Class A shares returned 14.65% excluding sales charges for the 12-month period that ended October 31, 2015.

■	The Fund outperformed the MSCI World IT Index (Net), which returned 9.69% over the same period.

■	The Fund’s emphasis on semiconductor and semiconductor equipment stocks and solid stock selection within that group accounted for much of its performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2015)
	Inception	1 Year	5 Years	10 Years
Class A	05/23/94
Excluding sales charges		14.65	11.97	10.77
Including sales charges		8.06	10.66	10.12
Class B	04/22/96
Excluding sales charges		13.76	11.13	9.94
Including sales charges		8.78	10.87	9.94
Class C	05/27/99
Excluding sales charges		13.81	11.13	9.95
Including sales charges		12.81	11.13	9.95
Class I*	08/03/09	15.15	12.48	11.09
Class K*	08/03/09	14.83	12.18	10.90
Class R	04/30/03	14.37	11.68	10.49
Class R4*	11/08/12	14.95	12.14	10.86
Class R5*	08/03/09	15.12	12.42	11.05
Class Z*	09/27/10	14.94	12.27	10.92
MSCI World IT Index (Net)		9.69	12.88	8.35

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World IT Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2005 — October 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended October 31, 2015, the Fund’s Class A shares returned 14.65% excluding sales charges. The Fund outperformed its benchmark, the MSCI World IT Index (Net), which returned 9.69% for the same time period. The Fund’s emphasis on semiconductor and semiconductor equipment stocks, relative to the benchmark, and solid stock selection within that group, accounted for most of the Fund’s performance advantage over its benchmark. An underweight in internet software and services detracted from relative results.

A Generally Favorable Environment for Technology

As the current economic cycle completed its sixth year of recovery and expansion, U.S. growth remained positive although somewhat lower than its long-term historical average. Solid employment data, a strengthening housing market and an uptick in consumer spending buoyed confidence and supported returns for the U.S. stock market. Global stock markets, however, were generally lackluster. Uncertainty related to Greece’s ongoing debt crisis and the country’s future role in the European Union, mounting concerns about the pace of global growth, in general, and in China more specifically, weighed on investor sentiment. The pace of global growth also influenced the Federal Reserve’s decision not to raise a key short-term interest rate during the period. Against this backdrop, the information technology sector was a solid performer.

Contributors and Detractors

A substantial overweight in the semiconductor and semiconductor equipment industry bolstered returns that were enhanced by solid stock selection. During the period, we maintained the Fund’s overweight in semiconductors on the belief that the industry was poised for continued consolidation. In a year of record merger and acquisition (M&A) activity, several mainstream businesses have joined forces in an effort to spur earnings growth and capture economic synergies within combined entities. In the first half of 2015, announced semiconductor acquisition agreements totaled $72.6 billion — six times the annual average for M&A activity in the industry over the prior four years. This trend meant strong gains for the Fund’s semiconductor holdings. A merger between Spansion, a memory chip company, and Cypress Semiconductor aided Fund results. Both stocks were held in the portfolio. An overweight in TriQuint Semiconductor, which announced a merger with RF Micro Devices in 2014, also benefited relative returns, as investors bid up the price of the stock as the merger approached its closing date late in 2014.

Positions in Lam Research, Skyworks Solutions and Avago Technologies also contributed to Fund results. Lam Research continued to do well, as spending on semiconductor equipment increased to accommodate the transition to next-generation technologies. Demand also increased for Skyworks Solutions and Avago Technologies amplifiers and filters, as “4G” and LTE wireless spectrum are adopted by next generation smartphones. Additionally, Avago Technologies announced a strategic merger with Broadcom during the period, another portfolio holding that boosted Fund gains.

Stock selection in the software industry also aided performance as Synopsys, a semiconductor software design company, continued to benefit

Portfolio Management

Paul Wick

Rahul Narang

Shekhar Pramanick

Sanjay Devgan

Clark Westmont, CFA*

Jeetil Patel*

*	Effective July 13, 2015, Messrs. Westmont and Patel were named Technology Team members. Ajay Diwan no longer serves as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2015)
Lam Research Corp. (United States)	8.6
Synopsys, Inc. (United States)	7.6
Synaptics, Inc. (United States)	6.6
Apple, Inc. (United States)	5.2
Broadcom Corp., Class A (United States)	5.1
Avago Technologies Ltd. (Singapore)	4.2
Teradyne, Inc. (United States)	4.1
Maxim Integrated Products, Inc. (United States)	3.9
Check Point Software Technologies Ltd. (Israel)	3.1
King Digital Entertainment PLC (Ireland)	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015	5

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at October 31, 2015)
Ireland	2.8
Israel	3.2
Japan	0.3
Netherlands	1.6
Singapore	4.1
United States(a)	88.0
Total	100.0

Country Breakdown is based primarily on issuer’s place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at October 31, 2015)
Communications Equipment	4.7
Diversified Consumer Services	1.3
Electrical Equipment	0.2
Health Care Technology	0.4
IT Services	7.0
Internet Software & Services	6.3
Semiconductors & Semiconductor Equipment	49.4
Software	21.9
Technology Hardware, Storage & Peripherals	7.4
Money Market Funds	1.6
Total	100.2

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at October 31, 2015)
Consumer Discretionary	1.3
Health Care	0.4
Industrials	0.3
Information Technology	98.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

from the increased design complexity of semiconductors. Mobileye, a maker of software utilized in driverless car technologies, supported relative returns as the company received accolades for its technology and analysts upgraded the stock. Also in the software segment, Check Point Software Technologies, which makes security software, benefited from well-publicized cyber attacks on major corporations over the past year.

Within technology hardware, an underweight in Apple hurt relative returns as the stock outperformed the benchmark for the period. We remain underweight in Apple as a risk management measure, given the company’s outsized weight in the benchmark. We have invested in other companies that stand to benefit from Apple’s strong product performance, most notably our holdings within the semiconductor industry. An underweight in internet software and services also detracted from relative returns as some of the industry’s large constituents, such as Facebook and Google, continued to experience strong advertising revenue growth.

Looking Ahead

We maintained the Fund’s overweight in semiconductors even though the industry faced headwinds in the final months of this reporting period. This positioning reflects our present view that three major trends will continue to drive semiconductors going forward — industry consolidation, reduced cyclicality and the “Internet of Things (IOT)”:

■

Consolidation: We currently believe that the electronics industry will continue to consolidate as mainstream businesses join forces in an effort to spur growth and capture economic synergies within the combined entities. The consolidation trend, particularly in the semiconductor industry, currently shows no sign of slowing as speculation about further deals continues to make headlines.

■

Reduced cyclicality: The outsourcing of production to dedicated foundries has resulted in fewer boom/bust cycles for the semiconductor industry. Semiconductor companies have also become significantly less dependent on the health of the PC industry, which has further reduced the group’s cyclicality. Plus, the group has expanded into growth areas such as smartphones, automobiles, factories and home appliances. Within smartphones, for example, the dollar content of amplifiers and filters continues to grow, given the proliferation of wireless frequency bands for 3G and 4G phones.

■

The “Internet of Things (IOT)”: The IOT, wherein physical objects are embedded with electronics and sensors to enable connectivity and communication with other devices, is also driving technological advances.

The portfolio emphasizes companies that we believe stand to benefit from these trends.

We intend to continue to adhere to our disciplined investment process, which relies on deep fundamental analysis to identify those companies that we believe have the best growth prospects, trade at attractive valuations and will deliver solid investment returns over time.

6	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sub-Industry Breakdown (%) (at October 31, 2015)
Information Technology
Application Software	15.9
Communications Equipment	4.8
Data Processing & Outsourced Services	7.1
Home Entertainment Software	0.1
Internet Software & Services	6.4
Semiconductor Equipment	16.2
Semiconductors	33.8
Systems Software	6.2
Technology Hardware, Storage & Peripherals	7.5
Total	98.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2015	7

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2015 – October 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.90	1,018.00	7.14	7.13	1.41
Class B	1,000.00	1,000.00	1,015.80	1,014.24	10.92	10.91	2.16
Class C	1,000.00	1,000.00	1,016.20	1,014.24	10.92	10.91	2.16
Class I	1,000.00	1,000.00	1,022.00	1,020.10	5.02	5.01	0.99
Class K	1,000.00	1,000.00	1,020.70	1,018.70	6.43	6.43	1.27
Class R	1,000.00	1,000.00	1,018.80	1,016.75	8.40	8.39	1.66
Class R4	1,000.00	1,000.00	1,021.30	1,019.20	5.93	5.92	1.17
Class R5	1,000.00	1,000.00	1,022.10	1,019.95	5.17	5.16	1.02
Class Z	1,000.00	1,000.00	1,021.20	1,019.25	5.88	5.87	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 98.6%
Issuer	Shares	Value ($)
IRELAND 2.8%

King Digital Entertainment PLC	1,132,512	16,942,380

ISRAEL 3.2%

Check Point Software Technologies Ltd.(a)	213,260	18,114,304

Mellanox Technologies Ltd.(a)	25,200	1,187,172

Total		19,301,476

JAPAN 0.3%

Mabuchi Motor Co., Ltd.	29,900	1,479,433

NETHERLANDS 1.7%

AVG Technologies NV(a)	416,083	9,861,167

SINGAPORE 4.1%

Avago Technologies Ltd.	201,066	24,757,257

UNITED STATES 86.5%

Activision Blizzard, Inc.	8,821	306,618

Advanced Energy Industries, Inc.(a)	558,693	15,799,838

Alphabet, Inc., Class A(a)	20,300	14,969,017

Alphabet, Inc., Class C(a)	20,443	14,531,089

Altera Corp.	119,800	6,295,490

Apple, Inc.	256,785	30,685,808

Applied Materials, Inc.	90,900	1,524,393

Arista Networks, Inc.(a)	113,634	7,330,529

Arris Group, Inc.(a)	81,600	2,306,016

Atmel Corp.	652,500	4,959,000

Broadcom Corp., Class A	584,982	30,068,075

Cavium, Inc.(a)	88,565	6,283,687

Cisco Systems, Inc.	380,300	10,971,655

Computer Sciences Corp.	112,800	7,511,352

CPI Card Group, Inc.(a)	133,962	1,486,978

Cypress Semiconductor Corp.	764,405	8,056,829

Electronics for Imaging, Inc.(a)	169,865	7,888,531

EMC Corp.	95,000	2,490,900

Euronet Worldwide, Inc.(a)	24,674	1,979,842

F5 Networks, Inc.(a)	54,500	6,005,900

Facebook, Inc., Class A(a)	38,900	3,966,633

Fidelity National Information Services, Inc.	58,500	4,265,820

Freescale Semiconductor Holdings I Ltd.(a)	111,385	3,730,284

Common Stocks (continued)
Issuer	Shares	Value ($)

Imperva, Inc.	7,600	536,712

Lam Research Corp.	659,537	50,513,939

Lattice Semiconductor Corp.(a)	1,321,786	6,053,780

LifeLock, Inc.(a)	557,100	7,804,971

Mattson Technology, Inc.(a)	1,577,187	3,690,618

Maxim Integrated Products, Inc.	561,800	23,022,564

Micron Technology, Inc.(a)	183,300	3,035,448

Microsemi Corp.(a)	427,142	15,381,383

Nuance Communications, Inc.(a)	339,757	5,765,676

Palo Alto Networks, Inc.(a)	9,000	1,449,000

PayPal Holdings, Inc.(a)	41,000	1,476,410

Q2 Holdings, Inc.(a)	81,909	2,019,057

QLogic Corp.(a)	157,200	1,949,280

Qorvo, Inc.(a)	359,919	15,811,242

Red Hat, Inc.(a)	30,536	2,415,703

Rovi Corp.(a)	621,800	5,689,470

Sabre Corp.	110,817	3,249,154

Salesforce.com, inc.(a)	74,933	5,823,043

Skyworks Solutions, Inc.	155,981	12,047,972

SolarWinds, Inc.(a)	248,800	14,437,864

Synaptics, Inc.(a)	457,696	38,945,353

Synopsys, Inc.(a)	895,902	44,777,182

Teradyne, Inc.	1,237,560	24,157,171

Travelport Worldwide Ltd.	425,557	5,766,297

Vantiv, Inc., Class A(a)	31,800	1,594,770

Veeva Systems Inc., Class A(a)	100,700	2,554,759

Verint Systems, Inc.(a)	132,918	6,324,238

Visa, Inc., Class A	204,000	15,826,320

Xactly Corp.(a)	272,498	2,534,231

Total		518,067,891

Total Common Stocks (Cost: $448,078,888)		590,409,604

Money Market Funds 1.6%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.159%(b)(c)	9,852,534	9,852,534

Total Money Market Funds
(Cost: $9,852,534)		9,852,534

Total Investments
(Cost: $457,931,422)		600,262,138

Other Assets & Liabilities, Net		(1,124,220)

Net Assets		599,137,918

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,314,310	176,966,681	(176,428,457)	9,852,534	15,147	9,852,534

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS (continued)

October 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Ireland	16,942,380	—	—	16,942,380

Israel	19,301,476	—	—	19,301,476

Japan	—	1,479,433	—	1,479,433

Netherlands	9,861,167	—	—	9,861,167

Singapore	24,757,257	—	—	24,757,257

United States	518,067,891	—	—	518,067,891

Total Common Stocks	588,930,171	1,479,433	—	590,409,604

Money Market Funds	—	9,852,534	—	9,852,534

Total Investments	588,930,171	11,331,967	—	600,262,138

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	9,314,310	9,314,310	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $448,078,888)	$590,409,604

Affiliated issuers (identified cost $9,852,534)	9,852,534

Total investments (identified cost $457,931,422)	600,262,138

Receivable for:

Investments sold	1,135,046

Capital shares sold	776,804

Dividends	691

Foreign tax reclaims	3,338

Prepaid expenses	4,213

Total assets	602,182,230

Liabilities

Payable for:

Investments purchased	2,466,558

Capital shares purchased	301,510

Investment management fees	13,974

Distribution and/or service fees	5,764

Transfer agent fees	84,945

Administration fees	967

Plan administration fees	1

Compensation of board members	29,752

Other expenses	140,841

Total liabilities	3,044,312

Net assets applicable to outstanding capital stock	$599,137,918

Represented by

Paid-in capital	$410,572,264

Excess of distributions over net investment income	(28,783)

Accumulated net realized gain	46,263,461

Unrealized appreciation (depreciation) on:

Investments	142,330,716

Foreign currency translations	260

Total — representing net assets applicable to outstanding capital stock	$599,137,918

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2015

Class A

Net assets	$454,512,002

Shares outstanding	14,769,762

Net asset value per share	$30.77

Maximum offering price per share(a)	$32.65

Class B

Net assets	$2,900,779

Shares outstanding	115,826

Net asset value per share	$25.04

Class C

Net assets	$90,043,849

Shares outstanding	3,596,566

Net asset value per share	$25.04

Class I

Net assets	$3,897

Shares outstanding	124

Net asset value per share(b)	$31.52

Class K

Net assets	$144,183

Shares outstanding	4,639

Net asset value per share	$31.08

Class R

Net assets	$9,414,341

Shares outstanding	315,366

Net asset value per share	$29.85

Class R4

Net assets	$383,571

Shares outstanding	12,129

Net asset value per share(b)	$31.63

Class R5

Net assets	$972,057

Shares outstanding	30,962

Net asset value per share	$31.40

Class Z

Net assets	$40,763,239

Shares outstanding	1,304,674

Net asset value per share	$31.24

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$4,208,765

Dividends — affiliated issuers	15,147

Foreign taxes withheld	(14,378)

Total income	4,209,534

Expenses:

Investment management fees	4,860,066

Distribution and/or service fees

Class A	1,073,824

Class B	40,247

Class C	866,717

Class R	44,360

Transfer agent fees

Class A	868,324

Class B	8,190

Class C	175,325

Class K	96

Class R	17,931

Class R4	656

Class R5	232

Class Z	77,473

Administration fees	337,564

Plan administration fees

Class K	481

Compensation of board members	15,949

Custodian fees	15,037

Printing and postage fees	86,640

Registration fees	114,017

Audit fees	33,859

Legal fees	9,774

Other	36,208

Total expenses	8,682,970

Expense reductions	(4,120)

Total net expenses	8,678,850

Net investment loss	(4,469,316)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	52,225,550

Foreign currency translations	(29,575)

Net realized gain	52,195,975

Net change in unrealized appreciation (depreciation) on:

Investments	24,161,906

Foreign currency translations	266

Net change in unrealized appreciation	24,162,172

Net realized and unrealized gain	76,358,147

Net increase in net assets resulting from operations	$71,888,831

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations

Net investment loss	$(4,469,316)	$(3,869,140)

Net realized gain	52,195,975	70,526,829

Net change in unrealized appreciation	24,162,172	38,516,743

Net increase in net assets resulting from operations	71,888,831	105,174,432

Distributions to shareholders

Net realized gains

Class A	(44,430,647)	(7,886,387)

Class B	(590,350)	(162,300)

Class C	(10,492,719)	(1,937,073)

Class I	(452)	(322)

Class K	(22,097)	(3,999)

Class R	(902,568)	(176,715)

Class R4	(28,723)	(1,491)

Class R5	(6,693)	(1,944)

Class Z	(3,953,877)	(375,160)

Total distributions to shareholders	(60,428,126)	(10,545,391)

Increase (decrease) in net assets from capital stock activity	83,824,711	(32,040,061)

Total increase in net assets	95,285,416	62,588,980

Net assets at beginning of year	503,852,502	441,263,522

Net assets at end of year	$599,137,918	$503,852,502

Excess of distributions over net investment income	$(28,783)	$(26,056)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	2,600,594	79,217,701	890,632	24,519,346

Distributions reinvested	1,419,148	40,616,003	291,228	7,254,492

Redemptions	(1,834,388)	(55,164,241)	(2,518,069)	(68,780,821)

Net increase (decrease)	2,185,354	64,669,463	(1,336,209)	(37,006,983)

Class B shares

Subscriptions	8,515	212,704	4,417	100,408

Distributions reinvested	24,510	574,517	7,477	156,267

Redemptions(a)	(105,482)	(2,626,078)	(114,946)	(2,610,395)

Net decrease	(72,457)	(1,838,857)	(103,052)	(2,353,720)

Class C shares

Subscriptions	464,085	11,471,472	130,742	2,982,625

Distributions reinvested	371,025	8,693,115	75,467	1,576,497

Redemptions	(394,880)	(9,707,471)	(383,603)	(8,680,147)

Net increase (decrease)	440,230	10,457,116	(177,394)	(4,121,025)

Class I shares

Redemptions	—	—	(420)	(11,802)

Net decrease	—	—	(420)	(11,802)

Class K shares

Subscriptions	56	1,706	107	3,038

Distributions reinvested	753	21,734	155	3,888

Redemptions	(2,337)	(72,707)	(849)	(23,447)

Net decrease	(1,528)	(49,267)	(587)	(16,521)

Class R shares

Subscriptions	154,106	4,519,128	98,548	2,627,261

Distributions reinvested	28,339	788,395	6,067	147,429

Redemptions	(126,968)	(3,739,788)	(148,292)	(3,952,438)

Net increase (decrease)	55,477	1,567,735	(43,677)	(1,177,748)

Class R4 shares

Subscriptions	11,261	359,179	7,343	209,570

Distributions reinvested	967	28,379	56	1,418

Redemptions	(7,584)	(235,633)	(594)	(16,195)

Net increase	4,644	151,925	6,805	194,793

Class R5 shares

Subscriptions	40,508	1,286,825	1,204	30,899

Distributions reinvested	216	6,291	69	1,754

Redemptions	(11,589)	(341,408)	(1,779)	(49,068)

Net increase (decrease)	29,135	951,708	(506)	(16,415)

Class Z shares

Subscriptions	771,639	24,036,036	543,421	16,192,902

Distributions reinvested	85,454	2,477,312	5,437	136,894

Redemptions	(608,647)	(18,598,460)	(140,277)	(3,860,436)

Net increase	248,446	7,914,888	408,581	12,469,360

Total net increase (decrease)	2,889,301	83,824,711	(1,246,459)	(32,040,061)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$30.15		$24.60		$20.07		$20.16		$20.24

Income from investment operations:

Net investment loss	(0.21)		(0.19)		(0.16)		(0.15)		(0.15)

Net realized and unrealized gain	4.36		6.33		4.69		0.04		0.21

Total from investment operations	4.15		6.14		4.53		(0.11)		0.06

Less distributions to shareholders:

Net investment income	—		—		—		—		(0.14)

Net realized gains	(3.53)		(0.59)		—		—		—

Total distributions to shareholders	(3.53)		(0.59)		—		—		(0.14)

Proceeds from regulatory settlements	—		—		—		0.02		—

Net asset value, end of period	$30.77		$30.15		$24.60		$20.07		$20.16

Total return	14.65%		25.47%		22.57%		(0.45	%)(a)	0.26%

Ratios to average net assets(b)

Total gross expenses	1.42%		1.46%		1.55%		1.50%		1.49%

Total net expenses(c)	1.42	%(d)	1.46	%(d)	1.50	%(d)	1.40	%(d)	1.49	%(d)

Net investment loss	(0.68%)		(0.70%)		(0.70%)		(0.70%)		(0.70%)

Supplemental data

Net assets, end of period (in thousands)	$454,512		$379,433		$342,423		$311,523		$364,366

Portfolio turnover	64%		89%		81%		88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$25.14		$20.75		$17.06		$17.27		$17.35

Income from investment operations:

Net investment loss	(0.35)		(0.33)		(0.27)		(0.27)		(0.26)

Net realized and unrealized gain	3.58		5.31		3.96		0.04		0.18

Total from investment operations	3.23		4.98		3.69		(0.23)		(0.08)

Less distributions to shareholders:

Net realized gains	(3.33)		(0.59)		—		—		—

Total distributions to shareholders	(3.33)		(0.59)		—		—		—

Proceeds from regulatory settlements	—		—		—		0.02		—

Net asset value, end of period	$25.04		$25.14		$20.75		$17.06		$17.27

Total return	13.76%		24.58%		21.63%		(1.22	%)(a)	(0.46%)

Ratios to average net assets(b)

Total gross expenses	2.17%		2.21%		2.30%		2.26%		2.25%

Total net expenses(c)	2.17	%(d)	2.21	%(d)	2.25	%(d)	2.17	%(d)	2.25	%(d)

Net investment loss	(1.40%)		(1.45%)		(1.43%)		(1.47%)		(1.47%)

Supplemental data

Net assets, end of period (in thousands)	$2,901		$4,732		$6,045		$7,858		$12,499

Portfolio turnover	64%		89%		81%		88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$25.13		$20.74		$17.06		$17.26		$17.37

Income from investment operations:

Net investment loss	(0.35)		(0.33)		(0.28)		(0.26)		(0.26)

Net realized and unrealized gain	3.59		5.31		3.96		0.04		0.17

Total from investment operations	3.24		4.98		3.68		(0.22)		(0.09)

Less distributions to shareholders:

Net investment income	—		—		—		—		(0.02)

Net realized gains	(3.33)		(0.59)		—		—		—

Total distributions to shareholders	(3.33)		(0.59)		—		—		(0.02)

Proceeds from regulatory settlements	—		—		—		0.02		—

Net asset value, end of period	$25.04		$25.13		$20.74		$17.06		$17.26

Total return	13.81%		24.59%		21.57%		(1.16	%)(a)	(0.51%)

Ratios to average net assets(b)

Total gross expenses	2.17%		2.21%		2.30%		2.25%		2.25%

Total net expenses(c)	2.17	%(d)	2.21	%(d)	2.25	%(d)	2.15	%(d)	2.25	%(d)

Net investment loss	(1.43%)		(1.45%)		(1.45%)		(1.45%)		(1.45%)

Supplemental data

Net assets, end of period (in thousands)	$90,044		$79,309		$69,151		$64,360		$72,162

Portfolio turnover	64%		89%		81%		88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$30.80	$25.00	$20.30	$20.31		$20.37

Income from investment operations:

Net investment loss	(0.08)	(0.06)	(0.05)	(0.06)		(0.06)

Net realized and unrealized gain	4.46	6.45	4.75	0.03		0.22

Total from investment operations	4.38	6.39	4.70	(0.03)		0.16

Less distributions to shareholders:

Net investment income	—	—	—	—		(0.22)

Net realized gains	(3.66)	(0.59)	—	—		—

Total distributions to shareholders	(3.66)	(0.59)	—	—		(0.22)

Proceeds from regulatory settlements	—	—	—	0.02		—

Net asset value, end of period	$31.52	$30.80	$25.00	$20.30		$20.31

Total return	15.15%	26.07%	23.15%	(0.05	%)(a)	0.77%

Ratios to average net assets(b)

Total gross expenses	0.99%	0.99%	1.04%	1.00%		1.09%

Total net expenses(c)	0.99%	0.99%	1.03%	0.97%		1.09%

Net investment loss	(0.25%)	(0.21%)	(0.23%)	(0.26%)		(0.28%)

Supplemental data

Net assets, end of period (in thousands)	$4	$4	$14	$11		$11

Portfolio turnover	64%	89%	81%	88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class K	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$30.42	$24.77	$20.18	$20.22		$20.29

Income from investment operations:

Net investment loss	(0.16)	(0.15)	(0.12)	(0.10)		(0.10)

Net realized and unrealized gain	4.40	6.39	4.71	0.04		0.20

Total from investment operations	4.24	6.24	4.59	(0.06)		0.10

Less distributions to shareholders:

Net investment income	—	—	—	—		(0.17)

Net realized gains	(3.58)	(0.59)	—	—		—

Total distributions to shareholders	(3.58)	(0.59)	—	—		(0.17)

Proceeds from regulatory settlements	—	—	—	0.02		—

Net asset value, end of period	$31.08	$30.42	$24.77	$20.18		$20.22

Total return	14.83%	25.70%	22.75%	(0.20	%)(a)	0.48%

Ratios to average net assets(b)

Total gross expenses	1.27%	1.29%	1.34%	1.30%		1.29%

Total net expenses(c)	1.27%	1.29%	1.32%	1.16%		1.29%

Net investment loss	(0.52%)	(0.52%)	(0.52%)	(0.45%)		(0.50%)

Supplemental data

Net assets, end of period (in thousands)	$144	$188	$167	$231		$432

Portfolio turnover	64%	89%	81%	88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$29.35		$24.02		$19.65		$19.78		$19.88

Income from investment operations:

Net investment loss	(0.27)		(0.25)		(0.21)		(0.19)		(0.19)

Net realized and unrealized gain	4.23		6.17		4.58		0.04		0.19

Total from investment operations	3.96		5.92		4.37		(0.15)		—

Less distributions to shareholders:

Net investment income	—		—		—		—		(0.10)

Net realized gains	(3.46)		(0.59)		—		—		—

Total distributions to shareholders	(3.46)		(0.59)		—		—		(0.10)

Proceeds from regulatory settlements	—		—		—		0.02		—

Net asset value, end of period	$29.85		$29.35		$24.02		$19.65		$19.78

Total return	14.37%		25.16%		22.24%		(0.66	%)(a)	(0.04%)

Ratios to average net assets(b)

Total gross expenses	1.67%		1.71%		1.80%		1.75%		1.74%

Total net expenses(c)	1.67	%(d)	1.71	%(d)	1.75	%(d)	1.65	%(d)	1.74	%(d)

Net investment loss	(0.93%)		(0.95%)		(0.94%)		(0.94%)		(0.95%)

Supplemental data

Net assets, end of period (in thousands)	$9,414		$7,628		$7,291		$8,124		$9,787

Portfolio turnover	64%		89%		81%		88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$30.89		$25.12		$20.20

Income from investment operations:

Net investment loss	(0.13)		(0.13)		(0.12)

Net realized and unrealized gain	4.47		6.49		5.04

Total from investment operations	4.34		6.36		4.92

Less distributions to shareholders:

Net realized gains	(3.60)		(0.59)		—

Total distributions to shareholders	(3.60)		(0.59)		—

Net asset value, end of period	$31.63		$30.89		$25.12

Total return	14.95%		25.82%		24.36%

Ratios to average net assets(b)

Total gross expenses	1.17%		1.21%		1.33	%(c)

Total net expenses(d)	1.17	%(e)	1.21	%(e)	1.29	%(c)(e)

Net investment loss	(0.42%)		(0.47%)		(0.53	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$384		$231		$17

Portfolio turnover	64%		89%		81%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class R5	2015	2014	2013	2012		2011
Per share data
Net asset value, beginning of period	$30.69	$24.92	$20.25	$20.27		$20.35

Income from investment operations:

Net investment loss	(0.13)	(0.08)	(0.04)	(0.05)		(0.05)

Net realized and unrealized gain	4.48	6.44	4.71	0.01		0.19

Total from investment operations	4.35	6.36	4.67	(0.04)		0.14

Less distributions to shareholders:

Net investment income	—	—	—	—		(0.22)

Net realized gains	(3.64)	(0.59)	—	—		—

Total distributions to shareholders	(3.64)	(0.59)	—	—		(0.22)

Proceeds from regulatory settlements	—	—	—	0.02		—

Net asset value, end of period	$31.40	$30.69	$24.92	$20.25		$20.27

Total return	15.12%	26.03%	23.06%	(0.10	%)(a)	0.66%

Ratios to average net assets(b)

Total gross expenses	1.02%	1.04%	1.08%	1.06%		1.03%

Total net expenses(c)	1.02%	1.04%	1.06%	0.99%		1.03%

Net investment loss	(0.41%)	(0.28%)	(0.16%)	(0.23%)		(0.21%)

Supplemental data

Net assets, end of period (in thousands)	$972	$56	$58	$165		$33

Portfolio turnover	64%	89%	81%	88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$30.55		$24.85		$20.23		$20.26		$20.36

Income from investment operations:

Net investment loss	(0.13)		(0.13)		(0.10)		(0.09)		(0.06)

Net realized and unrealized gain	4.41		6.42		4.72		0.04		0.18

Total from investment operations	4.28		6.29		4.62		(0.05)		0.12

Less distributions to shareholders:

Net investment income	—		—		—		—		(0.22)

Net realized gains	(3.59)		(0.59)		—		—		—

Total distributions to shareholders	(3.59)		(0.59)		—		—		(0.22)

Proceeds from regulatory settlements	—		—		—		0.02		—

Net asset value, end of period	$31.24		$30.55		$24.85		$20.23		$20.26

Total return	14.94%		25.82%		22.84%		(0.15	%)(a)	0.55%

Ratios to average net assets(b)

Total gross expenses	1.17%		1.22%		1.30%		1.23%		1.14%

Total net expenses(c)	1.17	%(d)	1.22	%(d)	1.24	%(d)	1.13	%(d)	1.14	%(d)

Net investment loss	(0.42%)		(0.47%)		(0.42%)		(0.42%)		(0.30%)

Supplemental data

Net assets, end of period (in thousands)	$40,763		$32,271		$16,097		$22,115		$20,020

Portfolio turnover	64%		89%		81%		88%		95%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	25

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2015

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

26	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Annual Report 2015	27

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily

28	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2015 was 0.855% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2015 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2015, other expenses paid by the Fund to this company were $1,991.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2015, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2015, the Fund’s total potential future obligation over the life of the Guaranty is $139,675. The liability remaining at October 31, 2015 for non-recurring charges associated with the lease amounted to $82,454 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

Annual Report 2015	29

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $4,120.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $145,000 and $4,291,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2015, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $410,192 for Class A, $1,285 for Class B and $2,161 for Class C shares for the year ended October 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective March 1, 2015	Contractual Expense Cap Prior to March 1, 2015
Class A	1.51%	1.53%
Class B	2.26	2.28
Class C	2.26	2.28
Class I	1.10	1.10
Class K	1.40	1.40
Class R	1.76	1.78
Class R4	1.26	1.28
Class R5	1.15	1.15
Class Z	1.26	1.28

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency

30	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,466,589
Accumulated net realized gain	(4,466,590)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2015 ($)	Year Ended October 31, 2014 ($)
Ordinary income	16,691,240	—
Long-term capital gains	43,736,886	10,545,391
Total	60,428,126	10,545,391

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	9,589,842
Undistributed long-term capital gains	36,967,586
Net unrealized appreciation	142,036,749

At October 31, 2015, the cost of investments for federal income tax purposes was $458,225,389 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$161,745,588
Unrealized depreciation	(19,708,839)
Net unrealized appreciation	$142,036,749

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $376,483,364 and $355,977,492, respectively, for the year ended October 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan as lead of a syndicate of banks under the credit facility agreement. The credit facility agreement, as amended, permits collective borrowings up to $1 billion under the same terms and interest rates as described above.

Annual Report 2015	31

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

The Fund had no borrowings during the year ended October 31, 2015.

Note 8. Significant Risks

Shareholder Concentration Risk

At October 31, 2015, affiliated shareholders of record owned 33.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors

(collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

32	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2015

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015	33

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund,” a series of Columbia Funds Series Trust II) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended October 31, 2011 were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

December 22, 2015

34	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	0.06%
Dividends Received Deduction	0.05%
Capital Gain Dividend	$38,868,376

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015	35

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None

36	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds, Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15, Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980- 1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Annual Report 2015	37

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014; Trustee, Marygrove College (Chair of Finance Committee) since 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995- 1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

38	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (With in Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.	187	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2015	39

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

40	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager, and together with its global affiliates, Columbia Threadneedle), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Global Technology Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March, April and June 2015, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March, April and June were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect discussion and subsequent requests made by the Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its June 15-17, 2015 in-person Board meeting (the June Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its organization, expertise, resources and capabilities.

The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the restructured leadership in the Chief Investment Officer’s organization, the strengthening of the investment research department, the solidifying of the Global Asset Management initiative and the restructured investment risk management organization. The Board also noted the broad scope of services provided by Columbia Management to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Management’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting achievements in 2014 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Management and its affiliates and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board took into account the proposed combination of the forms of IMS Agreements and Administrative Services Agreements into a single form of agreement with the combined form reflecting no proposed change in services or fees. Given no material change, the Trustees agreed to the combined form, to be effective upon each Fund’s next annual update. The Board concluded that the services being performed under the IMS Agreement and the Administrative Services Agreement were of a reasonably high quality.

Annual Report 2015	41

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board considered the reports of its independent fee consultant, JDL, which assisted in its analysis of the Funds’ performance and expenses, and JDL’s conclusion that the effective investment management fee rate for the Fund remains within a reasonable range. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Management and Ameriprise from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2014 Columbia Management profitability was reasonable. It also considered that Columbia Management generated 2014 profitability that only moderately exceeded 2013 levels. It was further observed that, based on information presented, 2014 overall profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management services fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 17, 2015, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

42	Annual Report 2015

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	43

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN220_10_E01_(12/15)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$191,000	$182,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2015 and October 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$32,200	$32,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2015 and 2014 also include Tax Fees for foreign tax filings.

During the fiscal years ended October 31, 2015 and October 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2015 and October 31, 2014 are approximately as follows:

2015	2014
$260,000	$360,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 22, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 22, 2015